UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21829

BBH TRUST

On behalf of the following series:

BBH Select Series – Large Cap Fund

BBH Global Core Select

BBH Partner Fund – International Equity

BBH Limited Duration Fund

BBH Intermediate Municipal Bond Fund

BBH Income Fund

BBH U.S. Government Money Market Fund

(Exact name of registrant as specified in charter)

140 Broadway, New York, NY 10005

(Address of principal executive offices) (Zip Code)

Corporation Services Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 575-1265

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

1

Item 1.	Report to Stockholders.

Annual Report

OCTOBER 31, 2020

BBH Select Series — Large Cap Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH SELECT SERIES – LARGE CAP FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2020

Our primary objective in managing BBH Select Series — Large Cap Fund (“the Fund”) is to provide attractive compounded returns over full market cycles in a risk-conscious way. We employ a bottom-up, fundamentals-based process that seeks to invest in competitively advantaged, well-managed, cash generative businesses that provide essential products and services. With reducing the likelihood of a permanent capital loss being one of our key goals, we work to explicitly identify key risks outside of company management’s control so that we can contemplate the range of potential outcomes for each business. Our portfolio construction decisions are driven by an approach that considers the quality of the businesses, their long-term growth prospects and their valuation levels relative to our appraisals of intrinsic value. We invest with a long-term ownership perspective and an expectation that our returns will be driven by the underlying performances of the businesses, their effectiveness at deploying capital and their operational and financial resilience during periods of economic stress. Neither our short-term nor long-term return objectives are predicated on benchmark comparisons. As a result, the performance of the Fund will likely differ meaningfully – both positively and negatively – from major indexes at various points within a long-term market cycle as we maintain our independent perspective and focus on long-term compounding.

The Institutional Share class of the Fund rose by 1.82% net of fees during its fiscal year ended October 31, 2020. During the same period, the S&P 500 Index (“S&P 500”) returned 9.71%. Since its inception on September 9, 2019, the Fund returned 2.66% on an annualized basis, compared to 10.55% for the S&P 500. Notably, fiscal year 2020 included the arrival of the COVID-19 pandemic, which created massive disruptions to global commercial activity and precipitated a sharp market correction in the early months of calendar 2020. At the low point in March, the Fund was down nearly 28% for its fiscal year, but then recovered alongside a broad rebound in risk assets spurred by numerous government and central bank interventions and the gradual easing of recessionary conditions.

As we evaluate the Fund’s performance in fiscal year 2020 and since inception, we note three distinct underlying elements:

(1)

In aggregate, our companies have executed well on their long-term strategies, and they have produced solid growth and fundamental performance while maintaining appropriately conservative capital structures. These achievements are evident at the roll-up portfolio level, where we have observed attractive growth in revenues, strong profit margins, solid returns on capital and reasonable debt levels (relative to pre-tax cash flows).

(2)

The Fund has experienced lower levels of periodic downside volatility relative to the broader market (as represented by the S&P 500).

(3)

We did not capture full market upside during periods of steep equity appreciation, mainly due to our relatively lower exposure to highly concentrated growth leadership stocks that overwhelmingly drove the performance of benchmark Index.

The third element cited above was the largest drag on the Fund’s relative performance. Retrospective market risk analysis clearly indicates that large-cap equity performance has been dominated by three factors: earnings growth, revenue growth and share price momentum. In contrast, valuation (i.e. lower multiples) as a factor has been a massive detractor to performance. There are indeed some legitimate fundamental drivers

BBH SELECT SERIES – LARGE CAP FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

of this divergence, not only because the large-cap growth leadership cohort has produced attractive financial results and has grown dramatically in terms of index representation, but also because several industry groups that reside in the value segment of the market have experienced material business headwinds that have pressured earnings. However, we also note expansive monetary policy, flows towards passive funds and the influence of quantitative and trend-following strategies have created an equity investment environment in which diversification and a balanced perspective regarding valuation have acted as hindrances to performance.

Our investment approach does not bind us to either ‘side’ of the market – growth or value – and in fact we find such nomenclature to be misleading because the prudent practice of public market equity investing should be focused on the interplay of the two, rather than a binary choice between them. In the establishment of our investment universe and ultimately the selection of our Fund’s concentrated portfolio, we first examine business quality, industry structure, long-term prospects, financial health and management capabilities. Only when we deem a company to have met appropriate thresholds on each of those dimensions do we undertake the task of determining entry valuation ranges for which we believe there is reasonable risk-adjusted compensation available to us as investors. If such compensation becomes diminished during the period of ownership, we actively rotate capital towards other opportunities, always with a guiding focus on business quality and long-term conviction. We believe this approach is prudent, transparent, repeatable and is supported by empirical evidence. It is not designed to beat, nor is it likely to beat, broad index returns over point-to-point periods inside of market cycles.

The Fund’s largest positive contributors during fiscal 2020 were Alphabet Inc., Copart Inc. and NIKE Inc. These businesses are category leaders in growing markets, and we believe they are well positioned to sustain attractive economic profits based on their competitive differentiation and industry structures.

The Fund’s largest detractors during fiscal 2020 were U.S. Bancorp, Bright Horizons Family Solutions Inc. and FleetCor Technologies Inc. Each of the three businesses was materially impacted by economic and operational pressures related to the COVID-19 pandemic. We sold our holdings of both U.S. Bancorp and Bright Horizons based on our view that other investment opportunities offered higher relative certainty. FleetCor, which remained in the Fund at the end of the fiscal year, has seen its business results improve alongside economic normalization, and we believe the company continues to have attractive opportunities for continued growth in multiple areas within the electronic payments industry.

During fiscal 2020, the Fund made new investments in Nike, Baxter International Inc., Progressive Corp., Amazon.com Inc., Visa Inc., Thermo Fisher Scientific Inc. and Starbucks Corp. In addition to the exits of U.S. Bancorp and Bright Horizons noted above, the Fund also sold its positions in Unilever PLC and Novartis AG.

As of October 31, 2020, the Fund had positions in 32 companies, with approximately 45% of the assets held in the ten largest holdings. The Fund ended the fiscal year trading at roughly 87% of our underlying intrinsic value estimates on a weighted average basis.

________________

Portfolio holdings are subject to change.
Intrinsic value represents what we believe to be the value of a security based on our analysis of both tangible and intangible factors.

FINANCIAL STATEMENTS OCTOBER 31, 2020	3

BBH SELECT SERIES – LARGE CAP FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

Growth of $10,000 Invested in BBH Select Series - Large Cap Fund

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund since inception (September 9, 2019) to October 31, 2020 as compared to the S&P 500.

The annualized gross expense ratios as shown in the February 28, 2020 prospectus for Class I and Retail Class shares were 0.75% and 5.79%, respectively. The annualized gross expense ratios for the year ended 10/31/2020 for Class I and Retail Class shares were 0.74% and 3.48%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

________________

[1]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The S&P 500 is an unmanaged weighted index of 500 stocks providing a broad indicator of stock price movements. The composition of the index is materially different than the Fund’s holdings. The index is unmanaged. Investments cannot be made in an index.

4

BBH SELECT SERIES – LARGE CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Select Series – Large Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Select Series – Large Cap Fund (the “Fund”), one of the funds within BBH Trust, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and for the period from September 9, 2019 (commencement of operations) to October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 9, 2019 (commencement of operations) to October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

FINANCIAL STATEMENTS OCTOBER 31, 2020	5

BBH SELECT SERIES – LARGE CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991

6

BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO ALLOCATION

October 31, 2020

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$28,550,026	7.3%
Communications	58,165,012	15.0
Consumer Cyclical	52,110,160	13.4
Consumer Non-Cyclical	123,251,930	31.6
Financials	72,194,763	18.6
Industrials	30,140,561	7.8
Technology	20,760,507	5.4
Cash and Other Assets in Excess of Liabilities	3,693,600	0.9
NET ASSETS	$388,866,559	100.0%

All data as of October 31, 2020. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	7

BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

Shares		Value
	COMMON STOCK (99.1%)
	BASIC MATERIALS (7.3%)
113,112	Celanese Corp. (Series A)	$12,839,343
71,302	Linde, Plc. (Ireland)	15,710,683
	Total Basic Materials	28,550,026

	COMMUNICATIONS (15.0%)
16,972	Alphabet, Inc. (Class C)[1]	27,511,782
4,977	Amazon.com, Inc.[1]	15,110,918
3,829	Booking Holdings, Inc.[1]	6,212,552
220,875	Comcast Corp. (Class A)	9,329,760
	Total Communications	58,165,012

	CONSUMER CYCLICAL (13.4%)
162,195	Copart, Inc.[1]	17,899,840
21,501	Costco Wholesale Corp.	7,689,188
45,256	Dollar General Corp.	9,445,380
92,766	NIKE, Inc. (Class B)	11,139,341
68,266	Starbucks Corp.	5,936,411
	Total Consumer Cyclical	52,110,160

	CONSUMER NON-CYCLICAL (31.6%)
245,102	Alcon, Inc. (Switzerland)[1]	13,931,598
138,126	Baxter International, Inc.	10,714,434
169,275	Brown-Forman Corp. (Class B)	11,800,160
128,267	Colgate-Palmolive Co.	10,118,984
97,066	Diageo, Plc. ADR (United Kingdom)	12,636,052
54,537	FleetCor Technologies, Inc.[1]	12,047,769
167,072	Henry Schein, Inc.[1]	10,622,438
68,276	Nestle SA ADR (Switzerland)	7,665,346
128,424	Perrigo Co., Plc. (Ireland)	5,633,961
18,706	Thermo Fisher Scientific, Inc.	8,850,183
121,293	Zoetis, Inc. (Class A)	19,231,005
	Total Consumer Non-Cyclical	123,251,930

	FINANCIALS (18.6%)
154,329	Arthur J Gallagher & Co.	16,005,461
73	Berkshire Hathaway, Inc. (Class A)[1]	22,082,501
55,687	Mastercard, Inc. (Class A)	16,073,496

The accompanying notes are an integral part of these financial statements.

8

BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Shares		Value
	COMMON STOCKS (continued)
	FINANCIALS (continued)
117,412	Progressive Corp.	$10,790,163
39,861	Visa, Inc. (Class A)	7,243,142
	Total Financials	72,194,763
	INDUSTRIALS (7.8%)
109,861	Allegion, Plc. (Ireland)	10,821,308
238,966	AO Smith Corp.	12,352,152
64,564	Waste Management, Inc.	6,967,101
	Total Industrials	30,140,561

	TECHNOLOGY (5.4%)
38,858	KLA Corp.	7,662,020
233,443	Oracle Corp.	13,098,487
	Total Technology	20,760,507
	Total Common Stock
	(Cost $356,632,750)	385,172,959

TOTAL INVESTMENTS (Cost $356,632,750)[2]	99.1%	$385,172,959
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	0.9%	3,693,600
NET ASSETS	100.00%	$388,866,559

____________

[1]	Non-income producing security.
[2]

The aggregate cost for federal income tax purposes is $356,632,750, the aggregate gross unrealized appreciation is $39,215,580 and the aggregate gross unrealized depreciation is $10,675,371, resulting in net unrealized appreciation of $28,540,209.

Abbreviation:

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	9

BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

10

BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2020
Common Stock:
Basic Materials	$28,550,026	$—	$—	$28,550,026
Communications	58,165,012	—	—	58,165,012
Consumer Cyclical	52,110,160	—	—	52,110,160
Consumer Non-Cyclical	123,251,930	—	—	123,251,930
Financials	72,194,763	—	—	72,194,763
Industrials	30,140,561	—	—	30,140,561
Technology	20,760,507	—	—	20,760,507
Investments, at value	$385,172,959	$—	$—	$385,172,959

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	11

BBH SELECT SERIES – LARGE CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS:
Investments in securities, at value (Cost $356,632,750)	$385,172,959
Cash	2,990,818
Receivables for:
Investments sold	1,901,629
Shares sold	837,070
Dividends	315,186
Investment advisory and administrative fee waiver reimbursement	6,826
Prepaid assets	6,971
Total Assets	391,231,459
LIABILITIES:
Payables for:
Investments purchased	1,977,728
Investment advisory and administrative fees	222,785
Shares redeemed	79,919
Professional fees	55,964
Custody and fund accounting fees	8,600
Transfer agent fees	3,213
Distribution fees	481
Accrued expenses and other liabilities	16,210
Total Liabilities	2,364,900
NET ASSETS	$388,866,559
Net Assets Consist of:
Paid-in capital	$368,740,286
Retained earnings	20,126,273
Net Assets	$388,866,559

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($386,697,965 ÷ 37,550,134 shares outstanding)	$10.30
RETAIL CLASS SHARES
($2,168,594 ÷ 211,838 shares outstanding)	$10.24

The accompanying notes are an integral part of these financial statements.

12

BBH SELECT SERIES – LARGE CAP FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2020

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $124,131)	$4,329,066
Interest income	1,663
Total Income	4,330,729
Expenses:
Investment advisory and administrative fees	2,616,205
Registration fees	126,871
Professional fees	78,031
Board of Trustees' fees	55,625
Transfer agent fees	39,518
Custody and fund accounting fees	32,084
Distribution fees	4,918
Miscellaneous expenses	70,928
Total Expenses	3,024,180
Investment advisory and administrative fee waiver	(47,750)
Net Expenses	2,976,430
Net Investment Income	1,354,299
NET REALIZED AND UNREALIZED GAIN:
Net realized loss on investments in securities	(9,767,949)
Net change in unrealized appreciation/(depreciation) on investments in securities	22,620,092
Net Realized and Unrealized Gain	12,852,143
Net Increase in Net Assets Resulting from Operations	$14,206,442

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	13

BBH SELECT SERIES – LARGE CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2020	For the period from September 9, 2019 (commencement of operations) to October 31, 2019
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$1,354,299	$169,815
Net realized loss on investments in securities	(9,767,949)	–
Net change in unrealized appreciation/(depreciation) on investments in securities	22,620,092	5,920,117
Net increase in net assets resulting from operations	14,206,442	6,089,932
Dividends and distributions declared:
Class I	(170,101)	–
Total dividends and distributions declared	(170,101)	–
Share transactions:
Proceeds from sales of shares	106,103,818	395,151,093
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	30,580	–
Proceeds from short-term redemption fees	2,937	42
Cost of shares redeemed	(130,069,475)	(2,478,709)
Net increase (decrease) in net assets resulting from share transactions	(23,932,140)	392,672,426
Total increase (decrease) in net assets	(9,895,799)	398,762,358
NET ASSETS:
Beginning of year/period	398,762,358	–
End of year/period	$388,866,559	$398,762,358

The accompanying notes are an integral part of these financial statements.

14

BBH SELECT SERIES – LARGE CAP FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class I share outstanding throughout each period.

	For the year ended October 31, 2020	For the period from September 9, 2019 (commencement of operations) to October 31, 2019
Net asset value, beginning of period	$10.12	$10.00
Income from investment operations:
Net investment income[1]	0.03	0.01
Net realized and unrealized gain	0.15	0.11
Total income from investment operations	0.18	0.12
Short-term redemption fees[1]	0.00 [2]	–
Less dividends and distributions:
From investment income	0.00 [2]	–
Total dividends and distributions	0.00 [2]	–
Net asset value, end of period	$10.30	$10.12
Total return	1.82%	1.20%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$387	$397
Ratio of expenses to average net assets before reductions	0.74%	0.75%[4]
Fee waiver	–%[5]	0.01%[4,5]
Ratio of expenses to average net assets after reductions	0.74%	0.74%[4]
Ratio of net investment income to average net assets	0.34%	0.52%[4]
Portfolio turnover rate	38%	0%[3]
____________
[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees, legal fees and registration fees.
[5]

The ratio of expenses to average net assets for the year ended October 31, 2020 and the period ended October 31, 2019 reflect fees reduced as result of a contractual operating expense limitation of the share class of 0.80%. The Agreement is effective through March 1, 2021 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2020 and the period from September 9, 2019 to October 31, 2019 the waived fees were $0 and $27,976, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	15

BBH SELECT SERIES – LARGE CAP FUND

FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a Retail Class share outstanding throughout each period.

	For the year ended October 31, 2020	For the period from September 9, 2019 (commencement of operations) to October 31, 2019
Net asset value, beginning of period	$10.09	$10.00
Income from investment operations:
Net investment income[1]	0.00 [2]	0.01
Net realized and unrealized gain	0.15	0.08
Total income from investment operations	0.15	0.09
Short-term redemption fees[1]	–	0.00 [2]
Net asset value, end of period	$10.24	$10.09
Total return	1.49%	0.90%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$2	$2
Ratio of expenses to average net assets before reductions	3.48%	5.79%[4]
Fee waiver	2.43%[5]	4.74%[4,5]
Ratio of expenses to average net assets after reductions	1.05%	1.05%[4]
Ratio of net investment income to average net assets	0.03%	0.46%[4]
Portfolio turnover rate	38%	0%[3]
____________
[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees, legal fees and registration fees.
[5]

The ratio of expenses to average net assets for the year ended October 31, 2020 and the period ended October 31, 2019 reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.05%. The Agreement is effective through March 1, 2021 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2020 and the period from September 9, 2019 to October 31, 2019 the waived fees were $47,750 and $8,357, respectively.

The accompanying notes are an integral part of these financial statements.

16

BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2020

1.Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on September 9, 2019 and offers two share classes, Class I and Retail Class. Neither Class I shares nor Retail Class shares automatically convert to any other share class of the Fund. The investment objective of the Fund is to provide investors with long-term growth of capital. As of October 31, 2020, there were seven series of the Trust.

2.Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C.Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust

FINANCIAL STATEMENTS OCTOBER 31, 2020	17

BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2020, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for open tax period since September 9, 2019 (commencement of operations). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E.Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $170,101 and $0 to Class I shares and Retail Class shareholders, respectively, during the year ended October 31, 2020.

18

BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

The tax character of distributions paid during the years ended October 31, 2020 and 2019, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2020:	$170,101	$—	$170,101	$—	$170,101
2019:	—	—	—	—	—

As of October 31, 2020 and 2019, respectively, the components of retained earnings/(accumulated deficit) were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2020:	$1,354,013	$—	$(9,767,949)	$—	$28,540,209	$20,126,273
2019:	169,815	—	—	—	5,920,117	6,089,932

The Fund had $9,767,949 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2020, of which $9,767,949 and $0, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) would be attributable primarily to the tax deferral of losses on wash sales, if applicable.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F.Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

FINANCIAL STATEMENTS OCTOBER 31, 2020	19

BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

3.Fees and Other Transactions with Affiliates.

A.Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.65% per annum on the first $3 billion of the Fund’s average daily net assets and 0.60% per annum on the Fund’s average daily net assets over $3 billion. For year ended October 31, 2020, the Fund incurred $2,616,205 under the Agreement.

B.Investment Advisory and Administrative Fee Waivers. Effective September 9, 2019 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class I and Retail Class to 0.80%. The agreement will terminate on March 1, 2021, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2020, the Investment Adviser waived fees in the amount of $0 and $47,750 for Class I and Retail Class, respectively.

C.Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for distribution-related services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of investment in Retail Class shares and may cost the Retail Class shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, it is anticipated that total operating expenses for Retail Class shares will be no greater than 1.05% of the average daily net assets. For the year ended October 31, 2020, Retail Class shares of the Fund incurred $4,918 for Distribution (12b-1) Fees. This amount is presented under line item “Distribution fees” in the Statement of Operations.

D.Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2020, the Fund incurred $32,084 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned

20

BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

by the Fund for the year ended October 31, 2020 was $1,663. This amount is included in "interest income" in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2020, was $0. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

E.Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2020, the Fund incurred $55,625 in independent Trustee compensation and expense reimbursements.

F.Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.Investment Transactions. For the year ended October 31, 2020, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $152,046,030 and $163,858,182, respectively.

5.Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I and Retail Class shares of beneficial interest at no par value. Transactions in Class I and Retail Class shares were as follows:

	For the year ended October 31, 2020		For the period ended October 31, 2019*
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	11,524,670	$105,474,945	39,489,027	$393,470,565
Shares issued in connection with reinvestments of dividends	2,943	30,580	—	—
Proceeds from short-term redemption fees	N/A	2,937	N/A	—
Shares redeemed	(13,218,054)	(129,851,574)	(248,452)	(2,476,612)
Net increase	(1,690,441)	$(24,343,112)	39,240,575	$390,993,953
Retail Class
Shares sold	63,876	$628,873	169,825	$1,680,528
Shares issued in connection with reinvestments of dividends	—	—	—	—
Proceeds from short-term redemption fees	N/A	N/A	N/A	42
Shares redeemed	(21,650)	(217,901)	(213)	(2,097)
Net increase	42,226	$410,972	169,612	$1,678,473

____________

*	The period represented is from September 9, 2019 (commencement of operations) to October 31, 2019.

FINANCIAL STATEMENTS OCTOBER 31, 2020	21

BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

6. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7. Significant Events. In the beginning of 2020, there was an outbreak of the novel corona virus (COVID 19) which has impacted the financial markets and the global economy as a whole. The outbreak of COVID 19 is still ongoing and the magnitude and impact on the financial markets is highly uncertain and cannot be predicted. The effect of this impact may adversely impact the future carrying value of investments and results of operations of the Fund.

22

BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

There are no other significant events to report as they relate to the Fund.

8.Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2020 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	23

BBH SELECT SERIES – LARGE CAP FUND

DISCLOSURE OF FUND EXPENSES

October 31, 2020

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

24

BBH SELECT SERIES – LARGE CAP FUND

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2020

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020[1]
Class I
Actual	$1,000	$1,131	$4.02
Hypothetical[2]	$1,000	$1,021	$3.81

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020[1]
Retail Class
Actual	$1,000	$1,129	$5.62
Hypothetical[2]	$1,000	$1,020	$5.33

________________

[1]

Expenses are equal to the Fund’s annualized expense ratio of 0.75% and 1.05% for Class I and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/366.

[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

FINANCIAL STATEMENTS OCTOBER 31, 2020	25

BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST

October 31, 2020

Conflict of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-Adviser have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and the Sub-Adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-Adviser and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-Adviser manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients’ accounts may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-Adviser

26

BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020

could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub-Adviser, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Sub-adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-Adviser. The Sub-Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

FINANCIAL STATEMENTS OCTOBER 31, 2020	27

BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020

Cross Trades. Under certain circumstances, the Investment Adviser and/or the Sub-adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser or the Sub-adviser. Subject to applicable law and regulation, BBH, the Investment Adviser or the Sub-adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser or the Sub-adviser’s clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or the Sub-adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser or the Sub-adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or the Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that the Sub-Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

28

BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal

FINANCIAL STATEMENTS OCTOBER 31, 2020	29

BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020

trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

30

BBH SELECT SERIES – LARGE CAP FUND

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2020

In January 2021, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2020. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

FINANCIAL STATEMENTS OCTOBER 31, 2020	31

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds), Director, Teton Advisers, Inc. (a registered investment adviser).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018-present).	7	None.

32

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

FINANCIAL STATEMENTS OCTOBER 31, 2020	33

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Keith M. Kelley 140 Broadway New York, NY 10005 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014 – February 2016).

34

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year:1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

FINANCIAL STATEMENTS OCTOBER 31, 2020	35

BBH SELECT SERIES – LARGE CAP FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

October 31, 2020 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust met on March 11, 2020 to review the liquidity risk management program (the “Program”) applicable to the funds of BBH Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the Funds, as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with an annual report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness of the Program. The Report covered the period from June 1, 2019 through January 31, 2020.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that no Fund has approached the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum as provided for in the Liquidity Rule to any of the Funds.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Program reporting period, the Program Administrator reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Program reporting period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

36

BBH SELECT SERIES – LARGE CAP FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

October 31, 2020 (unaudited)

There were no material changes to the Program during the reporting period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the reporting period.

FINANCIAL STATEMENTS OCTOBER 31, 2020	37

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com
By E-mail send your request to:
On the internet:

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2020

BBH Global Core Select

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2020

Global Core Select seeks to provide shareholders with long-term growth of capital and to generate attractive returns over time. Fundamental business analysis and a disciplined valuation framework based on our estimate of intrinsic value are the key elements underlying each Global Core Select investment. We look for companies that offer all, or most, of the following business and financial attributes: (i) essential products and services, (ii) loyal customers, (iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. We believe businesses possessing these traits are positioned favorably to create value for investors through varying economic and market environments. In addition, we seek to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. Pursuant to our goal of reducing the risk of permanent capital loss, we explicitly identify key risks outside of company management’s control so that we can consider fully the range of potential outcomes for each business. Our portfolio construction decisions are driven by an approach that considers the quality of the businesses as well as their respective valuations, and we will typically sell an investment if there is a fundamental deterioration in the business. We invest with a long-term ownership perspective and expect that our returns over time will be driven by the underlying performance of the businesses, and its operational and financial resilience during periods of economic stress. As a result, the performance of the Fund will likely differ meaningfully – both positively and negatively – from major indexes at various points within a long-term market cycle as we maintain our independent perspective and focus on long-term compounding.

BBH Global Core Select Class N (“Global Core Select” or “the Fund”) returned -1.95%, net of fees, during its fiscal year ending October 31, 2020. During the same twelve-month period, the MSCI World index (“MSCI World”) returned 4.36%. From inception through October 31, 2020, Global Core Select has compounded at an annualized rate of 5.75% while the MSCI World has returned 8.43% per year.

The twelve-month period ending October 2020 was dominated by COVID-19 as the highly contagious, novel virus aggressively spread across the world. Government actions to mitigate the spread of the virus brought a vast proportion of economic activity to an abrupt halt through much of the first half of calendar 2020, and Central Banks and governments deployed massive monetary and fiscal programs to help mitigate the economic fallout. Global equity markets sold off sharply, bringing an abrupt end to the long-running bull market which peaked on February 19th and the MSCI World index declined by 34% from the market peak to March 23rd. Global markets have since rallied in response to significant central bank and government stimulus, with the MSCI World Index approaching pre-COVID levels by the end of October as prospects of re-opening and economic recovery improved. The Global Core Select Fund performed along a similar pattern, with a sharp decline from the peak in February to the March low as we saw a high level of correlation during that period. The Fund rebounded sharply from March 23rd to the end of October, ending the fiscal year with a modest decline. However, the Fund lagged the index return during the recovery period due to less exposure to a narrow group of U.S. technology and internet stocks that accounted for much of the index return.

During periods of market turmoil and economic uncertainty, we are reminded of the importance of the investment criteria that underpin our Global Core Select investment strategy. A critical element of our approach is the focus on financially strong companies with resilient business models, high levels of

________________

Intrinsic value represents what we believe to be the value of a security based on our analysis of both tangible and intangible factors.

2

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

discretionary cash flow, strong balance sheets, and the ability to self-finance operations and growth. We believe businesses that possess the characteristics that we look for are well-positioned to withstand economic shocks and subsequent weakness, and the flexibility to endure periods of financial market weakness. Accordingly, we stress-tested the financial and liquidity conditions of our holdings under various scenarios, and we made some portfolio changes to concentrate our investments in our highest-conviction positions. As is our practice, we take a long-term and through-the-cycle view when we analyze and value businesses and expect the strong management teams that that guide our portfolio companies will not only effectively manage through this crisis, but also anticipate and adapt to any structural changes that may result.

During fiscal 2020, we added seven new companies to the Global Core Select Fund: Nike, SAP, Kone, Assa Abloy, Shiseido, Amazon, and Visa. Nike is the largest seller of athletic footwear and apparel in the world. Nike continues to execute and evolve its strategy of superior innovation and marketing by closely following the consumer in a dynamic industry. We believe the Company is uniquely positioned to take share in the growing global activewear market and drive value creation over the long term through initiatives related to digital business, inventory management, distribution, and customer experience. We purchased Nike during the market drawdown in early 2020 and the business has shown strong recovery from COVID-related impact to the business. Nike was one of the biggest contributors to performance in the fiscal year.

SAP is a leading enterprise software vendor in the attractive Enterprise Resource Planning (ERP) software industry. Its products are mission-critical to its customers in managing financial reporting, supply chain, and production systems. Approximately 65% of SAP’s revenue is recurring, adding to the Company’s overall resilience. SAP is currently undergoing a product upgrade and business transition cycle which, while complex, should expand its addressable market with further potential for improved margins and returns.

Kone, based in Finland, is the third-largest elevator company globally with a strong and improving competitive position, including a leading market share in the Chinese new-equipment market. Service and maintenance represent 48% of revenues and 80% of profits, and this business has grown at a faster rate than peers. Services and modernization represent future growth opportunities in markets such as China, where this component of the business is underpenetrated.

Assa Abloy is the largest global supplier of access solutions; specifically, locks, digital identification systems, doors, gates, and entrance solutions serving commercial, industrial, and residential customers. Assa’s revenue base is larger than the next three industry participants combined, creating significant scale advantages, particularly in R&D where it spends several times more than its closest peers. The company generates attractive returns on invested capital and cash flow and has been an effective acquirer with M&A an integral part of topline growth.

Shiseido is a leading Japanese cosmetics company and the third largest prestige beauty company in the world, with leading positions in Japan and China. The global beauty market is structurally attractive, particularly the prestige skin care segment as brands with heritage, efficacy and authenticity command a price premium, and barriers to entry are high since the category requires significant brand investment. China is the second largest beauty market in the world and offers strong long-term growth potential as per capita consumption is still quite low relative to other countries. Shiseido also has the potential to improve its

FINANCIAL STATEMENTS OCTOBER 31, 2020	3

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

financial performance as margins and profitability have historically been below global peers. Management has a clear roadmap and levers to improve margins and returns.

Amazon has long been a company on our investment wish list, and our investment thesis evolved in two significant ways as a result of the COVID-19 pandemic. First, operating results confirmed that Amazon can achieve high levels of cash flow generation when operating at higher levels of capacity utilization across its vast infrastructure. Second, the company benefited from a large acceleration in e-commerce spending and cloud computing demand but did not show commensurate expansion in investment spending. This dynamic resulted in Amazon driving large incremental amounts of profitable business volumes across its asset base, which we believe is indicative of its inherently attractive margin and return potential as growth investments eventually taper. Importantly, given the secular growth powering its businesses, and the underlying investments that will be required, we still assume that the true tipping point for scaled margin inflection lies well in the future. Nevertheless, the dynamics at play helped to de-risk the potential range of profitability outcomes for the business at maturity.

Visa’s credit and debit card networks connect tens of millions of merchants to billions of credit and debit card accounts, and the company’s infrastructure serves as the means to authorize and settle card transactions quickly, accurately, and with enhanced security and fraud protection. The payments industry benefits from the secular tailwind of market share shifting from cash to electronic payments, a trend that we believe is accelerating due to COVID-19. The accelerated pace of e-commerce growth and market share gains has a positive impact as well on the aggregate market share of electronic payments. While COVID-19 related travel restrictions negatively impacted Visa’s highly profitable cross border payments, our view is that the durability of digital payment growth is underappreciated by the market and that Visa will enjoy sustained growth from the tailwinds of growing global spending, increasing card market share, e-commerce, as well as corporate payments opportunities.

We sold our positions in seven companies during the fiscal year largely to fund purchases of new investments and add to several existing investments. The decisions to sell Sanofi, Unilever, Perrigo and KBC were largely driven by the opportunities to deploy capital elsewhere in the Fund where we have greater conviction. However, in the cases of Anheuser Busch Inbev, Lloyds Banking Group, and Fairfax Financial, company-specific fundamentals factored into the sell decisions as well.

We sold our shares of Anheuser-Busch Inbev (ABI), one of the more significant detractors from our performance in the fiscal year, after the share price declined sharply when the COVID pandemic took hold. While our longer-term thesis remained intact, COVID-19 increased the risk profile of the investment and significantly impacted the company’s pace of de-leveraging. We believed that the range of government responses in several of ABI’s key markets, when combined with the inherent operating leverage in the industry, the potential for adverse currency movements, and ABI’s financial leverage, created a broader range of potential outcomes than we had anticipated and we decided to exit the position.

We exited Lloyds Banking Group after the banking environment in the United Kingdom deteriorated due COVID-19 and the Brexit overhang, both of which dampened corporate investment and consumer spending, and drove down short-term interest rates. The unfavorable banking environment, combined with Lloyds’

4

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

balance sheet hedging strategy, are likely to pressure revenue for the foreseeable future. Additionally, heightened competition in the U.K mortgage market could put downward pressure on Lloyds’ returns on its largest business. These factors, combined with the announcement that the company’s CEO as well as the Chairman would be stepping down, prompted us to exit the position.

We began to reduce our position in Fairfax Financial in early in calendar 2020. While Fairfax ended calendar 2019 on a strong note, with over $2 billion in earnings and per-share book value growth in line with its long-term target of 15%, we were disappointed with the composition of earnings, which relied on realized and unrealized capital gains, and the core insurance operations underperformed relative to our expectations despite a rapidly-hardening insurance market and strong volume growth. We also grew concerned about the prospective pressure on Fairfax’s non-insurance operations, which include restaurants, travel, retail, and other economically sensitive assets, as the coronavirus pandemic spread.

Our largest positive contributors in fiscal 2020 were Alphabet, Copart, Nike, and Zoetis. Alphabet’s advertising business has recovered well from the depths of the COVID-19 economic crisis and the Company’s cloud computing business is demonstrating the benefit of large recent investments in capacity, features and go-to-market activity. We remain very positive on the key structural drivers of Alphabet’s businesses and believe that its continued investments in cloud, hardware, machine learning and other technologies will reinforce its competitive position and add value for the broader ecosystem of advertisers, application developers, business partners and consumers

Copart has reported strong results despite the negative effect COVID-19 has had on miles driven and salvage volume. Accident frequency and total loss frequency have increased during this period, as insurance carriers are choosing to “total” cars with lesser damage than before. Average selling prices at auction have increased as Copart leveraged its growing international base of buyers and its inventory of newer cars with less damage.

Zoetis has performed well as growth in the companion animal and non-U.S. production animal businesses offset weakness in the U.S. livestock market. The U.S. livestock business was pressured by supply chain disruptions caused by reduced animal processing capacity as well as the pandemic-driven shift from restaurants and foodservice to in-home consumption. We view animal health as a very attractive market, with demographic trends supporting attractive long-term growth.

The largest detractors from the Fund’s performance in fiscal 2020 were Lloyds Banking Group, Anheuser Busch Inbev, Fairfax Financial and Diageo. Diageo’s shares were under pressure during the fiscal year due to closures of bars and restaurants globally and restrictions on social gatherings of all sizes. Revenues will be adversely impacted while these measures are in place; however, the declines have been offset in some markets, particularly the United States, by increased purchases of spirits and beer for at-home consumption. In our view, Diageo is a fundamentally strong businesses with sustainable competitive advantages and structural growth dynamics and has demonstrated relative resiliency and maintained attractive levels of profitability, returns, and cash flow during previous recessionary periods. We expect a similar pattern once restrictions are lifted.

FINANCIAL STATEMENTS OCTOBER 31, 2020	5

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

As of October 31, 2020, Global Core Select held positions in 33 companies, with approximately 44% of the assets in our ten largest holdings and our cash position was approximately 1.9%.

The Global Core Select investment team remains focused on the careful and patient application of our investment criteria and valuation requirements in all markets around the world. Our bottom-up research work emphasizes business quality, industry structure, growth opportunities, management skill, and corporate culture. We use absolute rather than relative methods to estimate companies’ intrinsic values, and we use the movement of market prices around these intrinsic value estimates to construct and manage a concentrated portfolio of high-quality businesses that each have the potential to create substantial shareholder value over many years.

________________

Portfolio holdings are subject to change.

6

BBH GLOBAL CORE SELECT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

GROWTH OF $10,000 INVESTED IN BBH GLOBAL CORE SELECT

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception, (March 28, 2013) to October 31, 2020 as compared to the MSCI World Index.

The annualized gross expense ratios as in the February 28, 2020 prospectus for Class N and Retail Class shares were 1.52% and 4.05%, respectively. The annualized gross expense ratios for the year ended 10/31/2020 for Class N and Retail Class shares were 1.62% and 4.66%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will ﬂuctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reﬂect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reﬂect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

________________

[1]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI World Index has been adjusted to reﬂect reinvestment of dividends on securities. The MSCI World Index is not adjusted to reﬂect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reﬂected in the is unmanaged. The Fund’s holdings are materially different than the composition of the index. Investments cannot be made in an index.

FINANCIAL STATEMENTS OCTOBER 31, 2020	7

BBH GLOBAL CORE SELECT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Global Core Select:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Global Core Select (the “Fund”), one of the funds within BBH Trust, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

8

BBH GLOBAL CORE SELECT

PORTFOLIO ALLOCATION

October 31, 2020

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Canada	$2,591,891	5.2%
Finland	672,012	1.3
France	1,808,853	3.6
Germany	4,189,423	8.4
Ireland	1,944,280	3.9
Japan	1,138,506	2.3
Netherlands	2,551,028	5.0
Sweden	645,118	1.3
Switzerland	4,715,746	9.3
United Kingdom	5,242,245	10.5
United States	23,904,654	47.4
Cash and Other Assets in Excess of Liabilities	926,306	1.8
NET ASSETS	$50,330,062	100.0%

All data as of October 31, 2020. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is based on the respective security’s country of incorporation.

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$5,264,325	10.5%
Communications	5,707,504	11.3
Consumer Cyclical	9,361,241	18.6
Consumer Non-Cyclical	20,413,746	40.6
Financials	5,394,917	10.7
Industrials	1,317,130	2.6
Technology	1,944,893	3.9
Cash and Other Assets in Excess of Liabilities	926,306	1.8
NET ASSETS	$50,330,062	100.0%

All data as of October 31, 2020. The Fund's sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	9

BBH GLOBAL CORE SELECT

PORTFOLIO OF INVESTMENTS

October 31, 2020

Shares		Value
	COMMON STOCK (98.2%)
	CANADA (5.2%)
	CONSUMER CYCLICAL
58,411	Alimentation Couche-Tard, Inc. (Class B)	$1,798,307
	FINANCIALS
7,685	Intact Financial Corp.	793,584
	Total Canada	2,591,891
	FINLAND (1.3%)
	INDUSTRIALS
8,435	Kone Oyj (Class B)	672,012
	Total Finland	672,012
	FRANCE (3.6%)
	CONSUMER NON-CYCLICAL
82,034	Bureau Veritas S.A.	1,808,853
	Total France	1,808,853
	GERMANY (8.4%)
	BASIC MATERIALS
45,171	Fuchs Petrolub SE	1,737,943
	FINANCIALS
9,602	Deutsche Boerse AG	1,414,278
	TECHNOLOGY
9,726	SAP SE	1,037,202
	Total Germany	4,189,423
	IRELAND (3.9%)
	BASIC MATERIALS
8,824	Linde, Plc.	1,944,280
	Total Ireland	1,944,280
	JAPAN (2.3%)
	CONSUMER NON-CYCLICAL
18,358	Shiseido Co., Ltd.	1,138,506
	Total Japan	1,138,506
	NETHERLANDS (5.0%)
	CONSUMER NON-CYCLICAL
117,991	Davide Campari-Milano NV	1,231,544
17,057	Heineken Holding NV	1,319,484
	Total Netherlands	2,551,028

The accompanying notes are an integral part of these financial statements.

10

BBH GLOBAL CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Shares		Value
	COMMON STOCK (continued)
	SWEDEN (1.3%)
	INDUSTRIALS
30,026	Assa Abloy AB (Class B)	$645,118
	Total Sweden	645,118
	SWITZERLAND (9.3%)
	CONSUMER NON-CYCLICAL
36,537	Alcon, Inc.[1]	2,073,641
11,773	Nestle S.A.	1,323,675
16,881	Novartis AG	1,318,430
	Total Switzerland	4,715,746
	UNITED KINGDOM (10.5%)
	CONSUMER CYCLICAL
27,540	InterContinental Hotels Group, Plc.	1,391,517
	CONSUMER NON-CYCLICAL
66,932	Diageo, Plc.	2,161,227
19,208	Reckitt Benckiser Group, Plc.	1,689,501
		3,850,728
	Total United Kingdom	5,242,245
	UNITED STATES (47.4%)
	BASIC MATERIALS
13,938	Celanese Corp. (Series A)	1,582,102
	COMMUNICATIONS
1,936	Alphabet, Inc. (Class C)[1]	3,138,275
571	Amazon.com, Inc.[1]	1,733,642
515	Booking Holdings, Inc.[1]	835,587
		5,707,504
	CONSUMER CYCLICAL
24,206	Copart, Inc.[1]	2,671,374
3,445	Costco Wholesale Corp.	1,232,001
12,373	NIKE, Inc. (Class B)	1,485,750
8,996	Starbucks Corp.	782,292
		6,171,417
	CONSUMER NON-CYCLICAL
14,458	Colgate-Palmolive Co.	1,140,592
5,696	FleetCor Technologies, Inc.[1]	1,258,303
21,419	Henry Schein, Inc.[1]	1,361,820
16,324	Zoetis, Inc. (Class A)	2,588,170
		6,348,885

The accompanying notes are an integral part of these financial statements

FINANCIAL STATEMENTS OCTOBER 31, 2020	11

BBH GLOBAL CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Shares		Value
	COMMON STOCK (continued)
	UNITED STATES (continued)
	FINANCIALS
7,695	Mastercard, Inc. (Class A)	$2,221,085
5,316	Visa, Inc. (Class A)	965,970
		3,187,055
	TECHNOLOGY
16,177	Oracle Corp.	907,691
	Total United States	23,904,654
	Total Common Stock (Cost $35,765,682)	49,403,756

TOTAL INVESTMENTS (Cost $35,765,682)[2]	98.2%	$49,403,756
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	1.8%	926,306
NET ASSETS	100.00%	$50,330,062

________________

[1]	Non-income producing security.
[2]

The aggregate cost for federal income tax purposes is $35,832,073, the aggregate gross unrealized appreciation is $14,835,470 and the aggregate gross unrealized depreciation is $1,263,787, resulting in net unrealized appreciation of $13,571,683.

The Fund’s country diversification is based on the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

12

BBH GLOBAL CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	13

BBH GLOBAL CORE SELECT

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2020
Common Stock:
Basic Materials	$3,526,382	$1,737,943	$—	$5,264,325
Communications	5,707,504	–	—	5,707,504
Consumer Cyclical	7,969,724	1,391,517	—	9,361,241
Consumer Non-Cyclical	6,348,885	14,064,861	—	20,413,746
Financials	3,980,639	1,414,278	—	5,394,917
Industrials	—	1,317,130	—	1,317,130
Technology	907,691	1,037,202	—	1,944,893
Investments, at value	$28,440,825	$20,962,931	$—	$49,403,756

The accompanying notes are an integral part of these financial statements.

14

BBH GLOBAL CORE SELECT

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS:
Investments in securities, at value (Cost $35,765,682)	$49,403,756
Cash	947,098
Foreign currency at value (Identified cost $60)	61
Receivables for:
Dividends	93,348
Investment advisory and administrative fee waiver reimbursement	19,337
Interest	43
Prepaid assets	42
Total Assets	50,463,685
LIABILITIES:
Payables for:
Professional fees	63,576
Investment advisory and administrative fees	42,635
Shareholder servicing fees	8,976
Custody and fund accounting fees	6,905
Transfer agent fees	3,396
Distribution fees	228
Accrued expenses and other liabilities	7,907
Total Liabilities	133,623
NET ASSETS	$50,330,062
Net Assets Consist of:
Paid-in capital	$36,528,421
Retained earnings	13,801,641
Net Assets	$50,330,062
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($49,306,626 ÷ 4,416,760 shares outstanding)	$11.16
RETAIL CLASS SHARES
($1,023,436 ÷ 92,267 shares outstanding)	$11.09

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	15

BBH GLOBAL CORE SELECT

STATEMENT OF OPERATIONS

For the year ended October 31, 2020

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $127,790)	$541,977
Interest income	6,792
Total Income	548,769
Expenses:
Investment advisory and administrative fees	493,719
Shareholder servicing fees	103,941
Professional fees	75,421
Board of Trustees’ fees	58,282
Transfer agent fees	40,160
Registration fees	33,493
Custody and fund accounting fees	32,176
Distribution fees	2,728
Miscellaneous expenses	33,811
Total Expenses	873,731
Investment advisory and administrative fee waiver	(221,865)
Net Expenses	651,866
Net Investment Loss	(103,097)
NET REALIZED AND UNREALIZED LOSS:
Net realized gain on investments in securities	441,824
Net realized gain on foreign exchange transactions	13,519
Net realized gain on investments in securities and foreign exchange transactions and translations	455,343
Net change in unrealized appreciation/(depreciation) on investments in securities	(963,860)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	5,288
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations.	(958,572)
Net Realized and Unrealized Loss	(503,229)
Net Decrease in Net Assets Resulting from Operations	$(606,326)

The accompanying notes are an integral part of these financial statements.

16

BBH GLOBAL CORE SELECT

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(103,097)	$203,837
Net realized gain on investments in securities and foreign exchange transactions and translations	455,343	7,014,367
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(958,572)	(1,466,836)
Net increase (decrease) in net assets resulting from operations	(606,326)	5,751,368
Dividends and distributions declared:
Class N	(5,890,570)	(8,731,749)
Retail Class	(128,001)	(191,903)
Total dividends and distributions declared	(6,018,571)	(8,923,652)
Share transactions:
Proceeds from sales of shares[1]	3,297,716	2,956,006
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	4,610,016	6,665,681
Proceeds from short-term redemption fees	–	119
Cost of shares redeemed[1]	(7,258,228)	(38,176,915)
Net increase/(decrease) in net assets resulting from share transactions.	649,504	(28,555,109)
Total decrease in net assets	(5,975,393)	(31,727,393)
NET ASSETS:
Beginning of year	56,305,455	88,032,848
End of year	$50,330,062	$56,305,455

________________

[1]	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	17

BBH GLOBAL CORE SELECT

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.69	$12.88	$13.32	$11.11	$11.37
Income from investment operations:
Net investment income (loss)[1]	(0.02)	0.04	0.07	0.05	0.06
Net realized and unrealized gain (loss)	(0.15)	1.35	(0.21)	2.22	(0.18)
Total income (loss) from investment operations	(0.17)	1.39	(0.14)	2.27	(0.12)
Less dividends and distributions:
From net investment income	(0.04)	(0.08)	(0.05)	(0.06)	(0.07)
From net realized gains	(1.32)	(1.50)	(0.25)	—	(0.07)
Total dividends and distributions	(1.36)	(1.58)	(0.30)	(0.06)	(0.14)
Short-term redemption fees[1]	—	0.00 [2]	—	—	0.00 [2]
Net asset value, end of year	$11.16	$12.69	$12.88	$13.32	$11.11
Total return	(1.95)%	13.10%	(1.11)%	20.54%	(1.06)%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$49	$55	$86	$130	$108
Ratio of expenses to average net assets before reductions	1.62%	1.52%	1.33%	1.36%	1.38%
Fee waiver	0.37%[3]	0.25%[3]	0.05%[3]	0.10%[3]	0.13%[3]
Expense offset arrangement	–%	0.02%	0.03%	0.01%	0.01%
Ratio of expenses to average net assets after reductions	1.25%	1.25%	1.25%	1.25%	1.24%
Ratio of net investment income to average net assets	(0.19)%	0.34%	0.52%	0.44%	0.58%
Portfolio turnover rate	29%	24%	19%	23%	19%

________________

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]

The ratio of expenses to average net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016 reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.25%. The agreement is effective for all years presented and is effective through March 1, 2021. For the years ended October 31, 2020, 2019, 2018, 2017 and 2016, the waived fees were $187,390, $148,510, $70,117, $110,626 and $146,074, respectively.

The accompanying notes are an integral part of these financial statements.

18

BBH GLOBAL CORE SELECT

FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a Retail Class share outstanding throughout each year.

	For the years ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.61	$12.81	$13.24	$11.05	$11.31
Income from investment operations:
Net investment income (loss)[1]	(0.05)	0.01	0.02	0.02	0.04
Net realized and unrealized gain (loss)	(0.14)	1.34	(0.18)	2.20	(0.18)
Total income (loss) from investment operations	(0.19)	1.35	(0.16)	2.22	(0.14)
Less dividends and distributions:
From net investment income	(0.01)	(0.05)	(0.02)	(0.03)	(0.05)
From net realized gains	(1.32)	(1.50)	(0.25)	—	(0.07)
Total dividends and distributions	(1.33)	(1.55)	(0.27)	(0.03)	(0.12)
Short-term redemption fees[1]	—	—	—	—	—
Net asset value, end of year	$11.09	$12.61	$12.81	$13.24	$11.05
Total return	(2.19)%	12.78%	(1.26)%	20.18%	(1.25)%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$1	$1	$2	$4	$4
Ratio of expenses to average net assets before reductions	4.66%	4.05%	2.94%	2.44%	2.65%
Fee waiver	3.16%[2]	2.53%[2]	1.45%[2]	0.93%[2]	1.14%[2]
Expense offset arrangement	—%	0.02%	0.02%	0.01%	0.01%
Ratio of expenses to average net assets after reductions	1.50%	1.50%	1.47%	1.50%	1.50%
Ratio of net investment income to average net assets	(0.45)%	0.11%	0.13%	0.20%	0.32%
Portfolio turnover rate	29%	24%	19%	23%	19%

________________

[1]	Calculated using average shares outstanding for the year.
[2]

The ratio of expenses to average net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016 reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.50%. The agreement is effective for all years presented and is effective through March 1, 2021. For the years ended October 31, 2020, 2019, 2018, 2017 and 2016, the waived fees were $34,475, $34,567, $32,231, $35,288 and $40,663, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	19

BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS

October 31, 2020

1.Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to provide investors with long-term growth of capital. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund is the successor to the BBH private investment fund, BBH Global Funds, LLC — Global Core Select, which launched on April 2, 2012. The fund commenced operations on March 28, 2013 and offers two share classes, Class N and Retail Class. Neither Class N shares nor Retail Class shares automatically convert to any other class of shares of the Fund. The investment objective of the Fund is to provide investors with long-term growth of capital. As of October 31, 2020 there were seven series of the Trust.

2.Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to adjust the observed values of international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities

20

BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C.Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

 Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

The Fund’s repurchase agreements are disclosed on a gross basis and information related to collateral, which could be offset in event of default, are shown in the Portfolio of Investments.

E.Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“Contracts”) in connection with planned purchases or sales of securities to economically hedge the U.S. dollar value of securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Fund has no specific limitation on the percentage of assets which may be committed to these types of Contracts. The Fund could be exposed to risks if the counterparties to the Contracts are unable to meet the terms of their Contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency

FINANCIAL STATEMENTS OCTOBER 31, 2020	21

BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

underlying all contractual commitments held by the Fund are determined using forward foreign currency exchange rates supplied by a quotation service. During the year ended October 31, 2020, the Fund had no open contracts.

F.Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities and foreign exchange transactions and translations and net change in unrealized appreciation or depreciation on investments in securities and foreign currency translations within the Statement of Operations. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.

G.Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

 Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities and as an expense in the Statement of Operations.

 It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These

22

BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

 The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2020, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
H.Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $5,890,570 and $128,001 to Class N and Retail Class shareholders, respectively, during the year ended October 31, 2020. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

 The tax character of distributions paid during the years ended October 31, 2020 and 2019 was as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2020:	$193,139	$5,825,432	$6,018,571	$—	$6,018,571
2019:	423,530	8,500,122	8,923,652	—	8,923,652

FINANCIAL STATEMENTS OCTOBER 31, 2020	23

BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

As of October 31, 2020 and 2019 respectively, the components of retained earnings/(accumulated deficit) were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Retained earnings/ (accumulated deficit)	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2020:	$—	$227,277	$227,277	$—	$(66,391)	$13,640,755	$13,801,641
2019:	193,099	5,825,288	6,018,387	—	(159,446)	14,599,327	20,458,268

 The Fund did not have a net capital loss carryforward at October 31, 2020.

 The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

 Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

 The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

 To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I.Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.Fees and Other Transactions with Affiliates.

A.Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.95% on the first $3 billion of the Fund’s average daily net assets and 0.90% per annum on the Fund’s average daily net assets over $3 billion. For the year ended October 31, 2020, the Fund incurred $493,719 under the Agreement.

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BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

B.Investment Advisory and Administrative Fee Waivers. Effective March 28, 2013, the Investment Adviser contractually agreed to limit the annual Fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.25%. The agreement will terminate on March 1, 2020, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2020, the Investment Adviser waived fees in the amount of $187,390 and $34,475 for Class N and Retail Class, respectively.

C.Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N and Retail Class shares’ average daily net assets. For the year ended October 31, 2020, the Fund incurred shareholder servicing fees in the amount of $101,758 and $2,183 for Class N and Retail Class, respectively.

D.Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for distribution-related services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of investment in Retail Class shares and may cost the shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, it is anticipated that total operating expenses for Retail Class shares will be no greater than 1.50% of the average daily net assets. For the year ended October 31, 2020, Retail Class shares of the Fund incurred $2,728 for Distribution (12b-1) Fees. This amount is presented under line item “Distribution fees” in the Statement of Operations.

E.Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2020, the Fund incurred $32,176 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund received interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2020 was $6,792. This amount is included in “Interest income” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft.

FINANCIAL STATEMENTS OCTOBER 31, 2020	25

BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

The total interest incurred by the Fund for the year ended October 31, 2020, was $0. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

F.Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2020, the Fund incurred $58,282 in independent Trustee compensation and expense reimbursements.

G.Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.Investment Transactions. For the year ended October 31, 2020, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $14,538,720 and $19,307,081, respectively.

5. Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest, at no par value. Transactions in Class N and Retail Class shares were as follows:

	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	327,203	$3,218,841	253,310	$2,830,782
Shares issued in connection with reinvestments of dividends	379,008	4,510,200	609,286	6,507,179
Proceeds from short-term redemption fees	N/A	N/A	N/A	119
Shares redeemed	(631,663)	(7,043,895)	(3,216,458)	(37,352,261)
Net increase (decrease)	74,548	$685,146	(2,353,862)	$(28,014,181)
Retail Class
Shares sold	7,315	$78,875	10,541	$125,224
Shares issued in connection with reinvestments of dividends	8,430	99,816	14,897	158,502
Shares redeemed	(18,728)	(214,333)	(67,645)	(824,654)
Net decrease	(2,983)	$(35,642)	(42,207)	$(540,928)

 Included in Shares sold and Shares redeemed are shareholder exchanges and during the year ended October 31, 2020, 561 shares of Retail Class were exchanged for 557 shares of Class N valued at $6,101.

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BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

6. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

 A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies (medium-sized company risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

FINANCIAL STATEMENTS OCTOBER 31, 2020	27

BBH GLOBAL CORE SELECT

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

7.Significant Events. In the beginning of 2020, there was an outbreak of the novel corona virus (COVID 19) which has impacted the financial markets and the global economy as a whole. The outbreak of COVID 19 is still ongoing and the magnitude and impact on the financial markets is highly uncertain and cannot be predicted. The effect of this impact may adversely impact the future carrying value of investments and results of operations of the Fund.

There are no other significant events to report as they relate to the Fund.

8.Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2020 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

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BBH GLOBAL CORE SELECT

DISCLOSURE OF FUND EXPENSES

October 31, 2020 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FINANCIAL STATEMENTS OCTOBER 31, 2020	29

BBH GLOBAL CORE SELECT

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2020 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020[1]
Class N
Actual	$1,000	$1,107	$6.61
Hypothetical[2]	$1,000	$1,019	$6.33

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020[1]
Retail Class
Actual	$1,000	$1,106	$7.93
Hypothetical[2]	$1,000	$1,018	$7.60

________________

[1]

Expenses are equal to the Fund’s annualized expense ratio of 1.25% and 1.50% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

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BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST

October 31, 2020 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-Adviser have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and the Sub-Adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-Adviser and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-Adviser manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients’ accounts may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-Adviser

FINANCIAL STATEMENTS OCTOBER 31, 2020	31

BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub-Adviser, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Sub-adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-Adviser. The Sub-Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

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BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Cross Trades. Under certain circumstances, the Investment Adviser and/or the Sub-adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser or the Sub-adviser. Subject to applicable law and regulation, BBH, the Investment Adviser or the Sub-adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser or the Sub-adviser’s clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or the Sub-adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser or the Sub-adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or the Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that the Sub-Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

FINANCIAL STATEMENTS OCTOBER 31, 2020	33

BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal

34

BBH GLOBAL CORE SELECT

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

FINANCIAL STATEMENTS OCTOBER 31, 2020	35

BBH GLOBAL CORE SELECT

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2020 (unaudited)

The Fund hereby designates $5,946,780 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $193,139 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2020. In January 2021, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2020. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

71.89% of the ordinary income dividends paid by the Fund during the year ended October 31, 2020 qualifies for the dividends received deduction available to corporate shareholders.

36

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018-present).	7	None.

FINANCIAL STATEMENTS OCTOBER 31, 2020	37

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

38

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Keith M. Kelley 140 Broadway New York, NY 10005 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014- February 2016).

FINANCIAL STATEMENTS OCTOBER 31, 2020	39

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

40

BBH GLOBAL CORE SELECT

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

October 31, 2020 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust met on March 11, 2020 to review the liquidity risk management program (the “Program”) applicable to the funds of BBH Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the Funds, as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with an annual report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness of the Program. The Report covered the period from June 1, 2019 through January 31, 2020.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that no Fund has approached the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum as provided for in the Liquidity Rule to any of the Funds.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Program reporting period, the Program Administrator reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Program reporting period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

FINANCIAL STATEMENTS OCTOBER 31, 2020	41

BBH GLOBAL CORE SELECT

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

October 31, 2020 (unaudited)

There were no material changes to the Program during the reporting period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the reporting period.

42

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com
By E-mail send your request to:
On the internet:

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2020

BBH Partner Fund – International Equity

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH PARTNER FUND – INTERNATIONAL EQUITY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2020

The BBH Partner Fund – International Equity (“the Fund” or “BBH International”) Class I Shares returned 11.59%, net of fees, during the trailing twelve-month period ending October 31, 2020. During the same twelve-month period, the Fund’s benchmark, the MSCI Europe, Australasia Far East Index (the “EAFE”) returned -6.86%. From inception through October 31, 2020, the fund has compounded at an annualized rate of 5.72%, net of fees, while the MSCI EAFE has returned 4.34% per year.

On February 24, 2017, Select Equity Group (“SEG”) replaced Mondrian and Walter Scott as the Fund’s sole sub-adviser and assumed day to day management of the Fund’s portfolio. Since the sub-adviser transition in February of 2017, the Fund has returned 10.28% (annualized, net of fees), while the MSCI EAFE returned 3.05% (annualized).

Over the trailing twelve-month period, the Fund outperformed its benchmark driven by the Fund’s cash position heading into the market downturn which provided meaningful downside protection, an overweight position in the Technology sector, and individual security performance from the following holdings: Adyen NV, Alibaba Group Holding, ASML Holding NV, Merck KGaA and Tencent Holdings. The largest detractors to performance during the same time period include: Amadeus IT Group SA, CP All PCL, Credit Suisse Group AG, Melrose Industries PLC, SAP SE and weak stock selection in the Industrials sector relative to MSCI EAFE index.

Select Equity Group invests in a concentrated portfolio of predominantly non-U.S. domiciled businesses that are deemed to be “Select Equity pedigree”. The key criteria used to evaluate a company are as follows:

•

Predictable Growth: SEG typically looks for businesses that are able to grow earnings per share and free cash flow at a double-digit rate per year throughout the cycle. Additionally, the team prefers companies that can achieve this growth in a highly predictable and sustainable manner.

•

Strong Returns on Invested Capital (ROIC): the team looks for companies that have strong ROICs, better than average returns on assets, etc. that are achieved through having strong and growing margins and low capital intensity.

•

Defensible Competitive Moat(s): the team spends most of their time assessing the nature of a company’s “moat”. Companies with strong moats and/or natural barriers to entry that protect a company’s competitive advantage enable continued earnings per share and ROIC growth.

•

Capital Stewardship: strong management teams with good capital allocation skills are essential to perpetuating the above characteristics of a company.

SEG believes that, with patience, the market will provide an attractive opportunity to invest at what the investment team deems a fair valuation. The Firm has maintained a research-intensive, value-based approached to investing in high-quality businesses.

________________

Portfolio holdings are subject to change.

2

BBH PARTNER FUND – INTERNATIONAL EQUITY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

Growth of $10,000 Invested in BBH Partner Fund – International Equity

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund (Effective February 24, 2017, the Fund’s Class N shares were converted into Class I shares) over the ten years ended October 31, 2020 as compared to the MSCI EAFE.

The annualized gross expense ratio as in the February 28, 2020 prospectus for Class I shares was 0.71%. The annualized gross expense ratios for the year ended 10/31/2020 for Class I shares was 0.69%. Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

________________

[1]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index. The EAFE is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.

FINANCIAL STATEMENTS OCTOBER 31, 2020	3

BBH PARTNER FUND – INTERNATIONAL EQUITY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Partner Fund – International Equity:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of BBH Partner Fund – International Equity (the “Fund”), one of the funds within BBH Trust, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

4

BBH PARTNER FUND – INTERNATIONAL EQUITY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

FINANCIAL STATEMENTS OCTOBER 31, 2020	5

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO ALLOCATION

October 31, 2020

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Australia	$41,154,430	2.0%
Bermuda	39,980,187	2.0
Canada	111,139,053	5.4
Cayman Islands	196,600,038	9.7
France	172,309,444	8.6
Germany	177,223,875	8.8
Hong Kong	99,389,958	4.9
Ireland	62,608,205	3.0
Japan	222,670,337	11.0
Jersey	36,695,312	1.8
Luxembourg	7,655,849	0.4
Netherlands	169,977,184	8.4
South Korea	28,460,182	1.4
Spain	48,121,471	2.3
Sweden	92,156,179	4.5
Switzerland	228,941,207	11.3
Taiwan	46,003,953	2.3
United Kingdom	86,689,733	4.2
United States	74,592,808	3.7
Registered Investment Companies:
United States	63,250,000	3.1
Cash and Other Assets in Excess of Liabilities	23,528,078	1.2
NET ASSETS	$2,029,147,483	100.0%

All data as of October 31, 2020. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is derived from respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

6

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO ALLOCATION (continued)

October 31, 2020

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Communications	$257,722,570	12.7%
Consumer Cyclical	151,273,480	7.4
Consumer Non-Cyclical	643,056,957	31.7
Financials	254,866,924	12.6
Industrials	221,968,110	10.9
Technology	413,481,364	20.4
Registered Investment Companies	63,250,000	3.1
Cash and Other Assets in Excess of Liabilities	23,528,078	1.2
NET ASSETS	$2,029,147,483	100.0%

All data as of October 31, 2020. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	7

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS

October 31, 2020

Shares/ Units		Value
	COMMON STOCK (95.7%)
	AUSTRALIA (2.0%)
	CONSUMER NON-CYCLICAL
202,601	CSL, Ltd	$41,154,430
	Total Australia	41,154,430
	BERMUDA (2.0%)
	CONSUMER NON-CYCLICAL
494,376	IHS Markit, Ltd.	39,980,187
	Total Bermuda	39,980,187
	CANADA (5.4%)
	CONSUMER CYCLICAL
1,612,353	Alimentation Couche-Tard, Inc. (Class B)	49,639,712
	TECHNOLOGY
58,602	Constellation Software, Inc	61,499,341
	Total Canada	111,139,053
	CAYMAN ISLANDS (9.7%)
	COMMUNICATIONS
2,245,612	Alibaba Group Holding, Ltd.[1]	85,461,087
1,449,345	Tencent Holdings, Ltd	111,138,951
	Total Cayman Islands	196,600,038
	FRANCE (8.6%)
	CONSUMER CYCLICAL
42,397	LVMH Moet Hennessy Louis Vuitton SE	19,917,361
	CONSUMER NON-CYCLICAL
75,003	EssilorLuxottica S.A1	9,298,256
122,477	L’Oreal S.A	39,690,855
316,591	Pernod Ricard S.A	51,121,808
		100,110,919
	INDUSTRIALS
399,616	Safran S.A.[1]	42,493,459
	TECHNOLOGY
57,216	Dassault Systemes SE	9,787,705
	Total France	172,309,444

The accompanying notes are an integral part of these financial statements.

8

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Shares/ Units		Value
	COMMON STOCKS (continued)
	GERMANY (8.8%)
	CONSUMER CYCLICAL
32,829	Adidas AG1	$9,761,116
	CONSUMER NON-CYCLICAL
555,117	Merck KGaA	82,258,972
	TECHNOLOGY
798,969	SAP SE	85,203,787
	Total Germany	177,223,875
	HONG KONG (4.9%)
	FINANCIALS
10,541,625	AIA Group, Ltd	99,389,958
	Total Hong Kong	99,389,958
	IRELAND (3.0%)
	INDUSTRIALS
1,293,542	CRH, Plc	45,447,804
	TECHNOLOGY
79,113	Accenture, Plc. (Class A)	17,160,401
	Total Ireland	62,608,205
	JAPAN (11.0%)
	CONSUMER CYCLICAL
251,177	Shimano, Inc	57,403,113
	CONSUMER NON-CYCLICAL
991,260	Shiseido Co., Ltd	61,474,872
	INDUSTRIALS
69,595	Hoya Corp	7,894,008
91,709	Keyence Corp	41,663,182
		49,557,190
	TECHNOLOGY
304,865	Obic Co., Ltd	54,235,162
	Total Japan	222,670,337

The accompanying notes are an integral part of these financial statements.

9

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Shares/ Units		Value
	COMMON STOCKS (continued)
	JERSEY (1.8%)
	CONSUMER NON-CYCLICAL
823,200	Experian, Plc	$29,996,184
	TECHNOLOGY
241,410	Clarivate, Plc.[1]	6,699,128
	Total Jersey	36,695,312
	LUXEMBOURG (0.4%)
	COMMUNICATIONS
31,914	Spotify Technology S.A.[1]	7,655,849
	Total Luxembourg	7,655,849
	NETHERLANDS (8.4%)
	CONSUMER NON-CYCLICAL
24,307	Adyen NV1,2	41,043,734
318,543	Heineken NV	28,301,870
692,321	Koninklijke Philips NV	32,183,995
		101,529,599
	TECHNOLOGY
188,152	ASML Holding NV	68,447,585
	Total Netherlands	169,977,184
	SOUTH KOREA (1.4%)
	CONSUMER NON-CYCLICAL
21,694	LG Household & Health Care, Ltd	28,460,182
	Total South Korea	28,460,182
	SPAIN (2.3%)
	CONSUMER NON-CYCLICAL
655,856	Amadeus IT Group S.A	31,456,585
616,417	Grifols S.A.	16,664,886
	Total Spain	48,121,471

The accompanying notes are an integral part of these financial statements.

10

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Shares/ Units		Value
	COMMON STOCKS (continued)
	SWEDEN (4.5%)
	COMMUNICATIONS
4,795,806	Telefonaktiebolaget LM Ericsson (Class B)	$53,466,683
	INDUSTRIALS
1,353,469	Assa Abloy AB (Class B)	29,079,686
131,520	Hexagon AB (Class B)	9,609,810
		38,689,496
	Total Sweden	92,156,179
	SWITZERLAND (11.3%)
	CONSUMER CYCLICAL
153,358	Cie Financiere Richemont S.A	9,612,762
	CONSUMER NON-CYCLICAL
1,184,692	Alcon, Inc.[1]	67,236,653
156,039	Nestle S.A	17,543,952
		84,780,605
	FINANCIALS
269,202	Chubb, Ltd	34,972,032
65,482	Partners Group Holding AG	59,004,737
		93,976,769
	INDUSTRIALS
164,915	Sika AG	40,571,071
	Total Switzerland	228,941,207
	TAIWAN (2.3%)
	TECHNOLOGY
548,515	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	46,003,953
	Total Taiwan	46,003,953

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	11

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Shares/ Units		Value
	COMMON STOCKS (continued)
	UNITED KINGDOM (4.2%)
	CONSUMER NON-CYCLICAL
97,917	Reckitt Benckiser Group, Plc	$8,612,601
838,998	RELX, Plc	16,576,935
		25,189,536
	FINANCIALS
39,721,630	Melrose Industries, Plc.[1]	61,500,197
	Total United Kingdom	86,689,733
	UNITED STATES (3.7%)
	CONSUMER CYCLICAL
15,470	Lululemon Athletica, Inc.[1]	4,939,416
	INDUSTRIALS
5,220	Mettler-Toledo International, Inc.[1]	5,209,090
	TECHNOLOGY
517,251	Fidelity National Information Services, Inc	64,444,302
	Total United States	74,592,808
	Total Common Stock (Cost $1,588,484,179)	1,942,369,405

The accompanying notes are an integral part of these financial statements.

12

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Shares/ Units		Value
	REGISTERED INVESTMENT COMPANIES (3.1%)
63,250,000	Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio, Institutional Share Class	$63,250,000

	Total Registered Investment Companies (Cost $63,250,000)	63,250,000

TOTAL INVESTMENTS (Cost $1,651,734,179)[3]	98.8%	$2,005,619,405
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	1.2%	23,528,078
NET ASSETS	100.00%	$2,029,147,483

________________

[1]	Non-income producing security.
[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2020 was $41,043,734 or 2.0% of net assets. Unless otherwise noted, these securities are not considered illiquid.

[3]

The aggregate cost for federal income tax purposes is $1,673,869,903, the aggregate gross unrealized appreciation is $423,136,117 and the aggregate gross unrealized depreciation is $91,386,615, resulting in net unrealized appreciation of $331,749,502.

The Fund’s country diversification is based on the respective security’s country of incorporation.

Abbreviation:

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	13

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

14

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	15

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2020
Common Stock:
Australia	$—	$41,154,430	$—	$41,154,430
Bermuda	39,980,187	–	—	39,980,187
Canada	111,139,053	–	—	111,139,053
Cayman Islands	—	196,600,038	—	196,600,038
France	—	172,309,444	—	172,309,444
Germany	—	177,223,875	—	177,223,875
Hong Kong	—	99,389,958	—	99,389,958
Ireland	17,160,401	45,447,804	—	62,608,205
Japan	—	222,670,337	—	222,670,337
Jersey	6,699,128	29,996,184	—	36,695,312
Luxembourg	7,655,849	–	—	7,655,849
Netherlands	—	169,977,184	—	169,977,184
South Korea	—	28,460,182	—	28,460,182
Spain	—	48,121,471	—	48,121,471
Sweden	—	92,156,179	—	92,156,179
Switzerland	34,972,032	193,969,175	—	228,941,207
Taiwan	46,003,953	–	—	46,003,953
United Kingdom	—	86,689,733	—	86,689,733
United States	74,592,808	–	—	74,592,808
Registered Investment Companies:
United States	63,250,000	–	—	63,250,000
Investments, at value	$401,453,411	$1,604,165,994	$—	$2,005,619,405

The accompanying notes are an integral part of these financial statements.

16

BBH PARTNER FUND – INTERNATIONAL EQUITY

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS:
Investments in securities, at value (Cost $1,651,734,179)	$2,005,619,405
Cash	40,985,082
Foreign currency at value (Identified cost $4,359,051)	4,360,960
Receivables for:
Dividends	2,779,743
Shares sold	1,570,267
Interest	2,521
Prepaid assets	14,971
Total Assets	2,055,332,949
LIABILITIES:
Payables for:
Investments purchased	21,483,410
Shares redeemed	3,338,632
Investment advisory and administrative fees	1,168,525
Custody and fund accounting fees	113,501
Professional fees	65,452
Transfer agent fees	2,793
Accrued expenses and other liabilities	13,153
Total Liabilities	26,185,466
NET ASSETS	$2,029,147,483
Net Assets Consist of:
Paid-in capital	$1,632,679,708
Retained earnings	396,467,775
Net Assets	$2,029,147,483
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($2,029,147,483 ÷ 114,456,711 shares outstanding)	$17.73

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	17

BBH PARTNER FUND – INTERNATIONAL EQUITY

STATEMENT OF OPERATIONS

For the year ended October 31, 2020

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $1,705,382)	$17,138,984
Interest income	220,758
Other income	38
Total Income	17,359,780
Expenses:
Investment advisory and administrative fees	12,353,479
Custody and fund accounting fees	504,594
Professional fees	75,378
Board of Trustees’ fees	58,282
Transfer agent fees	31,286
Miscellaneous expenses	133,982
Total Expenses	13,157,001
Net Investment Income	4,202,779
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	44,244,619
Net realized gain on foreign exchange transactions and translations	273,365
Net realized gain on investments in securities and foreign exchange transactions and translations	44,517,984
Net change in unrealized appreciation/(depreciation) on investments in securities	156,158,826
Net change in unrealized appreciation/(depreciation) on foreign currency translations	155,095
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	156,313,921
Net Realized and Unrealized Gain	200,831,905
Net Increase in Net Assets Resulting from Operations	$205,034,684

The accompanying notes are an integral part of these financial statements.

18

BBH PARTNER FUND – INTERNATIONAL EQUITY

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2020	2019
INCREASE IN NET ASSETS:
Operations:
Net investment income	$4,202,779	$10,510,311
Net realized gain on investments in securities and foreign exchange transactions and translations	44,517,984	16,497,449
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	156,313,921	215,694,369
Net increase in net assets resulting from operations	205,034,684	242,702,129
Dividends and distributions declared:
Class I	(30,519,179)	(105,213,063)
Share transactions:
Proceeds from sales of shares	310,598,256	302,686,930
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	1,103,760	4,408,555
Cost of shares redeemed	(247,264,351)	(160,123,583)
Net increase in net assets resulting from share transactions	64,437,665	146,971,902
Total increase in net assets	238,953,170	284,460,968
NET ASSETS:
Beginning of year	1,790,194,313	1,505,733,345
End of year	$2,029,147,483	$1,790,194,313

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	19

BBH PARTNER FUND – INTERNATIONAL EQUITY

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2020	2019	2018	2017*	2016
Net asset value, beginning of year	$16.15	$14.90	$16.75	$14.46	$14.54
Income from investment operations:
Net investment income[1]	0.04	0.10	0.18	0.14	0.34
Net realized and unrealized gain (loss)	1.81	2.19	(0.83)	2.47	(0.14)
Total income (loss) from investment operations	1.85	2.29	(0.65)	2.61	0.20
Less dividends and distributions:
From net investment income	(0.09)	(0.16)	(0.10)	(0.32)	(0.28)
From net realized gains	(0.18)	(0.88)	(1.10)	—	—
Total dividends and distributions	(0.27)	(1.04)	(1.20)	(0.32)	(0.28)
Short-term redemption fees[1]	—	—	—	0.00 [2]	0.00 [2]
Net asset value, end of year	$17.73	$16.15	$14.90	$16.75	$14.46
Total return	11.59%	16.92%	(4.12)%	18.51%	1.51%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$2,029	$1,790	$1,506	$1,426	$914
Ratio of expenses to average net assets before reductions	0.69%	0.71%	0.68%	0.74%	0.85%
Expense offset arrangement	0.00%	0.01%	0.03%	0.01%	0.00%[3]
Ratio of expenses to average net assets after reductions	0.69%	0.70%	0.65%	0.73%	0.85%
Ratio of net investment income to average net assets	0.22%	0.66%	1.15%	0.91%	2.41%
Portfolio turnover rate	77%	135%	124%	130%	12%

____________

*	Effective February 24, 2017 Class N shares were converted into Class I shares.
[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

20

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS

October 31, 2020

1.Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on June 6, 1997. The Fund commenced operations on June 6, 1997 and currently offers one class of shares, Class I. The investment objective of the Fund is long-term maximization of total return, primarily through capital appreciation. As of October 31, 2020, there were seven series of the Trust.

2.Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to adjust the observed values of international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

FINANCIAL STATEMENTS OCTOBER 31, 2020	21

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

C.Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“Contracts”) in connection with planned purchases or sales of securities to economically hedge the U.S. dollar value of securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Fund has no specific limitation on the percentage of assets which may be committed to these types of Contracts. The Fund could be exposed to risks if the counterparties to the Contracts are unable to meet the terms of their Contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Fund are determined using forward foreign currency exchange rates supplied by a quotation service. During the year ended October 31, 2020, the Fund had no open contracts.

E.Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities and foreign exchange transactions and translations and net change in unrealized appreciation or depreciation on investments in securities and foreign currency translations within the Statement of Operations. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.

F.Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

22

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities and as an expense in the Statement of Operations.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2020, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

G.Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $30,519,179 to Class I shares during the year ended October 31, 2020. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

FINANCIAL STATEMENTS OCTOBER 31, 2020	23

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

The tax character of distributions paid during the years ended October 31, 2020 and 2019, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2020:	$9,900,534	$20,618,645	$30,519,179	$—	$30,519,179
2019:	52,364,709	52,848,354	105,213,063	—	105,213,063

As of October 31, 2020 and 2019, respectively, the components of retained earnings/(accumulated deficit) were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2020:	$37,703,687	$26,880,257	$—	$(22,135,724)	$354,019,555	$396,467,775
2019:	9,893,173	20,608,301	—	(5,630,070)	197,705,634	222,577,038

The Fund did not have a net capital loss carryforward at October 31, 2020.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

H.Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

24

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

3. Fees and Other Transactions with Affiliates

A.Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. BBH employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s sub-adviser, currently Select Equity Group, L.P. (“Select Equity Group” or the “Sub-adviser”). The Sub-adviser is responsible for investing the assets of the Fund and the Investment Adviser oversees the Sub-adviser and evaluates its performance results. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.65% per annum on the first $3 billion of average daily net assets and 0.60% per annum on all average daily net assets over $3 billion. The Investment Adviser pays its Sub-adviser a percentage from its investment advisory and administrative fees. For the year ended October 31, 2020, the Fund incurred $12,353,479 for services under the Agreement.

B.Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2020, the Fund incurred $504,594 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2020 was $220,758. This amount is included in “Interest income” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2020, was $1. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

C.Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2020, the Fund incurred $58,282 in independent Trustee compensation and expense reimbursements.

D.Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

FINANCIAL STATEMENTS OCTOBER 31, 2020	25

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

4.Investment Transactions. For the year ended October 31, 2020, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $1,558,792,353 and $1,298,550,634, respectively.

5.Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest, at no par value. Transactions in Class I shares were as follows:

	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	19,197,875	$310,598,256	20,226,132	$302,686,930
Shares issued in connection with reinvestments of dividends	66,491	1,103,760	332,220	4,408,555
Shares redeemed	(15,676,766)	(247,264,351)	(10,766,674)	(160,123,583)
Net increase	3,587,600	$64,437,665	9,791,678	$146,971,902

6. Principal Risk Factors and Indemnifications.

A.Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Sub- Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). The Fund may, from time to time, invest in a limited number of issuers. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses (concentrated portfolio holdings risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies

26

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The derivatives held by the Fund including forwards and futures, may be riskier than other types of investments and may increase the volatility of the Fund (derivatives risk). Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor (large cap company risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.Significant Events. In the beginning of 2020, there was an outbreak of the novel corona virus (COVID 19) which has impacted the financial markets and the global economy as a whole. The outbreak of COVID 19 is still ongoing and the magnitude and impact on the financial markets is highly uncertain and cannot be predicted. The effect of this impact may adversely impact the future carrying value of investments and results of operations of the Fund.

There are no other significant events to report as they relate to the Fund.

8.Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2020 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	27

BBH PARTNER FUND – INTERNATIONAL EQUITY

DISCLOSURE OF FUND EXPENSES

October 31, 2020 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2020 to October 31, 2020).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

28

BBH PARTNER FUND – INTERNATIONAL EQUITY

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2020 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020[1]
Class I
Actual	$1,000	$1,195	$3.79
Hypothetical[2]	$1,000	$1,022	$3.49

____________

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.69% for I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

FINANCIAL STATEMENTS OCTOBER 31, 2020	29

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST

October 31, 2020 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-Adviser have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and the Sub-Adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-Adviser and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-Adviser manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients’ accounts may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-Adviser

30

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub-Adviser, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Sub-adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-Adviser. The Sub-Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

FINANCIAL STATEMENTS OCTOBER 31, 2020	31

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Cross Trades. Under certain circumstances, the Investment Adviser and/or the Sub-adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser or the Sub-adviser. Subject to applicable law and regulation, BBH, the Investment Adviser or the Sub-adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser or the Sub-adviser’s clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or the Sub-adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser or the Sub-adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or the Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that the Sub-Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

32

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal

FINANCIAL STATEMENTS OCTOBER 31, 2020	33

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

34

BBH PARTNER FUND – INTERNATIONAL EQUITY

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2020 (unaudited)

The Fund hereby designates $21,243,413 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $9,900,534 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2020. In January 2021, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2020. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns. The amounts which represent income derived from sources within, and taxes paid to foreign counties or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes Paid
$16,163,784	$1,562,044

FINANCIAL STATEMENTS OCTOBER 31, 2020	35

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018-present).	7	None.

36

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

FINANCIAL STATEMENTS OCTOBER 31, 2020	37

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Keith M. Kelley 140 Broadway New York, NY 10005 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014- February 2016).

38

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

FINANCIAL STATEMENTS OCTOBER 31, 2020	39

BBH PARTNER FUND – INTERNATIONAL EQUITY

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

October 31, 2020 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust met on March 11, 2020 to review the liquidity risk management program (the “Program”) applicable to the funds of BBH Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the Funds, as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with an annual report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness of the Program. The Report covered the period from June 1, 2019 through January 31, 2020.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that no Fund has approached the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum as provided for in the Liquidity Rule to any of the Funds.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Program reporting period, the Program Administrator reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Program reporting period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

40

BBH PARTNER FUND – INTERNATIONAL EQUITY

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

October 31, 2020 (unaudited)

There were no material changes to the Program during the reporting period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the reporting period.

FINANCIAL STATEMENTS OCTOBER 31, 2020	41

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com
By E-mail send your request to:
On the internet:

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2020

BBH Limited Duration Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2020

During this fiscal year, the Fund witnessed the first widespread pandemic in the United States in 100 years, the worst month ever for credit in March, unprecedented purchasing of credit by the Federal Reserve in the second quarter, and record issuance of corporate debt through the remainder of the year. Despite the many surprises in market volatility, the firm guidance of our investment process and the long experience of our team were of enormous assistance in preserving and enhancing shareholder capital through the year, with returns of 2.24% for the 12 months (I Shares). We are quite proud of how rapidly we repositioned, how consistently we followed our process, and the excellent results our active management continues to produce into the calendar year-end.

2

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

For the first four months of the fiscal year, November 2019 through February 2020, our valuation criteria made it very difficult to add credit exposure to the Fund. Compensation for credit was simply too meager, at levels that typically lead credit to underperform Treasuries. The cash and Treasury component of the Fund was over 25% in February. Spread duration, a risk measure we use of how sensitive the portfolio is to changes in “credit spreads” (the additional yield on credit instruments over a comparable-maturity Treasury), was around 1.6 years, reflecting our credit concentration in shorter maturities.

Then, as Coronavirus cases began to spread in the U.S., and businesses began to close their doors, Credit spreads increased by 2.4%, or 240 “basis points”* from March 4 to March 26th. At the low point around March 20, investment grade credit had underperformed Treasuries by nearly 15%, and ended the month more than 12% behind Treasuries. This underperformance exceeded even September of 2008, the month Lehman and AIG failed (-7.74%). Liquidity stress in short credit (under three years) was also intense, affecting funds like ours in short and ultra-short duration ranges particularly severely. Asset Backed Securities (“ABS”) and Commercial Mortgage-Backed securities (“CMBS”) also came under surprising selling pressure, and exhibited unusual price volatility, especially given their substantial credit. We now understand that banks were forced sellers, primarily of higher quality, short credit, as they struggled to keep required levels of liquidity while funding credit lines and repurchase agreements. Although the Federal Reserve’s unprecedented decision to backstop credit took all the headlines, their immediate decisions to provide unlimited funding to financial institutions, and suspend the liquidity regulations, constituted the most important actions to end the rout.

We went from an environment with few opportunities and a strong macroeconomic backdrop to an environment with lots of opportunities, but also many new and unknown risks. Both parts of our discipline, credit and valuation, worked well for us. We were clearly entering a potentially unprecedented stress test for travel and entertainment-related industries, as well as a challenging time for small businesses and unemployment.

________________

Portfolio holdings and characteristics are subject to change.
*One “basis point” or “bp” is 1/100th of a percent (0.01% or 0.0001)
Spread Duration is the price sensitivity of a bond or portfolio of bonds to changes in spreads.
Spread or Option-Adjusted Spread (OAS) is the additional yield compared to a comparable duration Treasury

FINANCIAL STATEMENTS OCTOBER 31, 2020	3

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

Thanks to our underwriting process, we had already stress-tested each and every credit for a terrible economic environment, when we purchased it. That discipline and preparation helped us “hold our credits with strong hands”, avoiding selling and realizing price impairments. As the fiscal year ends, all but one of our holdings appear to be headed towards maturing at or above our original cost. Secondly, our valuation framework was telling us to buy more credit, and we did. As our long-term shareholders know, we are not typically a high turnover manager, but we were quite active traders in the Spring. Our purchases of credit in April and May were more than 10% of the Fund. By June, valuations had already recovered in many of the names we purchased, and we started to sell, for valuation, as much as we were buying, but the overall brisk pace of activity continued.

Record corporate issuance made it possible to buy large amounts of corporate credit. We nearly doubled the corporate spread duration of the Fund, and brought the total spread duration closer to two years by the end of the Fiscal year. In the subsequent months, structured markets began to warm up again, and we were able to add higher yielding ABS and CMBS opportunities as well. The timely addition of these credit exposures through this year’s volatility is the primary contributors to the Fund’s performance. On October 31, the portfolio yield of the Fund was about 1.96%, made up of 1.71% of “spread”, defined as the incremental yield of the Fund’s portfolio in excess of Treasuries of the same duration(s) as the Fund portfolio, and only 0.25% of Treasury yield. In February of 2020, the Fund's portfolio yield was 2.43%, but made up of 0.88% of spread and 1.55% of Treasury-equivalent yield. In April, after Treasury yields had plummeted by more than 1%, the portfolio spread peaked at 3.89%. The very high spreads in the spring and summer gave us many opportunities to invest in higher yields for our shareholders, even as Treasury rates have substantially diminished as a source of yield.

Portfolio holdings and characteristics are subject to change.

Attribution figures are presented gross of fees. An investor's returns will be reduced by fees incurred by the management of the Fund.

Past performance does not guarantee future results.

4

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

We note with satisfaction that our performance through this summer keeps us in the top quartile of our competitive fund universe (Morningstar U.S.-Domiciled Ultrashort Bond category) for the past twelve months, and the top decile for the three, five and ten year periods. This is the third major pullback in credit markets since we incorporated this valuation framework into our process and began using it to guide our allocations to credit for all of our funds. Each of these episodes – the Euro Crisis of 2011-2012, the Energy Bust of 2014-2016, and the Pandemic of 2020, has been performance-enhancing and process-reinforcing for us. We feel more strongly than ever that focusing on purchasing durable credits only when they are available at attractive prices is the best way to preserve capital and enhance returns for our investors. Patience and holding out for our criteria fit constitute the arduous work of seeking to generate performance.

Looking forward, we find the markets becoming expensive again, although, as noted above, the portfolio still has excess yield we expect to earn either through further price appreciation or simply the passage of time. If markets continue in this direction, we may shed risk exposure in the Fund and possibly even enter another period like last Winter, where we must again be patient and selective to add value. On the other hand, the Treasury and the Fed seem somewhat at odds about credit support programs right now, even as we crest another pandemic wave. There may be more volatility, and opportunities, yet. We look forward to meeting whatever challenges come our way along with you.

We wish you all a Happy New Year, thank you for being a client, and hope to meet many of you, virtually or otherwise, in the coming months.

________________

Portfolio holdings and characteristics are subject to change.

As of 10/31/2020, the BBH Limited Duration Fund was rated against the following numbers of U.S.-domiciled Ultrashort Bond category funds over the following time periods: 210 funds for the last year, 170 funds for the last three year, 130 funds in the last five years, and 61 funds in the last ten years. Class I one-, three-, five- and ten-year periods percentile rankings were 14, 3, 2 and 3, respectively. Class N one-, three-, five- and ten-year periods percentile rankings were 21, 4, 3 and 6, respectively. Rankings are based on risk-adjusted return. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

A Durable Credit is a credit instrument which, in our analysis, is likely to make full repayment of principal through a wide variety of economic scenarios.

FINANCIAL STATEMENTS OCTOBER 31, 2020	5

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

Investors in the Fund should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of portfolios changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments.

Investing in the bond market is subject to certain risks including market, interest-rate, issuer, credit, maturity, call and inflation risk; investments may be worth more or less than the original cost when redeemed.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Asset-Backed Securities (“ABS”) are subject to risks due to defaults by the borrowers; failure of the issuer or servicer to perform; the variability in cash flows due to amortization or acceleration features; changes in interest rates which may influence the prepayments of the underlying securities; misrepresentation of asset quality, value or inadequate controls over disbursements and receipts; and the ABS being structured in ways that give certain investors less credit risk protection than others.

The Fund also invests in derivative instruments, investments whose values depend on the performance of the underlying security, assets, interest rate, index or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. Foreign investing involves special risks including currency risk, increased volatility, political risks, and differences in auditing and other financial standards.

Illiquid investments subject the Fund to the risk that it may not be able to sell the investments when desired or at favorable prices.

6

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

Growth of $10,000 Invested in BBH Limited Duration

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2020 as compared to the BCTSY.

The annualized gross expense ratios as in the February 28, 2020 prospectus for Class N and Class I shares were 0.51% and 0.28%, respectively. The annualized gross expense ratios for the year ended 10/31/2020 for Class N and Class I shares were 0.49% and 0.27%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

________________

[1]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Capital U.S. 1-3 Year Treasury Bond Index (“BCTSY”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BCTSY is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.

The Reference Benchmark is an unmanaged weighted index comprised as follows: 40% Bloomberg Barclays Short-Term Corporate Index; 40% Bloomberg Barclays US Aggregate ABS Index; and 20% Bloomberg Barclays US Treasury Bills Index. The indexes are not available for direct investment. The Fund does not measure its performance success nor alter its construction in relation to any particular benchmark or index.

FINANCIAL STATEMENTS OCTOBER 31, 2020	7

BBH LIMITED DURATION FUND

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Limited Duration Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Limited Duration Fund (the “Fund”), one of the funds within BBH Trust, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

8

BBH LIMITED DURATION FUND

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

FINANCIAL STATEMENTS OCTOBER 31, 2020	9

BBH LIMITED DURATION FUND

PORTFOLIO ALLOCATION

October 31, 2020

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$2,103,449,131	26.0%
Commercial Mortgage Backed Securities	404,736,707	5.0
Corporate Bonds	2,870,334,379	35.6
Exchange-Traded Funds	167,414,500	2.1
Loan Participations and Assignments	806,346,176	10.0
Municipal Bonds	102,492,053	1.3
Residential Mortgage Backed Securities	113,673,208	1.4
U.S. Government Agency Obligations	123,962,236	1.5
U.S. Treasury Bills	1,509,115,005	18.7
Liabilities in Excess of Other Assets	(129,991,768)	(1.6)
NET ASSETS	$8,071,531,627	100.0%

All data as of October 31, 2020. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

10

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (26.0%)
$14,663,073	AIM Aviation Finance, Ltd. 2015-1A1	02/15/40	4.213%	$10,975,787
5,812,127	Amur Equipment Finance Receivables V LLC 2018-1A1	12/20/23	3.240	5,851,735
11,321,991	Amur Equipment Finance Receivables VI LLC 2018-2A1	07/20/22	3.890	11,506,207
14,408,337	Amur Equipment Finance Receivables VII LLC 2019-1A1.	06/20/24	2.630	14,680,676
18,113,610	Bankers Healthcare Group Securitization Trust 2020-A1.	09/17/31	2.560	18,114,295
25,093,204	BCC Funding Corp. XVI LLC 2019-1A1	08/20/24	2.460	25,376,067
14,393,405	Business Jet Securities LLC 2018-1[1]	02/15/33	4.335	14,523,210
32,192,103	Business Jet Securities LLC 2018-2[1]	06/15/33	4.447	32,463,730
19,550,000	Business Jet Securities LLC 2020-1A1	11/15/35	2.981	19,670,563
23,250,640	Capital Automotive LLC 2017-1A1	04/15/47	3.870	23,266,295
20,690,000	CARS-DB4 LP 2020-1A1	02/15/50	3.190	21,131,392
16,652,714	Cazenovia Creek Funding II LLC 2018-1A1	07/15/30	3.561	16,712,832
1,140,583	CCG Receivables Trust 2018-1[1]	06/16/25	2.500	1,143,991
25,152,540	CF Hippolyta LLC 2020-1[1]	07/15/60	1.690	25,418,382
2,222,587	Chesapeake Funding II LLC 2017-2A1	05/15/29	1.990	2,227,128
5,696,121	Chesapeake Funding II LLC 2017-4A1	11/15/29	2.120	5,735,606
11,960,071	Chesapeake Funding II LLC 2018-1A1	04/15/30	3.040	12,140,599
22,706,704	Chesapeake Funding II LLC 2019-1A1	04/15/31	2.940	23,137,893
30,362,700	Chesapeake Funding II LLC 2020-1A1	08/16/32	0.870	30,478,111
15,912,720	Chesterfield Financial Holdings LLC 2014-1A1	12/15/34	4.500	15,691,541
7,116,935	CIG Auto Receivables Trust 2019-1A1	08/15/24	3.330	7,194,620
30,058,051	CIG Auto Receivables Trust 2020-1 2020-1A1	10/12/23	0.680	30,075,433
18,960,000	Credit Acceptance Auto Loan Trust 2019-3A1	11/15/28	2.380	19,446,705
57,480,000	Credit Acceptance Auto Loan Trust 2020-3 2020-3A1	10/15/29	1.240	57,449,185
57,920,000	Delamare Cards MTN Issuer, Plc. 2018-1A (1-Month USD-LIBOR + 0.700%)[1,2]	11/19/25	0.847	57,911,306
1,149,332	Drive Auto Receivables Trust 2019-4	06/15/22	2.320	1,150,393
7,826,171	ECAF I, Ltd. 2015-1A1	06/15/40	3.473	7,237,538
17,170,000	Elm Trust 2020-3A1	08/20/29	2.954	17,245,629
3,896,580	Enterprise Fleet Financing LLC 2018-1[1]	10/20/23	2.870	3,913,746
15,060,299	Enterprise Fleet Financing LLC 2019-1[1]	10/20/24	2.980	15,342,747
2,030,003	Exeter Automobile Receivables Trust 2019-3A1	09/15/22	2.590	2,033,680
6,658,060	Exeter Automobile Receivables Trust 2019-4A1	01/17/23	2.180	6,680,899
10,424,517	Exeter Automobile Receivables Trust 2020-1A1	06/15/23	2.050	10,503,476
31,388,287	FNA LLC 2019-1[3]	12/10/31	3.000	31,388,287
5,465,513	Foursight Capital Automobile Receivables Trust 2019-1[1]	03/15/23	2.580	5,491,502
13,930,171	Foursight Capital Automobile Receivables Trust 2020-1[1]	09/15/23	1.970	14,040,729
274,486	FREED ABS Trust 2018-1[1]	07/18/24	3.610	274,617

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	11

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$879,895	FREED ABS Trust 2018-2[1]	10/20/25	3.990%	$883,701
11,367,759	FREED ABS Trust 2019-2[1]	11/18/26	2.620	11,416,435
14,230,476	FREED ABS Trust 2020-FP1[1]	03/18/27	2.520	14,260,451
28,469,252	Global SC Finance VII Srl 2020-1A1	10/17/40	2.170	28,431,718
29,350,000	Global SC Finance VII Srl 2020-2A1	11/19/40	2.260	29,391,372
24,690,000	Hercules Capital Funding Trust 2018-1A1	11/22/27	4.605	24,896,480
3,004,262	Hertz Fleet Lease Funding LP 2017-1[1]	04/10/31	2.130	3,005,844
14,220,000	Lendmark Funding Trust 2018-1A1	12/21/26	3.810	14,374,687
28,190,000	Lendmark Funding Trust 2019-1A1	12/20/27	3.000	27,857,823
21,710,000	Lendmark Funding Trust 2019-2A1	04/20/28	2.780	21,926,809
29,605,000	Mariner Finance Issuance Trust 2018-AA1	11/20/30	4.200	29,739,247
12,620,000	Mariner Finance Issuance Trust 2019-AA1	07/20/32	2.960	12,829,016
16,460,000	Mariner Finance Issuance Trust 2020-AA1	08/21/34	2.190	16,488,366
6,047,911	MCA Fund II Holding LLC 2017-1 (3-Month USD-LIBOR + 1.650%)[1,2]	08/15/28	1.930	6,041,452
20,312,347	MelTel Land Funding LLC 2019-1A1	04/15/49	3.768	21,111,496
15,024,004	Nationstar HECM Loan Trust 2019-2A1,2,4	11/25/29	2.272	15,063,236
35,113,614	Nationstar HECM Loan Trust 2020-1A1,2,4	09/25/30	1.269	35,121,434
12,630,000	Navistar Financial Dealer Note Master Owner Trust II 2019-1 (1-Month USD-LIBOR + 0.640%)[1,2]	05/25/24	0.789	12,636,108
27,120,000	Navistar Financial Dealer Note Master Trust 2020-1 (1-Month USD-LIBOR + 0.950%)[1,2]	07/25/25	1.099	27,286,240
19,000,000	Neuberger Berman Loan Advisers Clo 36 Ltd. 2020-36A (3-Month USD-LIBOR + 1.700%)[1,2]	04/20/33	1.918	18,726,942
5,050,895	New Mexico Educational Assistance Foundation 2013-1 (1-Month USD-LIBOR + 0.700%)[2]	01/02/25	0.849	5,052,057
40,570,000	New Residential Advance Receivables Trust Advance Receivables Backed 2020-T1[1]	08/15/53	1.426	40,608,546
6,055,870	Newtek Small Business Loan Trust 2016-1A (1-Month USD-LIBOR + 3.000%)[1,2]	02/25/42	3.149	6,055,873
21,040,000	NextGear Floorplan Master Owner Trust 2018-2A1	10/15/23	3.690	21,655,029
21,800,000	NextGear Floorplan Master Owner Trust 2019-1A1	02/15/24	3.210	22,519,058
17,140,000	NextGear Floorplan Master Owner Trust 2019-2A1	10/15/24	2.070	17,594,878
30,640,000	NextGear Floorplan Master Owner Trust 2020-1A1	02/15/25	1.550	31,209,974
10,804,300	NMEF Funding LLC 2019-A1	08/17/26	2.730	10,855,562
24,700,000	NRZ Advance Receivables Trust 2015-ON1 2020-T2[1]	09/15/53	1.475	24,741,247
17,000,000	NRZ Advance Receivables Trust 2015-ON1 2020-T3[1]	10/15/52	1.317	17,015,227
25,020,000	OneMain Financial Issuance Trust 2019-1A1	02/14/31	3.480	25,298,545
24,865,000	Oportun Funding X LLC 2018-C1	10/08/24	4.100	25,266,547

The accompanying notes are an integral part of these financial statements.

12

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$44,890,000	Oportun Funding XII LLC 2018-D1	12/09/24	4.150%	$45,698,271
26,430,000	Oportun Funding XIII LLC 2019-A1	08/08/25	3.080	26,598,034
13,350,709	OSCAR US Funding Trust IX LLC 2018-2A1	09/12/22	3.390	13,500,363
10,246,863	OSCAR US Funding Trust X LLC 2019-1A1	04/11/22	3.100	10,294,393
7,509,821	OSCAR US Funding Trust XI LLC 2019-2A1	08/10/22	2.490	7,562,628
20,000,000	Palmer Square Loan Funding, Ltd. 2019-3A (3-Month USD-LIBOR + 1.600%)[1,2]	08/20/27	1.853	19,664,306
15,000,000	Palmer Square Loan Funding, Ltd. 2019-4A (3-Month USD-LIBOR + 1.600%)[1,2]	10/24/27	1.815	14,712,815
38,101,050	Pawnee Equipment Receivables Series LLC 2019-1[1]	10/15/24	2.290	38,451,080
33,826,181	Pawnee Equipment Receivables Series LLC 2020-1[1]	11/17/25	1.370	33,806,538
21,680,000	PFS Financing Corp. 2018-B1	02/15/23	2.890	21,829,588
18,200,000	PFS Financing Corp. 2019-A1	04/15/24	2.860	18,653,701
27,650,000	PFS Financing Corp. 2019-C1	10/15/24	2.230	28,374,165
23,070,000	PFS Financing Corp. 2020-F1	08/15/24	0.930	23,131,648
41,500,000	Regional Management Issuance Trust 2018-2[1]	01/18/28	4.560	41,932,189
18,070,000	Regional Management Issuance Trust 2020-1[1]	10/15/30	2.340	18,099,651
27,400,000	Republic Finance Issuance Trust 2019-A1	11/22/27	3.430	27,719,196
16,470,000	Republic Finance Issuance Trust 2020-A1	11/20/30	2.470	16,506,773
31,000,000	Santander Drive Auto Receivables Trust 2020-3	07/15/24	0.520	31,056,910
34,490,000	Santander Revolving Auto Loan Trust 2019-A1	01/26/32	2.510	36,566,260
4,105,323	SCF Equipment Leasing LLC 2019-1A1	03/20/23	3.040	4,109,607
17,860,923	SCF Equipment Leasing LLC 2019-2A1	06/20/24	2.220	18,045,544
12,099,881	Shenton Aircraft Investment I, Ltd. 2015-1A1	10/15/42	4.750	10,246,242
50,956,333	Stack Infrastructure Issuer LLC 2019-1A1	02/25/44	4.540	54,144,008
19,160,000	Stack Infrastructure Issuer LLC 2020-1A1	08/25/45	1.893	19,224,722
30,805,000	SWC Funding LLC 2018-1A1,3	08/15/33	4.750	30,553,505
1,365,036	Tax Ease Funding LLC 2016-1A1	06/15/28	3.131	1,368,233
1,290,300	THL Credit Wind River CLO, Ltd. 2012-1A (3-Month USD-LIBOR + 0.880%)[1,2]	01/15/26	1.117	1,287,103
32,040,000	THL Credit Wind River CLO, Ltd. 2017-1A (3-Month USD-LIBOR + 1.140%)[1,2]	04/18/29	1.358	31,719,972
1,885,968	TLF National Tax Lien Trust 2017-1A1	12/15/29	3.090	1,898,416
27,390,000	Trafigura Securitisation Finance, Plc. 2018-1A1	03/15/22	3.730	27,661,791
15,520,938	Veros Automobile Receivables Trust 2020-1[1]	09/15/23	1.670	15,561,178
3,158,409	Westlake Automobile Receivables Trust 2019-1A1	05/16/22	3.060	3,165,034
16,168,453	Westlake Automobile Receivables Trust 2019-2A (1-Month USD-LIBOR + 0.470%)[1,2]	02/15/23	0.618	16,177,858
18,190,093	Westlake Automobile Receivables Trust 2019-3A1	02/15/23	2.150	18,313,829

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	13

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$77,740,000	Westlake Automobile Receivables Trust 2020-3A1	05/15/24	0.560%	$77,764,978
50,885,000	World Financial Network Credit Card Master Trust 2018-A	12/16/24	3.070	51,288,024
9,771,791	WRG Debt Funding II LLC 2017-1[1,3]	03/15/26	4.458	9,772,646
	Total Asset Backed Securities
	(Cost $2,091,821,459)			2,103,449,131
	COMMERCIAL MORTGAGE BACKED SECURITIES (5.0%)
26,807,000	BB-UBS Trust 2012-TFT[1,2,4]	06/05/30	3.584	17,415,765
16,961,191	BX Commercial Mortgage Trust 2018-IND (1-Month USD-LIBOR + 0.750%)[1,2]	11/15/35	0.898	16,886,637
14,723,609	BX Commercial Mortgage Trust 2019-XL (1-Month USD-LIBOR + 0.920%)[1,2]	10/15/36	1.068	14,714,433
30,200,000	BX Trust 2019-RP (1-Month USD-LIBOR + 1.045%)[1,2]	06/15/34	1.193	28,312,035
14,227,523	BXMT, Ltd. 2017-FL1 (1-Month USD-LIBOR + 0.870%)[1,2].	06/15/35	1.020	14,166,911
39,480,000	BXMT, Ltd. 2020-FL2 (1-Month USD-LIBOR + 0.900%)[1,2].	02/16/37	1.047	38,846,611
20,990,000	BXMT, Ltd. 2020-FL3 (1-Month USD-LIBOR + 1.400%)[1,2].	03/15/37	1.550	20,998,404
31,329,000	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 2.900%)[1,2]	11/15/31	2.726	25,831,700
681,361	Commercial Mortgage Pass Through Certificates 2013-GAM[1]	02/10/28	1.705	679,696
9,690,000	Commercial Mortgage Pass Through Certificates 2013-GAM[1,2,4]	02/10/28	3.531	7,494,012
47,420,000	GB Trust 2020-FLIX (1-Month USD-LIBOR + 1.120%)[1,2]	08/15/37	1.268	47,419,986
19,337,720	HPLY Trust 2019-HIT (1-Month USD-LIBOR + 1.000%)[1,2].	11/15/36	1.148	18,637,478
33,957,624	KKR Industrial Portfolio Trust 2020-AIP (1-Month USD-LIBOR + 1.037%)[1,2]	03/15/37	1.185	33,999,449
10,100,000	KREF, Ltd. 2018-FL1 (1-Month USD-LIBOR + 1.100%)[1,2]	06/15/36	1.247	10,024,682
32,615,000	Morgan Stanley Capital I Trust 2017-CLS (1-Month USD-LIBOR + 0.700%)[1,2]	11/15/34	0.848	32,534,911
24,260,000	STWD, Ltd. 2019-FL1 (1-Month USD-LIBOR + 1.080%)[1,2]	07/15/38	1.228	23,911,619
53,364,000	TPG Real Estate Finance Issuer, Ltd. 2018-FL2 (1-Month USD-LIBOR + 1.130%)[1,2]	11/15/37	1.277	52,862,378
	Total Commercial Mortgage Backed Securities
	(Cost $424,990,289)			404,736,707
	CORPORATE BONDS (35.6%)
	AGRICULTURE (0.3%)
23,089,000	Bunge, Ltd. Finance Corp.	11/24/20	3.500	23,129,831
	AUTO MANUFACTURERS (0.7%)
54,780,000	General Motors Financial Co., Inc.	11/06/20	2.450	54,783,471

The accompanying notes are an integral part of these financial statements.

14

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	BANKS (11.3%)
$14,895,000	ANZ New Zealand Int'l, Ltd., London Branch[1]	03/19/24	3.400%	$16,153,350
19,435,000	ASB Bank, Ltd.[1]	06/14/23	3.750	20,971,911
38,090,000	Australia & New Zealand Banking Group, Ltd.	11/16/20	2.700	38,122,757
25,185,000	Australia & New Zealand Banking Group, Ltd.	05/19/22	2.625	26,087,320
54,710,000	Bank of New Zealand[1]	02/20/24	3.500	59,478,345
14,660,000	BNZ International Funding, Ltd., London Branch[1]	03/01/23	3.375	15,615,718
19,610,000	Canadian Imperial Bank of Commerce (SOFR + 0.800%)[2]	03/17/23	0.888	19,740,799
9,198,000	Citigroup, Inc.	08/02/21	2.350	9,336,759
17,940,000	Commonwealth Bank of Australia[1]	09/06/21	2.000	18,207,001
23,400,000	DNB Bank ASA[1]	12/02/22	2.150	24,216,834
10,635,000	Fifth Third Bancorp	01/25/24	3.650	11,582,399
45,888,000	Goldman Sachs Group, Inc.	07/27/21	5.250	47,535,515
33,350,000	HSBC Holdings, Plc. (SOFR + 1.929%)[2]	06/04/26	2.099	34,058,625
33,270,000	JPMorgan Chase & Co. (SOFR + 1.585%)[2]	03/13/26	2.005	34,487,972
33,923,000	Lloyds Banking Group, Plc.	03/12/24	3.900	36,914,243
39,660,000	Mitsubishi UFJ Financial Group, Inc.	07/17/25	1.412	40,305,675
40,735,000	Morgan Stanley	01/25/21	5.750	41,243,225
13,760,000	National Australia Bank, Ltd.	09/20/21	3.375	14,131,520
16,070,000	Santander Holdings USA, Inc.	06/07/24	3.500	17,305,412
39,890,000	Skandinaviska Enskilda Banken AB1	11/17/20	2.625	39,927,322
12,345,000	Skandinaviska Enskilda Banken AB	03/15/21	2.625	12,454,937
30,395,000	Svenska Handelsbanken AB	11/20/23	3.900	33,501,581
25,085,000	Toronto-Dominion Bank	04/07/21	2.125	25,285,178
45,355,000	Toronto-Dominion Bank	06/11/21	3.250	46,194,671
61,285,000	Truist Bank	03/09/23	1.250	62,424,613
21,430,000	Truist Financial Corp.	12/06/23	3.750	23,437,459
22,470,000	US Bancorp	05/12/25	1.450	23,158,013
30,005,000	US Bank NA	11/16/21	3.450	30,921,430
13,500,000	US Bank NA	05/23/22	2.650	13,968,330
22,790,000	Wells Fargo & Co. (SOFR + 1.600%)[2]	06/02/24	1.654	23,285,211
19,370,000	Wells Fargo & Co. (SOFR + 2.000%)[2]	04/30/26	2.188	20,138,882
22,155,000	Wells Fargo Bank NA (3-Month USD-LIBOR + 0.650%)[2].	09/09/22	2.082	22,465,108
12,500,000	Westpac Banking Corp.	05/13/21	2.100	12,620,693
				915,278,808
	BEVERAGES (0.2%)
13,050,000	Anheuser-Busch InBev Worldwide, Inc.	01/23/25	4.150	14,802,081

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	15

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	BIOTECHNOLOGY (0.3%)
$25,120,000	Gilead Sciences, Inc.	09/29/23	0.750%	$25,179,188
	BUILDING MATERIALS (0.0%)
3,000,000	CRH America, Inc.	01/15/21	5.750	3,030,792
	CHEMICALS (0.2%)
12,880,000	DuPont de Nemours, Inc.	11/15/20	3.766	12,894,554
	COMPUTERS (0.2%)
17,250,000	Dell International LLC / EMC Corp.[1]	06/15/23	5.450	18,980,812
	DIVERSIFIED FINANCIAL SERVICES (4.5%)
21,880,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	09/15/23	4.500	22,722,506
47,945,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	02/15/24	3.150	47,528,482
3,920,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	10/15/27	4.625	3,885,171
24,843,000	Air Lease Corp.	03/01/21	2.500	25,002,875
37,385,000	Alliance Data Systems Corp.[1]	12/15/24	4.750	34,674,587
52,899,000	American Express Co.	05/17/21	3.375	53,635,721
8,552,000	American Express Co.	11/05/21	3.700	8,816,383
33,535,000	Avolon Holdings Funding, Ltd.[1]	01/15/26	5.500	34,254,059
24,645,000	Blackstone / GSO Secured Lending Fund[1]	07/14/23	3.650	24,879,697
19,925,000	Blackstone / GSO Secured Lending Fund[1]	01/15/26	3.625	19,642,862
16,045,000	Capital One Financial Corp.	05/11/23	2.600	16,813,703
14,430,000	Credit Acceptance Corp.[1]	12/31/24	5.125	14,321,775
$2,785,000	Credit Acceptance Corp.	03/15/26	6.625	2,889,438
49,455,000	Drawbridge Special Opportunities Fund[1]	08/01/21	5.000	49,939,376
				359,006,635
	ELECTRIC (1.5%)
33,445,000	Dominion Energy, Inc.	03/15/25	3.300	36,751,571
18,525,000	Exelon Generation Co. LLC	06/01/25	3.250	20,150,676
21,306,000	NV Energy, Inc.	11/15/20	6.250	21,347,896
43,500,000	Southern Co.	07/01/21	2.350	43,992,788
				122,242,931
	HEALTHCARE-PRODUCTS (0.2%)
15,916,000	Fresenius US Finance II, Inc.[1]	02/01/21	4.250	16,051,971
	HEALTHCARE-SERVICES (1.1%)
6,895,000	Centene Corp.	01/15/25	4.750	7,084,612
20,087,000	MEDNAX, Inc.[1]	12/01/23	5.250	20,237,653

The accompanying notes are an integral part of these financial statements.

16

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	HEALTHCARE-SERVICES (continued)
$60,630,000	Sutter Health	08/15/25	1.321%	$60,888,678
				88,210,943
	INSURANCE (2.5%)
18,891,000	American International Group, Inc.	03/01/21	3.300	19,030,277
24,310,000	Athene Global Funding[1]	01/25/22	4.000	25,185,267
14,500,000	Athene Global Funding[1]	07/01/22	3.000	14,939,217
32,345,000	Athene Global Funding[1]	06/29/25	2.550	33,444,255
12,290,000	Enstar Group, Ltd.	03/10/22	4.500	12,730,853
19,330,000	Pacific Life Global Funding II1	06/24/25	1.200	19,528,066
31,810,000	Sirius International Group, Ltd.[1]	11/01/26	4.600	30,696,650
31,750,000	United Insurance Holdings Corp.	12/15/27	6.250	31,172,180
16,740,000	Vitality Re VIII, Ltd. (Underlying Investment Yield + 1.750%)[1,2]	01/08/22	1.836	16,669,692
				203,396,457
	INTERNET (0.3%)
19,060,000	Expedia Group, Inc.[1]	12/15/23	3.600	19,599,017
4,805,000	Expedia Group, Inc.[1]	08/01/27	4.625	5,038,493
				24,637,510
	INVESTMENT COMPANIES (5.1%)
1,845,000	Ares Capital Corp.	01/19/22	3.625	1,892,525
71,705,000	Ares Capital Corp.	01/15/26	3.875	73,493,124
41,185,000	BlackRock TCP Capital Corp.	08/23/24	3.900	41,636,701
35,855,000	Business Development Corp. of America[1]	12/30/22	4.750	35,161,373
18,375,000	Business Development Corp. of America[1]	12/15/24	4.850	17,957,956
31,955,000	FS KKR Capital Corp.	07/15/24	4.625	32,236,449
24,150,000	FS KKR Capital Corp.	02/01/25	4.125	24,079,200
42,821,000	FS KKR Capital Corp. II1	02/14/25	4.250	40,496,229
39,855,000	Golub Capital BDC, Inc.	04/15/24	3.375	39,749,531
35,005,000	Main Street Capital Corp.	05/01/24	5.200	36,617,935
31,201,000	Owl Rock Capital Corp.	04/15/24	5.250	32,545,439
10,000,000	Owl Rock Capital Corp.	03/30/25	4.000	10,012,089
27,070,000	Owl Rock Capital Corp. II1	11/26/24	4.625	27,224,706
				413,103,257
	MACHINERY-CONSTRUCTION & MINING (0.8%)
35,330,000	Caterpillar Financial Services Corp.	03/15/21	2.900	35,673,803
24,145,000	Caterpillar Financial Services Corp.	07/07/23	0.650	24,291,319
				59,965,122

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	17

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	MACHINERY- DIVERSIFIED (0.2%)
$17,865,000	John Deere Capital Corp.	01/10/22	3.200%	$18,489,564
	MEDIA (0.1%)
3,787,000	Charter Communications Operating LLC / Charter Communications Operating Capital	07/23/22	4.464	4,013,017

	OIL & GAS (1.2%)
32,248,000	Apache Corp.	11/15/25	4.625	30,635,600
17,822,000	Newfield Exploration Co.	07/01/24	5.625	17,242,785
56,165,000	Occidental Petroleum Corp.	08/15/22	2.700	51,938,584
				99,816,969
	PHARMACEUTICALS (1.4%)
30,540,000	AbbVie, Inc.[1]	12/15/21	5.000	31,708,497
15,895,000	AbbVie, Inc.[1]	03/15/22	3.450	16,455,611
26,260,000	AbbVie, Inc.[1]	11/21/22	2.300	27,209,420
38,680,000	Bristol-Myers Squibb Co.	05/14/21	2.550	39,151,101
				114,524,629
	PIPELINES (1.0%)
32,765,000	Energy Transfer Operating LP	06/01/21	4.650	33,194,768
24,865,000	Northriver Midstream Finance LP1	02/15/26	5.625	24,628,783
20,870,000	Sunoco Logistics Partners Operations LP	04/01/21	4.400	21,125,496
				78,949,047
	PRIVATE EQUITY (0.3%)
20,015,000	Owl Rock Technology Finance Corp.[1]	12/15/25	4.750	19,828,528

	REAL ESTATE INVESTMENT TRUSTS (0.3%)
19,215,000	Scentre Group Trust 1 / Scentre Group Trust 2[1]	01/28/26	3.625	20,540,619

	SEMICONDUCTORS (0.4%)
33,545,000	ams AG1	07/31/25	7.000	35,473,837

	TELECOMMUNICATIONS (1.0%)
8,174,250	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC[1]	03/20/23	3.360	8,250,843
72,440,000	Telefonica Emisiones S.A.	02/16/21	5.462	73,466,256
				81,717,099

The accompanying notes are an integral part of these financial statements.

18

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	TRUCKING & LEASING (0.5%)
$7,700,000	Aviation Capital Group LLC[1]	01/20/22	2.875%	$7,687,647
33,230,000	Aviation Capital Group LLC[1]	12/15/24	5.500	34,599,060
				42,286,707
	Total Corporate Bonds (Cost $2,816,671,421)			2,870,334,379
	EXCHANGE-TRADED FUNDS (2.1%)
3,050,000	iShares 1-5 Year Investment Grade Corporate Bond ETF			167,414,500
	Total Exchange-Traded Funds
	(Cost $167,902,000)			167,414,500
	LOAN PARTICIPATIONS AND ASSIGNMENTS (10.0%)
16,678,532	Allen Media LLC (Entertainment Studios) (3-Month USD-LIBOR + 5.500%)[2]	02/10/27	5.720	16,105,291
11,937,026	Aria Energy Operating LLC (1-Month USD-LIBOR + 4.500%)[2]	05/27/22	5.500	11,499,295
23,000,000	Asplundh Tree Expert LLC (1-Month USD-LIBOR + 2.500%)[2]	09/07/27	2.640	22,928,240
20,775,495	Avolon TLB Borrower 1 (US) LLC Term B3 (1-Month USD-LIBOR + 1.750%)[2]	01/15/25	2.500	19,960,057
38,144,880	Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.) (3-Month USD-LIBOR + 1.750%)[2]	06/01/24	1.970	36,952,853
11,670,532	BCP Renaissance Parent LLC (2-Month USD-LIBOR + 3.500%)[2]	10/31/24	4.500	10,693,125
80,000,000	Boeing Co. (3-Month USD-LIBOR + 1.250%)[2]	02/07/22	1.466	78,266,400
3,520,161	Broadcom, Inc. Term A3 (1-Month USD-LIBOR + 1.125%)[2]	11/04/22	1.273	3,511,361
7,048,125	Broadcom, Inc. Term A5 (1-Month USD-LIBOR + 1.250%)[2]	11/04/24	1.398	6,801,441
22,153,675	Buckeye Partners LP (1-Month USD-LIBOR + 2.750%)[2]	11/01/26	2.897	21,706,614
45,251,877	CenturyLink, Inc. Term A (1-Month USD-LIBOR + 2.000%)[2]	01/31/25	2.148	43,962,198
3,828,997	Charter Communications Operating LLC (CCO Safari LLC) Term A2 (1-Month USD-LIBOR + 1.500%)[2]	03/31/23	1.650	3,781,135
32,926,192	Charter Communications Operating LLC (CCO Safari LLC) Term B1 (1-Month USD-LIBOR + 1.750%)[2]	04/30/25	1.900	32,190,620
28,169,764	Clarios Global LP (1-Month USD-LIBOR + 3.500%)[2]	04/30/26	3.648	27,317,629
36,693,784	Clean Harbors, Inc. (1-Month USD-LIBOR + 1.750%)[2]	06/28/24	1.898	36,537,835
26,325,000	DaVita, Inc. Term A (1-Month USD-LIBOR + 1.500%)[2]	08/12/24	1.648	25,798,500

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	19

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$24,675,944	Dell International LLC Term B1 (1-Month USD-LIBOR + 2.000%)[2]	09/19/25	2.750%	$24,388,963
25,891,030	Delos Finance S.a r.l. (3-Month USD-LIBOR + 1.750%)[2]	10/06/23	1.970	25,011,771
38,654,929	Eastern Power LLC (TPF II LC LLC) (3-Month USD-LIBOR + 3.750%)[2]	10/02/25	4.750	38,351,101
29,146,871	Elanco Animal Health, Inc. (1-Month USD-LIBOR + 1.750%)[2]	08/01/27	1.899	28,484,946
14,519,231	EnLink Midstream Partners, LP (1-Month USD-LIBOR + 1.500%)[2,3]	12/10/21	1.647	13,938,461
33,726,690	Frontera Generation Holdings LLC (3-Month USD-LIBOR + 4.250%)[2]	05/02/25	5.250	9,376,020
2,775,615	HCA, Inc. Term B12 (1-Month USD-LIBOR + 1.750%)[2]	03/13/25	1.898	2,758,268
12,782,265	HCA, Inc. Term B13 (1-Month USD-LIBOR + 1.750%)[2]	03/18/26	1.898	12,706,978
32,532,051	LYB Americas Finance Company LLC (3-Month USD-LIBOR + 1.250%)[2]	03/29/22	1.466	31,881,410
15,555,556	Marvell Technology Group, Ltd. Term A (1-Month USD-LIBOR + 1.375%)[2,3]	06/04/21	1.515	15,516,667
39,205,796	NorthRiver Midstream Finance LP Term B (3-Month USD-LIBOR + 3.250%)[2]	10/01/25	3.475	36,569,206
8,510,187	RPI Intermediate Finance Trust Term B1 (1-Month USD-LIBOR + 1.750%)[2]	02/11/27	1.898	8,459,637
42,000,000	SkyMiles IP, Ltd. (3-Month USD-LIBOR + 3.750%)[2]	10/20/27	3.966	41,798,820
9,942,335	SS&C Technologies Holdings, Inc. Term B3 (1-Month USD-LIBOR + 1.750%)[2]	04/16/25	1.898	9,650,328
6,029,700	SS&C Technologies Holdings, Inc. Term B4 (1-Month USD-LIBOR + 1.750%)[2]	04/16/25	1.898	5,852,607
8,369,528	SS&C Technologies Holdings, Inc. Term B5 (1-Month USD-LIBOR + 1.750%)[2]	04/16/25	1.898	8,126,058
17,760,188	UGI Energy Services, LLC (1-Month USD-LIBOR + 3.750%)[2]	08/13/26	3.898	17,582,586
16,219,094	Vistra Operations Co. LLC (Tex Operations Co. LLC) (1-Month USD-LIBOR + 1.750%)[2]	12/31/25	1.898	15,823,834
31,631,652	Western Digital Corp. Term B4 (1-Month USD-LIBOR + 1.750%)[2]	04/29/23	1.898	31,339,059
32,347,840	Wyndham Hotels & Resorts, Inc. Term B (1-Month USD-LIBOR + 1.750%)[2]	05/30/25	1.898	30,716,862
	Total Loan Participations and Assignments
	(Cost $845,166,632)			806,346,176

The accompanying notes are an integral part of these financial statements.

20

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (1.3%)
$110,000	Indiana Health & Educational Facilities Financing Authority, Revenue Bonds[2,4]	11/15/31	1.750%	$111,487
7,560,000	Indiana Health & Educational Facilities Financing Authority, Revenue Bonds[2,4]	11/15/31	1.750	7,663,723
14,525,000	New Jersey Economic Development Authority, Revenue Bonds	06/15/21	5.000	14,900,326
10,100,000	New Jersey Turnpike Authority, Revenue Bonds (1-Month USD-LIBOR + 0.700%)[2]	01/01/24	0.804	10,087,779
3,253,000	Pennsylvania Industrial Development Authority, Revenue Bonds[1]	07/01/21	2.967	3,290,215
16,530,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/26	6.250	19,352,332
47,545,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month USD-LIBOR + 0.690%)[2]	09/15/27	0.855	47,086,191
	Total Municipal Bonds
	(Cost $101,084,667)			102,492,053

	RESIDENTIAL MORTGAGE BACKED SECURITIES (1.4%)
31,779,003	Cascade Funding Mortgage Trust 2019-RM3[1,2,4]	06/25/69	2.800	31,589,826
12,215,706	Pepper Residential Securities Trust No. 23A (1-Month USD-LIBOR + 0.950%)[1,2]	08/18/60	1.097	12,039,077
7,827,995	Pepper Residential Securities Trust No. 24A (1-Month USD-LIBOR + 0.900%)[1,2]	11/18/60	1.047	7,808,129
24,340,243	RESIMAC Premier 2019-2A (1-Month USD-LIBOR + 0.950%)[1,2]	02/10/51	1.095	24,342,365
17,670,000	RESIMAC Premier 2020-1A (1-Month USD-LIBOR + 1.050%)[1,2]	02/07/52	1.209	17,672,069
20,267,358	RMF Proprietary Issuance Trust 2019-1[1,2,4]	10/25/63	2.750	20,221,742
	Total Residential Mortgage Backed Securities (Cost $113,939,370)			113,673,208

	U.S. GOVERNMENT AGENCY OBLIGATIONS (1.5%)
25,622,000	Federal Farm Credit Banks Funding Corp.	08/25/25	0.610	25,466,110
50,168,000	Federal Home Loan Mortgage Corp.	10/27/25	0.600	50,025,345
36,490,000	Federal Home Loan Mortgage Corp.	10/27/25	0.625	36,322,903
61,128	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year USD-LIBOR + 1.757%)[2]	04/01/36	3.684	64,398
14,524	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (6-Month USD-LIBOR + 1.740%)[2]	12/01/36	2.865	14,617
17,996	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year USD-LIBOR + 1.745%)[2]	01/01/37	3.745	18,070

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	21

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$4,819,362	Federal National Mortgage Association (FNMA)	07/01/35	5.000%	$5,552,914
319,646	Federal National Mortgage Association (FNMA)	11/01/35	5.500	378,603
33,756	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.985%)[2]	07/01/36	2.762	35,777
70,849	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.723%)[2]	09/01/36	2.481	74,259
28,704	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.754%)[2]	01/01/37	3.795	29,096
278,784	Federal National Mortgage Association (FNMA)	08/01/37	5.500	328,475
3,320,960	Federal National Mortgage Association (FNMA)	08/01/37	5.500	3,914,321
1,495,467	Federal National Mortgage Association (FNMA)	06/01/40	6.500	1,728,138
8,931	Government National Mortgage Association (GNMA) (1-Year CMT Index + 1.500%)[2]	08/20/29	2.250	9,210
	Total U.S. Government Agency Obligations
	(Cost $123,302,600)			123,962,236

	U.S. TREASURY BILLS (18.7%)
153,000,000	U.S. Cash Management Bill[5]	01/26/21	0.000	152,949,424
175,000,000	U.S. Treasury Bill[5]	11/10/20	0.000	174,996,338
136,500,000	U.S. Treasury Bill[5]	11/19/20	0.000	136,494,034
170,500,000	U.S. Treasury Bill[5]	11/27/20	0.000	170,488,085
186,000,000	U.S. Treasury Bill[5]	12/10/20	0.000	185,980,647
276,250,000	U.S. Treasury Bill[5]	01/14/21	0.000	276,202,946
203,000,000	U.S. Treasury Bill[5]	01/21/21	0.000	202,960,980
204,000,000	U.S. Treasury Bill[5,6]	02/11/21	0.000	203,946,344
5,100,000	U.S. Treasury Bill[5,6]	07/15/21	0.000	5,096,207
	Total U.S. Treasury Bills
	(Cost $1,509,118,992)			1,509,115,005

TOTAL INVESTMENTS (Cost $8,193,997,430)[7]	101.6%	$8,201,523,395
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.6)%	(129,991,768)
NET ASSETS	100.0%	$8,071,531,627

____________

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2020 was $3,445,090,629 or 42.7% of net assets.

[2]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2020 coupon or interest rate.

The accompanying notes are an integral part of these financial statements.

22

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

[3] Security that used significant unobservable inputs to determine fair value.
[4] This variable rate security is based on a predetermined schedule and the rate at period end also represents the reference rate at period end.
[5] Security issued with zero coupon. Income is recognized through accretion of discount.
[6] All or a portion of this security is held at the broker as collateral for open futures contracts.
[7]

The aggregate cost of investments and derivatives for federal income tax purposes is $8,196,019,065, the aggregate gross unrealized appreciation is $88,337,462 and the aggregate gross unrealized depreciation is $ 80,812,207, resulting in net unrealized appreciation of $7,525,255.

Abbreviations:
CMT – Constant Maturity Treasury.
FHLMC – Federal Home Loan Mortgage Corporation.
FNMA – Federal National Mortgage Association.
GNMA – Government National Mortgage Association.
LIBOR – London Interbank Offered Rate.
MTN – Medium Term Note.
SOFR – Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	23

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

FINANCIAL FUTURES CONTRACTS

The following futures contracts were open at October 31, 2020:

	Number				Unrealized
	of	Expiration	Notional	Market	Gain /
Description	Contracts	Date	Amount	Value	(Loss)
Contracts to Sell:
U.S. Treasury 2-Year Notes	1,912	December 2020	$422,298,063	$422,253,250	$44,813
U.S. Treasury 5-Year Notes	6,635	December 2020	835,172,795	833,366,370	1,806,425
U.S. Treasury 10-Year Notes	181	December 2020	25,187,281	25,017,594	169,687
					$2,020,925

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

The accompanying notes are an integral part of these financial statements.

24

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include asset backed securities and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	25

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2020
Asset Backed Securities	$—	$2,031,734,693	$71,714,438	$2,103,449,131
Commercial Mortgage Backed Securities	—	404,736,707	—	404,736,707
Corporate Bonds	—	2,870,334,379	—	2,870,334,379
Exchange-Traded Funds	167,414,500	—	—	167,414,500
Loan Participations and Assignments	—	776,891,048	29,455,128	806,346,176
Municipal Bonds	—	102,492,053	—	102,492,053
Residential Mortgage Backed Securities	—	113,673,208	—	113,673,208
U.S. Government Agency Obligations	—	123,962,236	—	123,962,236
U.S. Treasury Bills	—	1,509,115,005	—	1,509,115,005
Total Investment, at value	$167,414,500	$7,932,939,329	$101,169,566	$8,201,523,395
Other Financial Instruments, at value
Financial Futures Contracts	$2,020,925	$—	$—	$2,020,925
Other Financial Instruments, at value	$2,020,925	$—	$—	$2,020,925

The accompanying notes are an integral part of these financial statements.

26

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2020:

	Asset Backed Securities	Loan Participations and Assignments	Total
Balance as of October 31, 2019	$61,293,512	$—	$61,293,512
Purchases	34,105,000	14,410,336	48,515,336
Sales / Paydowns	(22,165,835)	—	(22,165,835)
Realized gains (losses)	—	—	—
Change in unrealized appreciation (depreciation)	(1,595,187)	(521,718)	(2,116,905)
Amortization	76,948	49,843	126,791
Transfers from Level 3	—	—	—
Transfers to Level 3	—	15,516,667	15,516,667
Balance as of October 31, 2020	$71,714,438	$29,455,128	$101,169,566

The Fund’s investments classified as Level 3 were valued using a model approach, including the Fund’s assumptions in determining their fair value.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	27

BBH LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS:
Investments in securities, at value (Cost $8,193,997,430)	$8,201,523,395
Cash	15,139,980
Receivables for:
Interest	33,743,156
Shares sold	31,272,585
Investments sold	18,573,546
Futures variation margin on open contracts	344,972
Investment advisory and administrative fee waiver reimbursement	58,845
Other	2,552,286
Prepaid assets	39,690
Total Assets	8,303,248,455
LIABILITIES:
Payables for:
Investments purchased	216,010,421
Shares redeemed	12,669,324
Investment advisory and administrative fees	1,737,626
Dividends declared	902,720
Custody and fund accounting fees	165,229
Professional fees	93,672
Shareholder servicing fees	77,329
Transfer agent fees	5,033
Accrued expenses and other liabilities	55,474
Total Liabilities	231,716,828
NET ASSETS	$8,071,531,627
Net Assets Consist of:
Paid-in capital	$8,123,322,429
Accumulated deficit	(51,790,802)
Net Assets	$8,071,531,627

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($461,308,181 ÷ 45,087,385 shares outstanding)	$10.23
CLASS I SHARES
($7,610,223,446 ÷ 744,188,617 shares outstanding)	$10.23

The accompanying notes are an integral part of these financial statements.

28

BBH LIMITED DURATION FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2020

NET INVESTMENT INCOME:
Income:
Dividends	$312,768
Interest income	193,782,231
Other income	3,102,805
Total Income	197,197,804
Expenses:
Investment advisory and administrative fees	18,910,389
Shareholder servicing fees	830,992
Custody and fund accounting fees	687,002
Professional fees	106,336
Transfer agent fees	63,936
Board of Trustees’ fees	58,282
Miscellaneous expenses	457,049
Total Expenses	21,113,986
Investment advisory and administrative fee waiver	(595,975)
Net Expenses	20,518,011
Net Investment Income	176,679,793
NET REALIZED AND UNREALIZED LOSS:
Net realized gain on investments in securities	18,968,786
Net realized loss on futures contracts	(14,739,565)
Net realized gain on investments in securities and futures contracts	4,229,221)
Net change in unrealized appreciation/(depreciation) on investments in securities	(54,157,780)
Net change in unrealized appreciation/(depreciation) on futures contracts	(153,572)
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	(54,311,352)
Net Realized and Unrealized Loss	(50,082,131)
Net Increase in Net Assets Resulting from Operations	$126,597,662

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	29

BBH LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2020	2019
INCREASE IN NET ASSETS:
Operations:
Net investment income	$176,679,793	$193,945,072
Net realized gain (loss) on investments in securities and futures contracts	4,229,221	(22,899,028)
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	(54,311,352)	89,071,170
Net increase in net assets resulting from operations	126,597,662	260,117,214
Dividends and distributions declared:
Class N	(9,638,723)	(10,061,064)
Class I	(166,935,856)	(184,257,128)
Total dividends and distributions declared	(176,574,579)	(194,318,192)
Share transactions:
Proceeds from sales of shares[1]	4,159,732,686	3,382,156,185
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	37,126,855	44,010,458
Proceeds from short-term redemption fees	–	501
Cost of shares redeemed[1]	(3,215,918,972)	(2,626,931,509)
Net increase in net assets resulting from share transactions	980,940,569	799,235,635
Total increase in net assets	930,963,652	865,034,657

NET ASSETS:
Beginning of year	7,140,567,975	6,275,533,318
End of year	$8,071,531,627	$7,140,567,975

________________

[1]	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

30

BBH LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.26	$10.15	$10.19	$10.13	$10.14
Income from investment operations:
Net investment income[1]	0.24	0.30	0.26	0.21	0.19
Net realized and unrealized gain (loss)	(0.03)	0.11	(0.06)	0.05	(0.00)[2]
Total income from investment operations	0.21	0.41	0.20	0.26	0.19
Less dividends and distributions:
From net investment income	(0.24)	(0.30)	(0.24)	(0.20)	(0.20)
Total dividends and distributions.	(0.24)	(0.30)	(0.24)	(0.20)	(0.20)
Net asset value, end of year	$10.23	$10.26	$10.15	$10.19	$10.13
Total return	2.06%	4.14%	2.03%	2.64%	1.90%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$461	$371	$275	$72	$42
Ratio of expenses to average net assets before reductions	0.49%	0.51%	0.50%	0.67%	0.49%
Fee waiver	0.14%[3]	0.16%[3]	0.15%[3]	0.27%[3]	0.01%[3]
Expense offset arrangement	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	0.35%	0.35%	0.35%	0.40%	0.48%
Ratio of net investment income to average net assets	2.32%	2.98%	2.52%	2.05%	1.91%
Portfolio turnover rate	51%	53%	48%	52%	53%
____________

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]

The ratio of expenses to average net assets for the years ended October 31, 2020, 2019, 2018 and 2017, reflect fees reduced as result of contractual operating expense limitation of the share class. Prior to March 24, 2017, the expense limitation of the share class was 0.48%. Following March 24, 2017, the expense limitation was changed to 0.35%. The agreement is effective for the periods beginning on December 29, 2015 and can be changed at any time at the sole discretion of the Investment Advisor. For the years ended October 31, 2020, 2019, 2018, 2017 and 2016, the waived fees were $595,975, $538,703, $242,627, $132,560 and $45,079, respectively.

[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	31

BBH LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.25	$10.15	$10.19	$10.13	$10.14
Income from investment operations:
Net investment income[1]	0.24	0.31	0.25	0.22	0.22
Net realized and unrealized gain (loss)	(0.02)	0.10	(0.04)	0.06	(0.01)
Total income from investment operations	0.22	0.41	0.21	0.28	0.21
Less dividends and distributions:
From net investment income	(0.24)	(0.31)	(0.25)	(0.22)	(0.22)
Total dividends and distributions.	(0.24)	(0.31)	(0.25)	(0.22)	(0.22)
Net asset value, end of year	$10.23	$10.25	$10.15	$10.19	$10.13
Total return	2.24%	4.12%	2.11%	2.77%	2.13%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$7,610	$6,769	$6,000	$6,346	$4,737
Ratio of expenses to average net assets before reductions	0.27%	0.28%	0.27%	0.28%	0.27%
Expense offset arrangement	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]
Ratio of expenses to average net assets after reductions	0.27%	0.28%	0.27%	0.28%	0.27%
Ratio of net investment income to average net assets	2.40%	3.04%	2.47%	2.17%	2.21%
Portfolio turnover rate	51%	53%	48%	52%	53%

____________

[1]	Calculated using average shares outstanding for the year.
[2]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

32

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2020

1.Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operation on December 22, 2000 and offers two share classes, Class N and Class I. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management. As of October 31, 2020, there were seven series of the Trust.

2.Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.Valuation of Investments. Bonds and other fixed income securities, including restricted securities (other than short-term obligations but including listed issues) are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which it is traded.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

FINANCIAL STATEMENTS OCTOBER 31, 2020	33

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

B.Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C.Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.Financial Futures Contracts. The Fund may enter into open futures contracts in order to economically hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

Open future contracts held at October 31, 2020, are listed in the Portfolio of Investments.

For the year ended October 31, 2020, the average monthly notional amount of open futures contracts was $758,012,167. The range of monthly notional amounts was $361,173,635 to $1,282,658,139.

34

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

Fair Values of Derivative Instruments as of October 31, 2020

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives			Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts	$2,020,925	*	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts	$—

Total		$2,020,925			$—

 ____________________

*

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Interest Rate Risk
Net Realized Gain/(Loss) on Derivatives
Futures Contracts	$(14,739,565)
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	$(153,572)

E.Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore, under SEC Regulations for open-end investment companies, subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.

FINANCIAL STATEMENTS OCTOBER 31, 2020	35

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

F.Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan assignment, the Fund acquires the loan in whole or in part and becomes a lender under the loan agreement. The Fund generally has the right to enforce compliance with the terms of the loan agreement with the borrower.

Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G.Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

36

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2020, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $9,638,723 and $166,935,856 to Class N and Class I shareholders, respectively, during the year ended October 31, 2020.

The tax character of distributions paid during the years ended October 31, 2020 and 2019, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2020:	$176,574,579	$—	$176,574,579	$—	$176,574,579
2019:	194,318,192	—	194,318,192	—	194,318,192

As of October 31, 2020 and 2019, respectively, the components of retained earnings/(accumulated deficit) were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2020:	$—	$—	$(59,316,057)	$(2,021,635)	$9,546,890	$(51,790,802)
2019:	1,958,944	—	(65,872,821)	(2,175,829)	63,858,242	(2,231,464)

FINANCIAL STATEMENTS OCTOBER 31, 2020	37

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

The Fund had $59,316,057 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2020, of which $6,617,854 and $52,698,203, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I.Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.Fees and Other Transactions with Affiliates.

A.Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.30% per annum on the first $1 billion of the Fund’s average daily net assets and 0.25% per annum on the Fund’s average daily net assets over $1 billion. For the year ended October 31, 2020, the Fund incurred $18,910,389 for services under the Agreement.

B.Investment Advisory and Administrative Fee Waivers. Effective March 24, 2017 the Investment Adviser has contractually agreed to waive fees and/or reimburse expenses for the Fund’s Class N shares in order to limit total annual fund operating expenses (excluding interest, taxes, brokerage

38

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N to 0.35%. For the year ended October 31, 2020, the Investment Adviser waived fees in the amount of $595,975 for Class N.

C.Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2020, Class N shares of the Fund incurred $830,992 in shareholder servicing fees.

D.Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2020, the Fund incurred $687,002 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2020 was $67,383. This amount is included in “Interest income” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2020, was $4,786. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

E.Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2020, the Fund incurred $58,282 in independent Trustee compensation and expense reimbursements.

F.Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

FINANCIAL STATEMENTS OCTOBER 31, 2020	39

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

4.Investment Transactions. For the year ended October 31, 2020, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $3,766,868,781 and $2,821,332,333, respectively.

5.Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:

	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	38,050,699	$388,416,903	24,313,000	$247,981,386
Shares issued in connection with reinvestments of dividends	911,844	9,267,354	938,363	9,579,579
Proceeds from short-term redemption fees	N/A	–	N/A	501
Shares redeemed	(30,058,670)	(304,777,755)	(16,202,982)	(165,389,532)
Net increase	8,903,873	$92,906,502	9,048,381	$92,171,934
Class I
Shares sold	369,593,937	$3,771,315,783	306,868,172	$3,134,174,799
Shares issued in connection with reinvestments of dividends	2,741,019	27,859,501	3,375,545	34,430,879
Shares redeemed	(288,332,500)	(2,911,141,217)	(241,370,268)	(2,461,541,977)
Net increase/(decrease)	84,002,456	$888,034,067	68,873,449	$707,063,701

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2020 and the year ended October 31, 2019. Specifically:

During the year ended October 31, 2020, 815,626 shares of Class N were exchanged for 816,288 shares of Class I valued at $8,142,838 and 22,929 shares of Class I were exchanged for 22,929 shares of Class N valued at $235,706.

During the year ended October 31, 2019, 352,122 shares of Class N were exchanged for 352,351 shares of Class I valued at $3,604,324.

40

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

6.Principal Risk Factors and Indemnifications.

A.Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (illiquid securities risk), or certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The Fund invests in asset-backed and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury (U.S. Government Agency Securities Risk). LIBOR is scheduled to be phased out by the end of 2021. The Fund may invest in private placement securities that are issued pursuant to Regulation S which have not been registered with the U.S. Securities and Exchange Commission ("SEC"). These securities may be subject

FINANCIAL STATEMENTS OCTOBER 31, 2020	41

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

to contractual restrictions which prohibit or limit their resale (Regulation S risk). The unavailability and/or discontinuation of LIBOR may affect the value, liquidity or return on certain fund investments that mature later than 2021 and may result in costs incurred in connection with closing out positions and entering into new positions. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value (LIBOR Transition risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.Recent Pronouncements.

A.ASU 2017-08. In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for years, and interim periods within those years, beginning after December 15, 2018. The application of ASU 2017-08 did not have a significant impact on the Fund’s financial statements.

8.Significant Events. In the beginning of 2020, there was an outbreak of the novel corona virus (COVID 19) which has impacted the financial markets and the global economy as a whole. The outbreak of COVID 19 is still ongoing and the magnitude and impact on the financial markets is highly uncertain and cannot be predicted. The effect of this impact may adversely impact the future carrying value of investments and results of operations of the Fund.

There are no other significant events to report as they relate to the Fund.

42

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

9.Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2020 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	43

BBH LIMITED DURATION FUND

DISCLOSURE OF FUND EXPENSES

October 31, 2020 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2020 to October 31, 2020).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

44

BBH LIMITED DURATION FUND

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2020 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020[1]
Class N
Actual	$1,000	$1,035	$1.79
Hypothetical[2]	$1,000	$1,023	$1.78

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020[1]
Class I
Actual	$1,000	$1,036	$1.40
Hypothetical[2]	$1,000	$1,024	$1.39

________________

[1]

Expenses are equal to the Fund’s annualized expense ratio of 0.35% and 0.27% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

FINANCIAL STATEMENTS OCTOBER 31, 2020	45

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST

October 31, 2020 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-Adviser have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and the Sub-Adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-Adviser and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-Adviser manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients’ accounts may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-Adviser

46

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub- Adviser, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Sub-adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-Adviser. The Sub-Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

FINANCIAL STATEMENTS OCTOBER 31, 2020	47

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Cross Trades. Under certain circumstances, the Investment Adviser and/or the Sub-adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser or the Sub-adviser. Subject to applicable law and regulation, BBH, the Investment Adviser or the Sub-adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser or the Sub-adviser’s clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or the Sub-adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser or the Sub-adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or the Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that the Sub-Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

48

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal

FINANCIAL STATEMENTS OCTOBER 31, 2020	49

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

50

BBH LIMITED DURATION FUND

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2020 (unaudited)

The qualified investment income (“QII”) percentage for the year ended October 31, 2020 was 81.76%. In January 2021, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2020. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

FINANCIAL STATEMENTS OCTOBER 31, 2020	51

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018-present).	7	None.

52

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

FINANCIAL STATEMENTS OCTOBER 31, 2020	53

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Keith M. Kelley 140 Broadway New York, NY 10005 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014 – February 2016).

54

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. in 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

FINANCIAL STATEMENTS OCTOBER 31, 2020	55

BBH LIMITED DURATION FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

October 31, 2020 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust met on March 11, 2020 to review the liquidity risk management program (the “Program”) applicable to the funds of BBH Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the Funds, as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with an annual report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness of the Program. The Report covered the period from June 1, 2019 through January 31, 2020.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that no Fund has approached the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum as provided for in the Liquidity Rule to any of the Funds.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Program reporting period, the Program Administrator reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Program reporting period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

56

BBH LIMITED DURATION FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

October 31, 2020 (unaudited)

There were no material changes to the Program during the reporting period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the reporting period.

FINANCIAL STATEMENTS OCTOBER 31, 2020	57

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com
By E-mail send your request to:
On the internet:

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2020

BBH Intermediate Municipal Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2020

BBH Intermediate Municipal Bond Fund (the “Fund”) Class I produced a total return of 4.18% (net of fees and expenses) for the twelve-month period ending October 31, 2020 as compared to the benchmark Barclays Capital 1-15 Year Municipal Index1 which had a return of 3.66%.

The objective of the Intermediate Municipal Bond Fund is to provide maximum total return with an emphasis on current income, consistent with the preservation of capital and prudent investment management. We seek to achieve this objective by investing in a limited number of durable credits with attractive return potential. Our objective and strategy have remained the same since we launched the Fund on April 1, 2014. We are excited that the Fund’s net assets nearly doubled during the twelve-month period and ended October just under $750mm. We were fortunate to have received net inflows each month of the fiscal year, which provided valuable resources to invest throughout the pandemic.

In the Municipal market, valuations are often disconnected from their underlying fundamentals, particularly during periods of heightened market volatility. As the Fund’s fiscal year began, Municipal yields had declined significantly as had credit spreads. Buoyed by strong municipal mutual fund inflows, this trend continued through February. When the COVID crisis began in March, the U.S. experienced an unprecedented shock. The Municipal market suffered extreme volatility, worse than that during the Global Financial Crisis. Investors fled for the safety of cash, leading municipal mutual funds to experience multiple weeks of record redemptions. Municipal yields and credit spreads jumped, creating the most attractive valuations we had seen in quite some time. Strong responses from the Federal Government and the Federal Reserve helped restore more orderly markets. As investors regained confidence and re-entered the market, Municipals have been recovering since the Spring.

For the twelve-month period, intermediate-maturity tax-exempt interest rates decreased 60 to 90 basis points2 and, in a reversal of the prior year, the performance of lower-rated bonds significantly lagged those of securities with better ratings. The Fund’s high-quality orientation in securities that fund essential services or critical infrastructure benefited performance and helped the Fund remain resilient in the face of the pandemic.

We invest our portfolios from the bottom-up and have continued to identify more opportunities in Revenue Bonds than in General Obligation issues (GO). As of October 31, 2020, the Fund held approximately 65% in Revenue Bonds and the 35% balance in GOs. Similar to last year, within the Revenue sector, we have found significant opportunities in State Housing Finance Authority (HFA) bonds, which comprised 21% of Fund assets at the end of the fiscal year.

The credits in which we invest possess layers of protection that serve as margins of safety. Since the onset of the pandemic we have been attracted to the credit strengths of States and bonds that are supported or backed by state-level revenues. These bonds benefit from many of the same credit strengths as State GO debt but are often available at much higher yields. Our large exposures to states, state-supported school districts, state housing finance authorities, and state-level dedicated tax bonds form the core of our Fund’s strategy.

________________

A Durable Credit is a credit instrument which, in our analysis, is likely to make full repayment of principal through a wide variety of economic scenarios.

A margin of safety exists when the additional yield offers, in BBH's view, compensation for the potential credit, liquidity and inherent price volatility of that type of security and it is therefore more likely to outperform an equivalent maturity Treasury instrument over a 3-5 year horizon.

2

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

Beyond traditional credit opportunities, we have also actively invested in bonds with non-standard coupon structures, including floating rate securities and zero-coupon bonds (zeros). As of October 31st, excluding cash equivalents, the Fund held about 10% in floating rate securities and 16% in zeros. We also found attractive opportunities in lower coupon callable debt.

As of this writing, COVID-19 infections are rising rapidly. Although we are optimistic about the progress of several vaccines, we are concerned about the ongoing health and economic risks wrought by the virus. High quality yields now reside at or near historic lows, constraining our opportunity set. The combination of rising risks and lower compensation make us cautious. Looking forward, we see a wide range of potential economic and market outcomes and, as a result, we will continue to evaluate new opportunities patiently and conservatively.

Thank you for your continued confidence and stay well.

________________

There is no assurance the objective will be achieved. Holdings are subject to change.
Non-standard coupon securities are floating rate notes or lower coupon notes.
A floating-rate security has a variable interest rate.
[1]

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Capital Municipal Bond Index, a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market. One cannot invest directly in an index.

[2] One “basis point” or “bp” is 1/100th of a percent (0.01% or 0.0001).

FINANCIAL STATEMENTS OCTOBER 31, 2020	3

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

Growth of $10,000 Invested in BBH Intermediate Municipal Bond

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception (April 1, 2014) to October 31, 2020 as compared to the BMBB.

The annualized gross expense ratios as shown in the February 28, 2020 prospectus for Class N and Class I shares were 0.77% and 0.50%, respectively. The annualized gross expense ratios for the year ended 10/31/2020 for Class N and Class I shares were 0.71% and 0.47%, respectively. The annualized gross expense ratios for the year ended 10/31/2020 for Class N and Class I shares were 0.71% and 0.47%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

________________

[1]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Municipal Bond 1-15 Year Blend (1-17) Index (“BMBB”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BMBB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

4

BBH INTERMEDIATE MUNICIPAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Intermediate Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Intermediate Municipal Bond Fund (the “Fund”), one of the funds within BBH Trust, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

FINANCIAL STATEMENTS OCTOBER 31, 2020	5

BBH INTERMEDIATE MUNICIPAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

6

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO ALLOCATION

October 31, 2020

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Municipal Bonds	$765,655,640	102.4%
Liabilities in Excess of Other Assets	(17,764,863)	(2.4)
NET ASSETS	$747,890,777	100.0%

All data as of October 31, 2020. The Fund’s security type diversification is expressed as a percentage of net assets and may vary over time.

CREDIT QUALITY

	U.S. $ Value	Percent of Total Investments
AAA	$217,483,624	28.4%
AA	328,056,995	42.8
A	160,240,286	20.9
BBB	47,205,240	6.2
SP-1	7,674,545	1.0
SP-2	4,994,950	0.7
TOTAL INVESTMENTS	$765,655,640	100.0%

All data as of October 31, 2020. The Fund’s credit quality is expressed as a percentage of total investments and may vary over time. Ratings are provided by Standard and Poor’s (S&P). Where S&P ratings are not available, they are substituted with Moody’s. S&P and Moody’s are independent third parties.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	7

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (102.4%)
	Alabama (0.0%)
$150,000	Alabama 21st Century Authority, Revenue Bonds.	06/01/21	5.000%	$154,066
	Total Alabama			154,066
	Arizona (0.3%)
2,250,000	Coconino County Pollution Control Corp., Revenue Bonds[1,2]	09/01/32	1.875	2,263,612
205,000	Salt Verde Financial Corp., Revenue Bonds	12/01/22	5.250	222,612
	Total Arizona			2,486,224
	California (13.2%)
510,000	Anaheim City School District, General Obligation Bonds, NPFG[3]	08/01/24	0.000	493,282
1,000,000	Anaheim City School District, General Obligation Bonds, NPFG[3]	08/01/26	0.000	934,440
1,040,000	Anaheim City School District, General Obligation Bonds, AGM, NPFG[3]	08/01/28	0.000	926,276
2,140,000	Anaheim City School District, General Obligation Bonds, AGM, NPFG[3]	08/01/29	0.000	1,849,945
750,000	Anaheim Public Financing Authority, Revenue Bonds, AGM[3]	09/01/30	0.000	624,705
3,000,000	Bay Area Toll Authority, Revenue Bonds	04/01/54	5.000	3,482,610
4,375,000	Burbank Unified School District, General Obligation Bonds, NPFG[3]	08/01/23	0.000	4,280,981
6,550,000	Burbank Unified School District, General Obligation Bonds, NPFG[3]	08/01/24	0.000	6,340,007
6,060,000	California Infrastructure & Economic Development Bank, Revenue Bonds (1-Month USD-LIBOR + 0.330%)[2]	10/01/47	0.434	6,066,181
1,185,000	California Pollution Control Financing Authority, Revenue Bonds[1,2].	11/01/40	3.125	1,305,681
1,040,000	Chaffey Joint Union High School District, General Obligation Bonds[3]	08/01/33	0.000	766,875
2,025,000	Chula Vista Elementary School District, Revenue Bonds[3]	08/01/23	0.000	2,003,839
2,000,000	Coast Community College District, General Obligation Bonds[3]	08/01/35	0.000	1,385,320
1,015,000	Downey Unified School District, General Obligation Bonds[3]	08/01/33	0.000	741,640
1,000,000	Downey Unified School District, General Obligation Bonds[3]	08/01/35	0.000	667,310
1,400,000	Glendale Community College District, General Obligation Bonds[3]	08/01/32	0.000	1,081,836

The accompanying notes are an integral part of these financial statements.

8

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	California (continued)
$1,250,000	Glendale Community College District, General Obligation Bonds[3]	08/01/33	0.000%	$925,638
1,100,000	Glendale Community College District, General Obligation Bonds[3]	08/01/35	0.000	756,404
3,870,000	Glendale Community College District, General Obligation Bonds[3]	08/01/36	0.000	2,561,553
1,040,000	Golden State Tobacco Securitization Corp., Revenue Bonds, AGM[3]	06/01/25	0.000	1,000,324
5,500,000	Golden State Tobacco Securitization Corp., Revenue Bonds, AMBAC[3]	06/01/27	0.000	5,049,825
1,000,000	Grossmont Healthcare District, General Obligation Bonds, AMBAC[3]	07/15/30	0.000	852,770
1,100,000	La Mesa-Spring Valley School District, General Obligation Bonds, NPFG[3]	08/01/26	0.000	1,037,916
1,660,000	Lake Tahoe Unified School District, General Obligation Bonds, NPFG[3]	08/01/27	0.000	1,540,430
1,110,000	Lake Tahoe Unified School District, General Obligation Bonds, NPFG[3]	08/01/30	0.000	951,081
725,000	Long Beach Bond Finance Authority, Revenue Bonds	11/15/22	5.250	790,895
680,000	Long Beach Bond Finance Authority, Revenue Bonds (3-Month USD-LIBOR + 1.450%)[2]	11/15/27	1.638	685,120
1,000,000	Monterey Peninsula Community College District, General Obligation Bonds[3]	08/01/29	0.000	844,530
4,000,000	Newark Unified School District, General Obligation Bonds, AGM[3]	08/01/25	0.000	3,863,880
9,105,000	Northern California Gas Authority No 1, Revenue Bonds (3-Month USD-LIBOR + 0.720%)[2]	07/01/27	0.871	9,017,046
1,725,000	Oak Grove School District, General Obligation Bonds[3]	08/01/31	0.000	1,477,928
1,030,000	Oak Grove School District, General Obligation Bonds[3]	08/01/32	0.000	872,832
1,050,000	Oak Park Unified School District, General Obligation Bonds, AGM[3]	08/01/28	0.000	946,754
975,000	Placer Union High School District, General Obligation Bonds, AGM[3]	08/01/30	0.000	822,588
775,000	Roseville Joint Union High School District, General Obligation Bonds, AGM[3]	08/01/30	0.000	660,835
1,035,000	Roseville Joint Union High School District, General Obligation Bonds[3]	08/01/33	0.000	712,121

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	9

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	California (continued)
$3,000,000	San Diego Unified School District, General Obligation Bonds[3]	07/01/37	0.000%	$1,694,250
1,600,000	San Mateo County Transportation Authority, Revenue Bonds[4]	11/02/20	0.080	1,600,000
1,000,000	Santa Ana Unified School District, General Obligation Bonds, NPFG[3]	08/01/24	0.000	967,220
11,000,000	Southern California Public Power Authority, Revenue Bonds[4]	11/02/20	0.070	11,000,000
5,000,000	State of California, General Obligation Bonds	11/01/28	5.000	6,590,800
4,000,000	State of California, General Obligation Bonds (1-Month USD-LIBOR + 0.760%)[2]	12/01/31	0.864	4,000,920
2,415,000	State of California, General Obligation Bonds	12/01/32	2.850	2,620,251
1,000,000	Ukiah Unified School District, General Obligation Bonds, NPFG[3]	08/01/24	0.000	972,280
1,040,000	Windsor Unified School District, General Obligation Bonds[3]	08/01/33	0.000	774,904
	Total California			98,542,023
	Colorado (1.0%)
2,300,000	Colorado Health Facilities Authority, Revenue Bonds[4]	11/02/20	0.110	2,300,000
1,734,159	Colorado Housing & Finance Authority, Revenue Bonds, GNMA	11/01/48	4.200	1,850,850
1,900,000	E-470 Public Highway Authority, Revenue Bonds, NPFG[3]	09/01/25	0.000	1,820,637
1,750,000	E-470 Public Highway Authority, Revenue Bonds, NPFG[3]	09/01/27	0.000	1,606,080
	Total Colorado			7,577,567
	Connecticut (5.1%)
1,135,000	Connecticut Housing Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	11/15/22	2.100	1,166,144
530,000	Connecticut Housing Finance Authority, Revenue Bonds	05/15/23	2.800	553,511
1,605,000	Connecticut Housing Finance Authority, Revenue Bonds[5]	05/15/26	1.150	1,592,401
1,070,000	Connecticut Housing Finance Authority, Revenue Bonds[5]	11/15/26	1.200	1,061,911
2,120,000	Connecticut Housing Finance Authority, Revenue Bonds[5]	05/15/27	1.350	2,103,252

The accompanying notes are an integral part of these financial statements.

10

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Connecticut (continued)
$1,000,000	Connecticut Housing Finance Authority, Revenue Bonds[5]	11/15/27	1.400%	$991,070
165,000	Connecticut Housing Finance Authority, Revenue Bonds	05/15/30	2.000	162,799
350,000	Connecticut Housing Finance Authority, Revenue Bonds	11/15/30	2.050	345,447
400,000	Connecticut Housing Finance Authority, Revenue Bonds	05/15/31	2.100	394,928
1,505,000	Connecticut Housing Finance Authority, Revenue Bonds	11/15/41	4.000	1,621,201
2,845,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds[1,2]	07/01/42	2.000	3,054,904
3,655,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds[1,2]	07/01/49	1.800	3,788,773
245,000	State of Connecticut, General Obligation Bonds (SIFMA Municipal Swap Index Yield + 0.900%)[2]	03/01/23	1.020	247,031
1,000,000	State of Connecticut, General Obligation Bonds (SIFMA Municipal Swap Index Yield + 0.990%)[2]	03/01/25	1.110	1,009,280
1,845,000	State of Connecticut, General Obligation Bonds	03/01/26	5.000	2,109,905
2,050,000	State of Connecticut Special Tax Revenue, Revenue Bonds	08/01/25	5.000	2,474,370
2,945,000	State of Connecticut Special Tax Revenue, Revenue Bonds	09/01/26	5.000	3,661,519
1,065,000	State of Connecticut Special Tax Revenue, Revenue Bonds	08/01/27	5.000	1,276,615
2,205,000	State of Connecticut Special Tax Revenue, Revenue Bonds	01/01/29	5.000	2,786,635
3,000,000	State of Connecticut Special Tax Revenue, Revenue Bonds	05/01/29	5.000	3,911,760
1,115,000	State of Connecticut Special Tax Revenue, Revenue Bonds	05/01/30	5.000	1,471,588
2,000,000	State of Connecticut Special Tax Revenue, Revenue Bonds	05/01/36	4.000	2,319,120
	Total Connecticut			38,104,164
	District of Columbia (1.1%)
1,000,000	District of Columbia, Revenue Bonds	03/01/27	5.000	1,273,210
5,000,000	District of Columbia, Revenue Bonds	10/01/28	5.000	6,601,650
	Total District of Columbia			7,874,860

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	11

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Florida (2.3%)
$1,015,000	County of Hillsborough Solid Waste & Resource Recovery Revenue, Revenue Bonds	09/01/24	5.000%	$1,179,390
1,135,000	Florida Housing Finance Corp., Revenue Bonds, FHLMC, FNMA, GNMA	07/01/49	4.000	1,238,194
4,540,000	Florida Housing Finance Corp., Revenue Bonds, FHLMC, FNMA, GNMA	01/01/50	4.250	5,032,272
1,750,000	State of Florida, General Obligation Bonds	06/01/26	5.000	2,185,330
2,125,000	State of Florida Lottery Revenue, Revenue Bonds.	07/01/25	5.000	2,577,455
3,675,000	State of Florida Lottery Revenue, Revenue Bonds.	07/01/27	5.000	4,594,669
	Total Florida			16,807,310
	Georgia (4.5%)
4,850,000	Development Authority of Burke County, Revenue Bonds[1,2]	10/01/32	2.250	5,021,399
5,000,000	Development Authority of Burke County, Revenue Bonds[1,2]	01/01/40	1.500	5,057,200
1,200,000	Development Authority of Burke County, Revenue Bonds[1,2]	11/01/45	3.000	1,253,688
2,290,000	Development Authority of Burke County, Revenue Bonds[1,2]	11/01/45	3.250	2,481,673
65,000	Georgia Municipal Electric Authority, Revenue Bonds, NPFG[1,2]	01/01/21	2.440	64,996
345,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/25	5.000	405,772
1,265,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/26	5.000	1,534,938
800,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/27	5.000	987,216
990,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/29	5.000	1,247,895
2,700,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/29	5.000	3,380,589
1,140,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/31	5.000	1,418,833
1,000,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/33	5.000	1,230,920
500,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/34	5.000	613,055
1,750,000	Monroe County Development Authority, Revenue Bonds	07/01/25	2.250	1,798,685

The accompanying notes are an integral part of these financial statements.

12

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Georgia (continued)
$3,500,000	Monroe County Development Authority, Revenue Bonds[1,2]	01/01/39	1.500%	$3,540,040
1,200,000	State of Georgia, General Obligation Bonds	02/01/25	5.000	1,439,244
1,710,000	State of Georgia, General Obligation Bonds	12/01/26	5.000	2,169,391
	Total Georgia			33,645,534
	Illinois (4.4%)
755,000	Chicago Transit Authority, Revenue Bonds	06/01/21	5.000	773,596
2,000,000	Chicago Transit Authority, Revenue Bonds	06/01/21	5.000	2,048,080
600,000	Illinois Finance Authority, Revenue Bonds[4]	11/02/20	0.090	600,000
2,000,000	Illinois Finance Authority, Revenue Bonds	08/15/27	5.000	2,532,980
2,000,000	Illinois Finance Authority, Revenue Bonds	08/15/28	5.000	2,580,980
1,805,000	Illinois Finance Authority, Revenue Bonds	08/15/29	5.000	2,365,037
2,990,000	Illinois Finance Authority, Revenue Bonds	07/15/32	3.000	3,198,493
1,285,000	Illinois Finance Authority, Revenue Bonds	08/15/32	5.000	1,681,320
2,000,000	Illinois Finance Authority, Revenue Bonds	08/15/34	5.000	2,587,500
2,470,000	Illinois Finance Authority, Revenue Bonds	08/15/36	4.000	2,882,885
95,000	Illinois Finance Authority, Revenue Bonds[1,2]	07/15/57	5.000	103,993
205,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/21	5.250	210,658
4,675,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/24	5.000	5,386,114
680,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/26	5.000	829,042
4,055,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/27	5.000	4,900,346
470,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/28	5.000	564,366
	Total Illinois			33,245,390

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	13

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Indiana (2.6%)
$1,665,000	Indiana Bond Bank, Revenue Bonds (3-Month USD-LIBOR + 0.970%)[2]	10/15/22	1.129%	$1,665,117
800,000	Indiana Finance Authority, Revenue Bonds[4]	11/02/20	0.110	800,000
2,000,000	Indiana Finance Authority, Revenue Bonds[1,2]	12/01/58	2.250	2,111,080
4,400,000	Indiana Housing & Community Development Authority, Revenue Bonds[4]	11/02/20	0.100	4,400,000
3,770,000	Indiana Housing & Community Development Authority, Revenue Bonds	01/01/49	3.750	4,207,207
1,580,000	Indiana Housing & Community Development Authority, Revenue Bonds, GNMA	07/01/22	5.000	1,694,945
1,565,000	Indiana Housing & Community Development Authority, Revenue Bonds, GNMA	01/01/23	5.000	1,709,465
2,470,000	Indiana Housing & Community Development Authority, Revenue Bonds, GNMA	07/01/49	3.250	2,684,149
	Total Indiana			19,271,963
	Iowa (0.7%)
595,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/46	4.000	630,141
4,160,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/50	3.750	4,647,677
	Total Iowa			5,277,818
	Kentucky (0.8%)
4,965,000	Kentucky Public Energy Authority, Revenue Bonds[1,2]	12/01/49	4.000	5,595,257
	Total Kentucky			5,595,257
	Louisiana (0.0%)
25,000	Tobacco Settlement Financing Corp., Revenue Bonds	05/15/22	5.000	26,701
	Total Louisiana			26,701

The accompanying notes are an integral part of these financial statements.

14

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Maryland (2.8%)
$1,125,000	County of Baltimore, General Obligation Bonds	02/01/26	5.000%	$1,392,750
2,200,000	County of Prince George's, General Obligation Bonds	07/15/26	5.000	2,758,932
3,500,000	County of Prince George's, General Obligation Bonds	09/15/27	5.000	4,524,730
135,000	State of Maryland, General Obligation Bonds	08/01/24	5.000	158,595
10,000,000	State of Maryland, General Obligation Bonds	03/15/25	5.000	12,023,200
	Total Maryland			20,858,207
	Massachusetts (3.7%)
1,805,000	Commonwealth of Massachusetts, Revenue Bonds, AGM[1,2]	06/01/22	3.443	1,845,576
11,865,000	Commonwealth of Massachusetts, General Obligation Bonds (3-Month USD-LIBOR + 0.550%)[2]	11/01/25	0.718	11,849,813
4,625,000	Commonwealth of Massachusetts, General Obligation Bonds	07/01/26	5.000	5,788,280
1,200,000	Commonwealth of Massachusetts, General Obligation Bonds	09/01/26	5.000	1,508,352
5,000,000	Massachusetts Clean Water Trust, Revenue Bonds[1,2]	08/01/23	3.900	5,093,150
1,000,000	Massachusetts Housing Finance Agency, Revenue Bonds	12/01/21	2.500	1,019,270
370,000	Massachusetts Housing Finance Agency, Revenue Bonds	06/01/34	3.300	396,078
485,000	Massachusetts Housing Finance Agency, Revenue Bonds	12/01/36	3.450	519,755
	Total Massachusetts			28,020,274
	Michigan (5.0%)
1,930,000	Brighton Area School District, General Obligation Bonds	05/01/33	3.000	2,117,905
2,385,000	Brighton Area School District, General Obligation Bonds	05/01/34	3.000	2,606,590

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	15

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Michigan (continued)
$115,000	Detroit City School District, General Obligation Bonds, BHAC, FGIC	05/01/25	5.250%	$128,327
110,000	Detroit City School District, General Obligation Bonds, AGM	05/01/27	5.250	137,886
5,025,000	Detroit City School District, General Obligation Bonds, AGM	05/01/29	5.250	6,558,932
5,350,000	Detroit City School District, General Obligation Bonds, AGM	05/01/29	6.000	6,752,770
1,550,000	Detroit City School District, General Obligation Bonds, AGM	05/01/30	5.250	2,058,974
3,675,000	Detroit City School District, General Obligation Bonds, AGM	05/01/32	5.250	4,981,132
1,195,000	Michigan Finance Authority, Revenue Bonds	05/01/28	5.000	1,464,186
1,235,000	Pontiac School District, General Obligation Bonds.	05/01/26	5.000	1,506,502
1,355,000	Pontiac School District, General Obligation Bonds.	05/01/27	5.000	1,682,178
1,480,000	Pontiac School District, General Obligation Bonds.	05/01/28	5.000	1,863,749
1,310,000	Pontiac School District, General Obligation Bonds.	05/01/29	5.000	1,665,757
1,240,000	Pontiac School District, General Obligation Bonds.	05/01/31	5.000	1,578,371
1,250,000	State of Michigan Trunk Line Revenue, Revenue Bonds	11/15/23	5.000	1,427,425
1,000,000	State of Michigan Trunk Line Revenue, Revenue Bonds	11/15/24	5.000	1,186,500
	Total Michigan			37,717,184
	Minnesota (4.0%)
40,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/27	3.350	42,158
445,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/27	3.400	469,591
995,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/28	1.750	1,023,447
1,148,181	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/47	2.930	1,191,995
1,391,787	Minnesota Housing Finance Agency, Revenue Bonds, FHA, FHLMC, FNMA, GNMA	01/01/49	3.600	1,461,321
3,637,514	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/49	3.450	3,807,640

The accompanying notes are an integral part of these financial statements.

16

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Minnesota (continued)
$1,326,280	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	06/01/49	3.150%	$1,385,220
6,569,930	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/50	2.470	6,698,372
1,000,000	Sartell-St Stephen Independent School District No 748, General Obligation Bonds[3]	02/01/33	0.000	731,980
6,655,000	Shakopee Independent School District No 720, General Obligation Bonds[3,5]	02/01/28	0.000	6,011,528
5,155,000	Shakopee Independent School District No 720, General Obligation Bonds[3,5]	02/01/29	0.000	4,534,596
2,250,000	St Paul Independent School District No 625, Certificates of Participation	02/01/32	2.000	2,298,015
	Total Minnesota			29,655,863
	Mississippi (0.1%)
1,000,000	Mississippi Business Finance Corp., Revenue Bonds[1,2]	03/01/27	2.200	1,042,490
	Total Mississippi			1,042,490
	Missouri (0.5%)
3,665,000	Missouri Housing Development Commission, Revenue Bonds, FHLMC, FNMA, GNMA	05/01/51	3.250	4,069,983
	Total Missouri			4,069,983
	Montana (0.2%)
1,435,000	Montana Board of Housing, Revenue Bonds	12/01/43	4.000	1,559,644
	Total Montana			1,559,644
	Nebraska (2.0%)
2,515,000	Central Plains Energy Project, Revenue Bonds	09/01/27	5.000	2,694,345
3,675,000	Central Plains Energy Project, Revenue Bonds[1,2]	03/01/50	5.000	4,116,992
1,650,000	Nebraska Investment Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/28	1.850	1,695,672
1,480,000	Nebraska Investment Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/28	1.900	1,522,328
1,710,000	Nebraska Investment Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/29	1.950	1,758,906
3,160,000	Nebraska Investment Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/49	4.000	3,471,386
	Total Nebraska			15,259,629
	Nevada (0.2%)
1,250,000	County of Clark, Revenue Bonds[1,2]	01/01/36	1.650	1,258,088
	Total Nevada			1,258,088

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	17

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New Hampshire (0.1%)
$1,000,000	New Hampshire Business Finance Authority, Revenue Bonds	08/01/24	3.125%	$1,064,960
	Total New Hampshire			1,064,960
	New Jersey (5.6%)
1,420,000	Holmdel Township School District, General Obligation Bonds	02/01/27	3.250	1,633,838
2,055,000	Mount Laurel Township Board of Education, General Obligation Bonds	09/01/22	2.500	2,117,862
2,075,000	Mount Laurel Township Board of Education, General Obligation Bonds	09/01/23	2.500	2,171,404
1,630,000	Mount Laurel Township Board of Education, General Obligation Bonds	09/01/24	2.500	1,732,087
3,830,000	New Jersey Economic Development Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 1.550%)[2]	09/01/27	1.670	3,784,921
4,700,000	New Jersey Economic Development Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 1.600%)[2]	03/01/28	1.720	4,650,838
2,200,000	New Jersey Economic Development Authority, Revenue Bonds[1,2]	11/01/34	1.200	2,229,062
3,350,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds[1,2]	07/01/45	5.000	4,102,778
3,235,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[3]	12/15/26	0.000	2,750,462
1,380,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[3]	12/15/28	0.000	1,086,626
4,355,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[3]	12/15/30	0.000	3,151,844
6,000,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[3]	12/15/31	0.000	4,163,460
2,760,000	New Jersey Turnpike Authority, Revenue Bonds (1-Month USD-LIBOR + 0.750%)[2]	01/01/30	0.854	2,761,739
1,375,000	Rumson Boro School District, General Obligation Bonds	07/15/33	2.000	1,391,569
1,750,000	Township of Ewing, General Obligation Bonds	08/01/27	3.000	1,955,135
1,750,000	Township of Ewing, General Obligation Bonds	08/01/29	2.000	1,814,365
	Total New Jersey			41,497,990

The accompanying notes are an integral part of these financial statements.

18

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New Mexico (0.7%)
$1,705,000	New Mexico Mortgage Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/49	4.000%	$1,876,676
3,050,000	New Mexico Mortgage Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/51	3.500	3,380,773
	Total New Mexico			5,257,449
	New York (3.9%)
5,000,000	Metropolitan Transportation Authority, Revenue Bonds	02/01/22	4.000	4,994,950
4,485,000	Metropolitan Transportation Authority, Revenue Bonds (1-Month USD-LIBOR + 0.820%)[2]	11/01/26	0.920	4,353,365
1,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds[4].	11/02/20	0.110	1,000,000
4,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds[5].	08/01/28	5.000	5,137,560
3,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds.	11/01/28	5.000	3,866,160
2,000,000	New York State Dormitory Authority, Revenue Notes	03/31/21	5.000	2,039,520
925,000	New York State Dormitory Authority, Revenue Bonds	02/15/24	5.000	1,062,640
5,000,000	New York State Urban Development Corp., Revenue Bonds	03/15/28	5.000	6,388,200
	Total New York			28,842,395
	North Carolina (3.0%)
2,315,000	County of New Hanover, Revenue Bonds	10/01/26	5.000	2,840,366
1,725,000	County of Wake, General Obligation Bonds	03/01/24	5.000	1,996,205
910,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/23	2.750	942,587
925,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/23	2.800	965,561
4,935,000	North Carolina Housing Finance Agency, Revenue Bonds, FNMA, GNMA	01/01/50	4.000	5,517,478
2,700,000	North Carolina Housing Finance Agency, Revenue Bonds	07/01/50	4.000	3,063,096

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	19

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	North Carolina (continued)
$1,570,000	State of North Carolina, General Obligation Bonds	06/01/24	5.000%	$1,835,566
2,000,000	State of North Carolina, General Obligation Bonds	06/01/27	5.000	2,573,800
2,225,000	State of North Carolina, General Obligation Bonds	06/01/32	2.000	2,335,182
	Total North Carolina			22,069,841
	North Dakota (1.0%)
2,200,000	North Dakota Housing Finance Agency, Revenue Bonds	07/01/32	2.800	2,344,870
4,795,000	North Dakota Housing Finance Agency, Revenue Bonds	07/01/49	4.250	5,335,444
	Total North Dakota			7,680,314
	Ohio (3.0%)
3,300,000	Ohio Higher Educational Facility Commission, Revenue Bonds[4]	11/02/20	0.100	3,300,000
2,000,000	Ohio Higher Educational Facility Commission, Revenue Bonds (1-Month USD-LIBOR + 0.420%)[2]	10/01/44	0.524	1,998,140
6,770,000	Ohio Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds	12/01/27	5.000	8,793,079
5,700,000	State of Ohio, Revenue Bonds[4]	11/02/20	0.110	5,700,000
2,195,000	State of Ohio, General Obligation Bonds	08/01/25	5.000	2,671,249
	Total Ohio			22,462,468
	Oklahoma (0.7%)
4,830,000	Oklahoma Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/49	4.000	5,406,992
	Total Oklahoma			5,406,992
	Oregon (6.0%)
5,400,000	Clackamas & Washington Counties School District No 3, General Obligation Bonds[3]	06/15/35	0.000	3,868,560
1,020,000	Clackamas County School District No 115, General Obligation Bonds[3]	06/15/27	0.000	948,763
1,670,000	Lane County School District No 1 Pleasant Hill, General Obligation Bonds[3]	06/15/27	0.000	1,562,586
1,445,000	Multnomah & Clackamas Counties School District No 10JT Gresham-Barlow, General Obligation Bonds[3]	06/15/32	0.000	1,119,268
3,905,000	Salem-Keizer School District No 24J, General Obligation Bonds[3]	06/15/25	0.000	3,787,342

The accompanying notes are an integral part of these financial statements.

20

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Oregon (continued)
$4,275,000	Salem-Keizer School District No 24J, General Obligation Bonds[3]	06/15/26	0.000%	$4,064,157
5,000,000	Salem-Keizer School District No 24J, General Obligation Bonds[3]	06/15/26	0.000	4,734,850
5,000,000	Salem-Keizer School District No 24J, General Obligation Bonds[3]	06/15/27	0.000	4,632,450
1,500,000	Salem-Keizer School District No 24J, General Obligation Bonds[3]	06/15/28	0.000	1,362,555
2,745,000	Salem-Keizer School District No 24J, General Obligation Bonds[3]	06/15/28	0.000	2,482,166
1,385,000	Salem-Keizer School District No 24J, General Obligation Bonds[3]	06/15/29	0.000	1,784,462
900,000	Salem-Keizer School District No 24J, General Obligation Bonds[3]	06/15/30	0.000	1,181,970
1,045,000	Salem-Keizer School District No 24J, General Obligation Bonds[3]	06/15/31	0.000	859,460
2,500,000	Salem-Keizer School District No 24J, General Obligation Bonds[3]	06/15/31	0.000	3,248,450
1,000,000	Salem-Keizer School District No 24J, General Obligation Bonds[3]	06/15/33	0.000	754,990
1,045,000	Salem-Keizer School District No 24J, General Obligation Bonds[3]	06/15/35	0.000	724,154
5,000,000	Umatilla County School District No 8R Hermiston, General Obligation Bonds[3]	06/15/32	0.000	3,991,450
2,225,000	Washington & Multnomah Counties School District No 48J Beaverton, General Obligation Bonds[3]	06/15/33	0.000	1,579,750
1,500,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[3]	06/15/31	0.000	1,184,685
1,055,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[3]	06/15/33	0.000	756,572
	Total Oregon			44,628,640
	Other Territory (0.3%)
2,445,000	FHLMC Multifamily VRD Certificates, Revenue Bonds[6]	05/15/27	2.304	2,586,443
	Total Other Territory			2,586,443

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	21

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Pennsylvania (4.0%)
$150,000	Allegheny County Airport Authority, Revenue Bonds, FGIC	01/01/22	5.000%	$157,733
85,000	Allegheny County Airport Authority, Revenue Bonds, FGIC	01/01/23	5.000	93,076
2,400,000	Lancaster County Hospital Authority, Revenue Bonds[4]	11/02/20	0.120	2,400,000
1,000,000	New Kensington-Arnold School District, General Obligation Bonds, BAM	05/15/28	2.500	1,079,790
1,225,000	North Penn Water Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.560%)[2]	11/01/24	0.680	1,217,258
5,500,000	School District of Philadelphia, Revenue Notes	06/30/21	4.000	5,635,025
2,000,000	School District of Philadelphia, General Obligation Bonds	09/01/23	5.000	2,240,740
525,000	School District of Philadelphia, General Obligation Bonds, AGM, FGIC	06/01/24	5.000	599,886
1,710,000	School District of Philadelphia, General Obligation Bonds	09/01/26	5.000	2,083,481
1,725,000	School District of Philadelphia, General Obligation Bonds	09/01/27	5.000	2,146,952
1,610,000	School District of Philadelphia, General Obligation Bonds	09/01/28	5.000	2,043,589
2,210,000	State Public School Building Authority, Revenue Bonds, AGM	06/01/32	5.000	2,654,011
6,255,000	State Public School Building Authority, Revenue Bonds, AGM	06/01/33	5.000	7,479,604
	Total Pennsylvania			29,831,145
	South Carolina (0.1%)
975,000	South Carolina State Housing Finance & Development Authority, Revenue Bonds	07/01/34	2.650	1,019,489
	Total South Carolina			1,019,489
	South Dakota (2.8%)
1,410,000	Educational Enhancement Funding Corp., Revenue Bonds	06/01/25	5.000	1,559,587
3,785,000	Educational Enhancement Funding Corp., Revenue Bonds	06/01/26	5.000	4,171,827
1,500,000	South Dakota Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	11/01/32	3.400	1,617,810
610,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/44	4.000	640,531

The accompanying notes are an integral part of these financial statements.

22

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	South Dakota (continued)
$2,845,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/48	4.500%	$3,197,239
3,095,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/49	4.000	3,477,728
5,420,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/50	3.750	6,061,240
	Total South Dakota			20,725,962
	Tennessee (1.6%)
2,485,000	Clarksville Natural Gas Acquisition Corp., Revenue Bonds	12/15/21	5.000	2,602,143
3,195,000	Tennessee Housing Development Agency, Revenue Bonds	01/01/47	3.500	3,371,556
4,995,000	Tennessee Housing Development Agency, Revenue Bonds	07/01/50	3.500	5,593,451
	Total Tennessee			11,567,150
	Texas (9.1%)
910,000	City of Houston Airport System Revenue, Revenue Bonds	07/01/24	5.000	1,047,255
1,170,000	City of Houston Airport System Revenue, Revenue Bonds	07/01/25	5.000	1,388,111
1,150,000	City of Houston Airport System Revenue, Revenue Bonds	07/01/30	5.000	1,476,680
1,000,000	City of Houston Airport System Revenue, Revenue Bonds	07/01/31	5.000	1,272,820
1,000,000	City of Houston Airport System Revenue, Revenue Bonds	07/01/34	5.000	1,246,420
500,000	City of San Antonio Electric & Gas Systems Revenue, Revenue Bonds[1,2]	02/01/48	2.750	522,500
5,250,000	Conroe Independent School District, General Obligation Bonds[5]	02/15/27	5.000	6,639,045
2,000,000	Fort Bend Independent School District, General Obligation Bonds	08/15/28	5.000	2,624,520
1,000,000	Hays Consolidated Independent School District, General Obligation Bonds	02/15/27	5.000	1,256,880
3,455,000	Leander Independent School District, General Obligation Bonds[3]	08/15/29	0.000	2,572,109
1,025,000	Love Field Airport Modernization Corp., Revenue Bonds	11/01/25	5.000	1,212,411
2,000,000	Round Rock Independent School District, General Obligation Bonds	08/01/34	2.750	2,124,280

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	23

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Texas (continued)
$1,000,000	State of Texas, General Obligation Bonds	08/01/26	5.000%	$1,243,990
1,985,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	09/01/33	3.350	2,133,041
2,910,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	09/01/34	2.700	3,088,267
3,675,832	Texas Department of Housing & Community Affairs, Revenue Bonds, FNMA	03/01/35	3.400	3,973,685
1,350,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	09/01/35	2.150	1,365,728
6,638,637	Texas Department of Housing & Community Affairs, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/47	2.835	6,898,274
1,065,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	03/01/50	4.000	1,215,974
10,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/20	5.250	10,053
510,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/21	5.250	535,454
7,870,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds (3-Month USD-LIBOR + 0.700%)[2]	12/15/26	0.868	7,811,369
4,570,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/26	6.250	5,350,282
4,185,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.550%)[2]	09/15/27	0.670	4,175,375
4,175,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month USD-LIBOR + 0.690%)[2]	09/15/27	0.855	4,134,711
655,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month USD-LIBOR + 0.870%)[2]	09/15/27	1.038	653,965
1,000,000	Wylie Independent School District, General Obligation Bonds[3]	08/15/24	0.000	981,540
1,000,000	Wylie Independent School District, General Obligation Bonds[3]	08/15/25	0.000	972,060
	Total Texas			67,926,799

The accompanying notes are an integral part of these financial statements.

24

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Virginia (3.4%)
$1,755,000	City of Virginia Beach, General Obligation Bonds.	04/01/25	5.000%	$2,111,739
2,005,000	County of Arlington, General Obligation Bonds	08/15/25	5.000	2,460,416
1,215,000	County of Arlington, General Obligation Bonds	08/15/30	2.500	1,308,968
6,040,000	Virginia College Building Authority, Revenue Bonds	09/01/27	5.000	7,796,130
1,835,000	Virginia College Building Authority, Revenue Bonds	02/01/28	5.000	2,382,362
5,000,000	Virginia Commonwealth Transportation Board, Revenue Bonds	05/15/24	5.000	5,814,300
2,300,000	Virginia Housing Development Authority, Revenue Bonds	01/01/23	2.740	2,389,401
1,205,000	Virginia Public School Authority, Revenue Bonds	08/01/26	5.000	1,505,949
	Total Virginia			25,769,265
	Washington (1.2%)
425,000	Port of Seattle, Revenue Bonds	06/01/27	3.750	449,501
1,050,000	State of Washington, General Obligation Bonds	08/01/26	5.000	1,313,582
1,330,000	State of Washington, General Obligation Bonds, NPFG[3]	06/01/30	0.000	1,153,855
200,000	Washington State Housing Finance Commission, Revenue Bonds	06/01/44	3.500	205,662
1,955,000	Washington State Housing Finance Commission, Revenue Bonds, FHLMC, FNMA, GNMA	12/01/47	4.000	2,051,342
4,000,000	Washington State Housing Finance Commission, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.550%)[2]	12/01/48	0.670	4,008,440
	Total Washington			9,182,382
	Wisconsin (0.9%)
300,000	County of Milwaukee Airport Revenue, Revenue Bonds	12/01/28	5.250	334,989
1,800,000	Public Finance Authority, Revenue Bonds[1,2]	07/01/29	2.000	1,813,050
4,500,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds[4]	11/02/20	0.110	4,500,000
	Total Wisconsin			6,648,039

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	25

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Wyoming (0.5%)
$3,120,000	Wyoming Community Development Authority, Revenue Bonds	12/01/48	4.000%	$3,437,678
	Total Wyoming			3,437,678
	Total Municipal Bonds
	(Cost $734,934,655)			765,655,640

TOTAL INVESTMENTS (Cost $734,934,655)[7]	102.4%	$765,655,640
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.4)%	(17,764,863)
NET ASSETS	100.00%	$747,890,777
_______________________
[1]	This variable rate security is based on a predetermined schedule and the rate at period end also represents the reference rate at period end.
[2]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2020 coupon or interest rate.
[3]	Security issued with zero coupon. Income is recognized through accretion of discount.
[4]

Variable rate demand note. The maturity date reflects the demand repayment dates. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the coupon or interest rate as of October 31, 2020.

[5]	Represent a security purchased on a when-issued basis.
[6]

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2020 was $ 2,586,443 or 0.3% of net assets. Unless otherwise noted, these securities are not considered illiquid.

[7]

The aggregate cost for federal income tax purposes is $734,936,188, the aggregate gross unrealized appreciation is $31,219,525 and the aggregate gross unrealized depreciation is $500,073, resulting in net unrealized appreciation of $30,719,452.

The accompanying notes are an integral part of these financial statements.

26

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Abbreviations:
AGM - Assured Guaranty Municipal Corporation.
AMBAC - AMBAC Financial Group, Inc.
BAM - Build America Mutual.
BHAC - Berkshire Hathaway Assurance Corporation.
FGIC - Financial Guaranty Insurance Company.
FHA - Federal Housing Administration.
FHLMC - Federal Home Loan Mortgage Corporation.
FNMA - Federal National Mortgage Association.
GNMA - Government National Mortgage Association.
LIBOR - London Interbank Offered Rate.
NPFG - National Public Finance Guarantee Corporation.
SIFMA - Securities Industry and Financial Markets Association.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	27

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

28

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include municipal bonds, investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2020
Municipal Bonds*	$—	$765,655,640	$—	$765,655,640
Total Investment, at value	$—	$765,655,640	$—	$765,655,640
_______________________
*	For geographical breakdown of municipal bond investments, refer to the Portfolio Investments.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	29

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS:
Investments in securities, at value (Cost $734,934,655)	$765,655,640
Cash	23,928
Receivables for:
Shares sold	5,798,457
Interest	5,360,400
Investment advisory and administrative fee waiver reimbursement	4,652
Prepaid assets	664
Total Assets	776,843,741
LIABILITIES:
Payables for:
Investments purchased	28,026,422
Shares redeemed	486,186
Investment advisory and administrative fees	245,913
Professional fees	71,638
Dividends declared	59,196
Custody and fund accounting fees	28,938
Shareholder servicing fees	15,350
Transfer agent fees	3,228
Distribution fees	725
Accrued expenses and other liabilities	15,368
Total Liabilities	28,952,964
NET ASSETS	$747,890,777
Net Assets Consist of:
Paid-in capital	$716,354,796
Retained earnings	31,535,981
Net Assets	$747,890,777

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($91,713,891 ÷ 8,364,973 shares outstanding)	$10.96
CLASS I SHARES
($656,176,886 ÷ 59,898,515 shares outstanding)	$10.95

The accompanying notes are an integral part of these financial statements.

30

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2020

NET INVESTMENT INCOME:
Income:
Interest income	$12,116,826
Other income	203
Total Income	12,117,029
Expenses:
Investment advisory and administrative fees	2,175,764
Shareholder servicing fees	133,547
Custody and fund accounting fees	108,445
Professional fees	84,461
Registration fees	81,196
Board of Trustees’ fees	58,488
Transfer agent fees	37,464
Distribution fees	725
Miscellaneous expenses	57,316
Total Expenses	2,737,406
Investment advisory and administrative fee waiver	(41,531)
Net Expenses	2,695,875
Net Investment Income	9,421,154

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	882,684
Net change in unrealized appreciation/(depreciation) on investments in securities	15,478,840
Net Realized and Unrealized Gain	16,361,524
Net Increase in Net Assets Resulting from Operations	$25,782,678

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	31

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2020	2019
INCREASE IN NET ASSETS:
Operations:
Net investment income	$9,421,154	$6,962,982
Net realized gain on investments in securities	882,684	1,944,789
Net change in unrealized appreciation/(depreciation) on investments in securities	15,478,840	16,257,303
Net increase in net assets resulting from operations	25,782,678	25,165,074
Dividends and distributions declared:
Class N	(1,300,344)	(926,059)
Class I	(9,979,557)	(6,267,068)
Total dividends and distributions declared	(11,279,901)	(7,193,127)
Share transactions:
Proceeds from sales of shares*	429,297,126	235,768,201
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	3,707,156	2,145,264
Proceeds from short-term redemption fees	2,857	660
Cost of shares redeemed*	(88,067,119)	(30,569,515)
Net increase in net assets resulting from share transactions	344,940,020	207,344,610
Total increase in net assets	359,442,797	225,316,557
NET ASSETS:
Beginning of year	388,447,980	163,131,423
End of year	$747,890,777	$388,447,980
_______________________
*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

32

BBH INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.76	$10.15	$10.48	$10.56	$10.29
Income from investment operations:
Net investment income[1]	0.17	0.21	0.21	0.22	0.18
Net realized and unrealized gain (loss)	0.25	0.62	(0.23)	0.11	0.29
Total income (loss) from investment operations	0.42	0.83	(0.02)	0.33	0.47
Less dividends and distributions:
From net investment income	(0.17)	(0.21)	(0.21)	(0.26)	(0.18)
From net realized gains	(0.05)	(0.01)	(0.10)	(0.15)	(0.02)
Total dividends and distributions	(0.22)	(0.22)	(0.31)	(0.41)	(0.20)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$10.96	$10.76	$10.15	$10.48	$10.56
Total return	4.00%	8.21%	(0.26)%	3.20%	4.64%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$92	$54	$34	$16	$23
Ratio of expenses to average net assets before reductions	0.71%	0.77%	0.91%	1.05%	1.03%
Fee waiver	0.06%[3]	0.12%[3]	0.26%[3]	0.40%[3]	0.38%[3]
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.58%	2.01%	2.07%	2.16%	1.73%
Portfolio turnover rate	32%	104%	146%	125%	77%
Portfolio turnover rate[5]	19%	32%	52%	64%	40%

____________

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]

The ratio of expenses to average net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.65%. The agreement is effective for period beginning on April 1, 2014 and will terminate on March 1, 2021, unless it is renewed by all parties to the agreement. For the years ended October 31, 2020, 2019, 2018, 2017 and 2016, the waived fees were $41,531, $55,422, $63,024, $78,871 and $92,199, respectively.

[4]	Less than 0.01%.
[5]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	33

BBH INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.75	$10.14	$10.47	$10.55	$10.28
Income from investment operations:
Net investment income[1]	0.19	0.23	0.23	0.25	0.20
Net realized and unrealized gain (loss)	0.25	0.61	(0.24)	0.09	0.29
Total income (loss) from investment operations	0.44	0.84	(0.01)	0.34	0.49
Less dividends and distributions:
From net investment income	(0.19)	(0.22)	(0.22)	(0.27)	(0.20)
From net realized gains	(0.05)	(0.01)	(0.10)	(0.15)	(0.02)
Total dividends and distributions	(0.24)	(0.23)	(0.32)	(0.42)	(0.22)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]
Net asset value, end of year	$10.95	$10.75	$10.14	$10.47	$10.55
Total return	4.18%	8.38%	(0.12)%	3.36%	4.80%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$656	$334	$129	$71	$66
Ratio of expenses to average net assets before reductions	0.47%	0.50%	0.62%	0.69%	0.68%
Fee waiver	0.00%[3,4]	0.00%[3,4]	0.12%[3]	0.19%[3]	0.18%[3]
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Ratio of expenses to average net assets after reductions	0.47%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.75%	2.17%	2.23%	2.46%	1.88%
Portfolio turnover rate	32%	104%	146%	125%	77%
Portfolio turnover rate[5]	19%	32%	52%	64%	40%

____________

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]

The ratio of expenses to average net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.50%. The agreement is effective for period beginning on April 1, 2014 and will terminate on March 1, 2021, unless it is renewed by all parties to the agreement. For the years ended October 31, 2020, 2019, 2018, 2017 and 2016, the waived fees were $—, $6,608, $111,441, $123,485 and $121,168, respectively.

[4]	Less than 0.01%
[5]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

34

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2020

1. Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on April 1, 2014 and offers two share classes, Class N and Class I. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. The investment objective of the Fund is to protect investor’s capital and generate attractive risk-adjusted returns. As of October 31, 2020, there were seven series of the Trust.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A. Valuation of Investments. Prices of municipal bonds are provided by an external pricing service approved by the Fund’s Board of Trustees (the “Board”). These securities are generally classified as Level 2. The evaluated vendor pricing is based on methods that may include consideration of the following: yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

 Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B. Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

FINANCIAL STATEMENTS OCTOBER 31, 2020	35

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

C. Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D. Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

 The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2020, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E. Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $1,300,344 and $9,979,557 to Class N and Class I shareholders, respectively, during the year ended October 31, 2020. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purpose.

36

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

The tax character of distributions paid during the years ended October 31, 2020 and 2019, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax exempt income	Tax return of capital	Total distributions paid
2020:	$1,789,349	$118,951	$1,908,300	$9,371,601	$—	$11,279,901
2019:	26,771	252,349	279,120	6,914,007	—	7,193,127

As of October 31, 2020 and 2019, respectively, the components of retained earnings/(accumulated deficit) were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Undistributed tax-exempt income	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2020:	$191,668	$602,567	$22,294	$—	$(1,533)	$30,720,985	$31,535,981
2019:	1,734,251	117,366	22,204	—	(2,775)	15,242,145	17,113,191

The Fund did not have a net capital loss carryforward at October 31, 2020.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F.Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

FINANCIAL STATEMENTS OCTOBER 31, 2020	37

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

3. Fees and Other Transactions with Affiliates.

A. Investment Advisory and Administrative Fees. Effective April 1, 2014 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.40% of the Fund’s average daily net assets. For the year ended October 31, 2020, the Fund incurred $2,175,764 under the Agreement.

B. Investment Advisory and Administrative Fee Waiver. Effective April 1, 2014 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N and Class I to 0.65% and 0.50%, respectively. The agreement will terminate on March 1, 2021, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2020, the Investment Adviser waived fees in the amount of $41,531 and $0 for Class N and Class I, respectively.

C. Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2020, Class N shares of the Fund incurred $133,547 in shareholder servicing fees.

D. Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2020, the Fund incurred $108,445 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the revised agreement for the year ended October 31, 2020 was $1,938. This amount is included in “Interest income” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2020 was $1,133. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

38

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

E. Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2020, the Fund incurred $58,488 in independent Trustee compensation and expense reimbursements.

F. Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.Investment Transactions. For the year ended October 31, 2020, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, was $506,486,232 and $171,707,823, respectively.

5.Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:

	For the year ended October 31, 2020		For the year ended October 31, 2019
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	5,598,508	$60,922,314	2,613,287	$27,515,420
Shares issued in connection with reinvestments of dividends	119,749	1,297,371	87,252	923,281
Proceeds from short-term redemption fees	N/A	2,422	N/A	306
Shares redeemed	(2,416,961)	(26,142,859)	(1,016,178)	(10,657,541)
Net increase	3,301,296	$36,079,248	1,684,361	$17,781,466
Class I
Shares sold	34,364,204	$368,374,812	20,123,983	$208,252,781
Shares issued in connection with reinvestments of dividends	222,188	2,409,785	115,417	1,221,983
Proceeds from short-term redemption fees	N/A	435	N/A	354
Shares redeemed	(5,743,724)	(61,924,260)	(1,892,297)	(19,911,974)
Net increase	28,842,668	$308,860,772	18,347,103	$189,563,144

FINANCIAL STATEMENTS OCTOBER 31, 2020	39

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2020 and 2019. Specifically:

During the year ended 2020, 994,055 shares of Class N were exchanged for 994,975 shares of Class I valued at $10,757,858.

During the year ended 2019, 19,044 shares of Class N were exchanged for 19,062 shares of Class I valued at $196,818.

6. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Additionally, in the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to redemption of securities by the issuer before maturity (call risk), failure of a counterparty to a transaction to perform (credit risk), changes in interest rates, higher volatility for securities with longer maturities (interest rate risk), difficulty in being able to purchase or sell a security (liquidity risk) and a significant position in municipal securities in a particular state (geographic risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Additionally, as the Fund’s exposure to similar municipal revenue sectors increases, the Fund will become more sensitive to adverse economic, business or political developments relevant to these sectors (municipal revenue sector risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; and political and regulatory events. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). While the Fund endeavors to purchase only bona fide tax exempt bonds, there is a risk that a bond may be reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders (taxation risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients may make up a large percentage of the Fund’s shareholders (shareholder concentration risk). LIBOR is scheduled to be phased out by 2021. The unavailability and/or discontinuation of LIBOR may affect the value, liquidity or return on certain fund investments that mature later than 2021 and may result in costs incurred in connection with closing out positions and entering into new positions. Any pricing adjustments to the fund’s

40

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value (LIBOR Transition Risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7. Recent pronouncements.

A. ASU 2017-08. In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for years, and interim periods within those years, beginning after December 15, 2018. The application of ASU 2017-08 did not have a significant impact on the Fund’s financial statements.

8.Significant Events. In the beginning of 2020, there was an outbreak of the novel corona virus (COVID 19) which has impacted the financial markets and the global economy as a whole. The outbreak of COVID 19 is still ongoing and the magnitude and impact on the financial markets is highly uncertain and cannot be predicted. The effect of this impact may adversely impact the future carrying value of investments and results of operations of the Fund.

There are no other significant events to report as they relate to the Fund.

9. Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2020 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	41

BBH INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF FUND EXPENSES

October 31, 2020 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

42

BBH INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2020 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020[1]
Class N
Actual	$1,000	$1,046	$3.34
Hypothetical[2]	$1,000	$1,022	$3.30

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020[1]
Class I
Actual	$1,000	$1,047	$2.41
Hypothetical[2]	$1,000	$1,023	$2.38

________________

[1]

Expenses are equal to the Fund’s annualized expense ratio of 0.65% and 0.47% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

FINANCIAL STATEMENTS OCTOBER 31, 2020	43

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST

October 31, 2020 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-Adviser have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and the Sub-Adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-Adviser and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-Adviser manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients’ accounts may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-Adviser

44

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub-Adviser, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Sub-adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-Adviser. The Sub-Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

FINANCIAL STATEMENTS OCTOBER 31, 2020	45

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Cross Trades. Under certain circumstances, the Investment Adviser and/or the Sub-adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser or the Sub-adviser. Subject to applicable law and regulation, BBH, the Investment Adviser or the Sub-adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser or the Sub-adviser’s clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or the Sub-adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser or the Sub-adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or the Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that the Sub-Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

46

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

FINANCIAL STATEMENTS OCTOBER 31, 2020	47

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

48

BBH INTERMEDIATE MUNICIPAL BOND FUND

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2020 (unaudited)

The Fund hereby designates $198,938 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

The qualified investment income (“QII”) percentage for the year ended October 31, 2020 was 100%. In January 2021, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2020. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

FINANCIAL STATEMENTS OCTOBER 31, 2020	49

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018-present).	7	None.

50

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

FINANCIAL STATEMENTS OCTOBER 31, 2020	51

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Keith M. Kelley 140 Broadway New York, NY 10005 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014- February 2016).

52

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

FINANCIAL STATEMENTS OCTOBER 31, 2020	53

BBH INTERMEDIATE MUNICIPAL BOND FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

October 31, 2020 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust met on March 11, 2020 to review the liquidity risk management program (the “Program”) applicable to the funds of BBH Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the Funds, as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with an annual report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness of the Program. The Report covered the period from June 1, 2019 through January 31, 2020.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that no Fund has approached the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum as provided for in the Liquidity Rule to any of the Funds.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Program reporting period, the Program Administrator reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Program reporting period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

54

BBH INTERMEDIATE MUNICIPAL BOND FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

October 31, 2020 (unaudited)

There were no material changes to the Program during the reporting period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the reporting period.

FINANCIAL STATEMENTS OCTOBER 31, 2020	55

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com
By E-mail send your request to:
On the internet:

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2020

BBH Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2020

During this fiscal year, the Fund witnessed the first widespread pandemic in the United States in 100 years, the worst month ever for credit in March, unprecedented purchasing of credit by the Federal Reserve in the second quarter, and record issuance of corporate debt through the remainder of the year. Despite the many surprises in market volatility, the firm guidance of our investment process and the long experience of our team were of enormous assistance in preserving and enhancing shareholder capital through the year, with returns of over 7.87% for the 12 months (I Shares). We are quite proud of how rapidly we repositioned, how consistently we followed our process, and the excellent results our active management continues to produce into the calendar year-end.

For the first four months of the fiscal year, November 2019 through February 2020, our valuation criteria made it very difficult to add credit exposure to the Fund. Compensation for credit was simply too meager, at levels that typically lead credit to underperform Treasuries. The cash and Treasury component of the Fund was over 25% from November through February. Spread duration, a risk measure we use of how sensitive the portfolio is to changes in “credit spreads” (the additional yield on credit instruments over a comparable-maturity Treasury), was around 2.6 years, as much of our credit was in shorter maturities.

________________

Spread Duration is the price sensitivity of a bond or portfolio of bonds to changes in spreads.
Spread or Option-Adjusted Spread (OAS) is the additional yield compared to a comparable duration Treasury.

2

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

Then, as Coronavirus cases began to spread in the U.S., and businesses began to close their doors, Credit spreads increased by 2.4%, or 240 “basis points” from March 4 to March 26th. At the low point around March 20, investment grade credit had underperformed Treasuries by nearly 15%, and ended the month more than 12% behind Treasuries. This underperformance exceeded even September of 2008, the month Lehman and AIG failed (-7.74%). Liquidity stress in short credit (under three years) was also intense. We now understand that banks were forced sellers, primarily of higher quality, short credit, as they struggled to keep required levels of liquidity while funding credit lines and repurchase agreements. Although the Federal Reserve’s unprecedented decision to backstop credit took all the headlines, their immediate decisions to provide unlimited funding to financial institutions, and suspend the liquidity regulations, constituted the most important actions to end the rout.

We went from an environment with few opportunities and a strong macroeconomic backdrop to an environment with lots of opportunities, but also many new and unknown risks. Both parts of our discipline, credit and valuation, worked well for us. We were clearly entering a potentially unprecedented stress test for travel and entertainment-related industries, as well as a challenging time for small businesses and unemployment.

Thanks to our underwriting process, we had already stress-tested each and every credit for a terrible economic environment, when we purchased it. That discipline and preparation helped us “hold our credits with strong hands”, avoiding selling and realizing price impairments. As the fiscal year ends, all but one of our holdings appear to be headed towards maturing at or above our original cost. Secondly, our valuation framework was telling us to buy more credit, and we did. As our long-term shareholders know, we are not typically a high turnover manager, but we were quite active traders in the Spring. Our purchases of credit in April and May were more than 10% of the Fund. By June, valuations had already recovered in many of the names we purchased, and we started to sell, for valuation, as much as we were buying, but the overall brisk pace of activity continued.

Record corporate issuance made it possible to buy large amounts of corporate credit. We nearly doubled the corporate spread duration of the Fund, and brought the total spread duration up to 4.3 years by August, where it has remained through the end of the Fiscal year. In the subsequent months, structured markets began to warm up again, and we were able to add higher yielding ABS and CMBS opportunities as well. The timely addition of these credit exposures through this year’s volatility is the primary contributors to the Fund’s performance of 8.05% (Class I) vs the Barcap Aggregate return of 6.35%. On October 31, the portfolio yield of the Fund was about 3.53%, made up of 2.95% of “spread”, defined as the incremental yield of the Fund's portfolio in excess of Treasuries of the same duration, and only 0.58% of Treasury yield. Going into February of 2020, the Fund’s portfolio yield was 2.94%, but made up of 1.4% of spread and 1.54% of Treasury-equivalent yield. By April, after Treasury yields had plummeted by more than 1%, the portfolio spread peaked at 3.8%. The very high spreads in the spring and summer gave us many opportunities to invest in higher yields for our shareholders, even as Treasury rates have substantially diminished as a source of yield.

________________

One “basis point” or “bp” is 1/100th of a percent (0.01% or 0.0001).

FINANCIAL STATEMENTS OCTOBER 31, 2020	3

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

Portfolio holdings and characteristics are subject to change.

Attribution figures are presented gross of fees. An investor’s returns will be reduced by fees incurred by the management of the Fund.

Past performance does not guarantee future results.

We note with satisfaction that our performance through this summer has put us in the 11th percentile of our competitive fund universe (Morningstar Intermediate Core-Plus Bond category) for the last twelve months. This is the third major pullback in credit markets since we incorporated this valuation framework into our process and began using it to guide our allocations to credit for all of our funds. Each of these episodes – the Euro Crisis of 2011-2012, the Energy Bust of 2014-2016, and the Pandemic of 2020, has been performance-enhancing and process-reinforcing for us. We feel more strongly than ever that focusing on purchasing durable credits only when they are available at attractive prices is the best way to preserve capital and enhance returns for our investors. Patience and holding out for our criteria fit constitute the arduous work of seeking to generate performance.

Looking forward, we find the markets becoming expensive again, although, as noted above, the portfolio still has excess yield we expect to earn either through further price appreciation or simply the passage of time. If markets continue in this direction, we may shed risk exposure in the Fund and possibly even enter another period like last Winter, where we must again be patient and selective to add value. On the other hand, the Treasury and the Fed seem somewhat at odds about credit support programs right now, even as we crest another pandemic wave. There may be more volatility, and opportunities, yet. We look forward to meeting whatever challenges come our way along with you.

We wish you all a Happy New Year, thank you for being a client, and hope to meet many of you, virtually or otherwise, in the coming months.

________________

Portfolio holdings and characteristics are subject to change.
A Durable Credit is a credit instrument which, in our analysis, is likely to make full repayment of principal through a wide variety of economic scenarios.

4

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

As of 10/31/2020, the BBH Income Fund Class I share was rated against 603 funds in the Intermediate Core-Plus Bond category for the last year. The Class I Share was ranked in the 11th percentile rankings for the period. Rankings are based on risk-adjusted return. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Growth of $10,000 Invested in BBH Income

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund since inception (June 27, 2018) to October 31, 2020 as compared to the Bloomberg Barclays U.S. Aggregate Bond Index.

The annualized gross expense ratio as shown in the February 28, 2020 prospectus for Class I shares was 0.52%. The annualized gross expense ratios for the year ended 10/31/2020 for Class I shares was 0.48%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will ﬂuctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reﬂect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

________________

[1]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The Bloomberg Barclays U.S. Aggregate Bond Index has been adjusted to reﬂect reinvestment of dividends on securities in the index. The Bloomberg Barclays U.S. Aggregate Bond Index is not adjusted to reﬂect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reﬂected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

FINANCIAL STATEMENTS OCTOBER 31, 2020	5

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2020

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reﬂect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

Investing in the bond market is subject to certain risks including market, interest-rate, issuer, credit, maturity, call and inflation risk; investments may be worth more or less than the original cost when redeemed. The value of some asset- backed securities and mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates and are subject to prepayment and extension risks, as well as risk that the underlying borrower will be unable to meet its obligations. Below investment grade bonds, commonly known as junk bonds, are subject to a high level of credit and market risks.

The Fund also invests in derivative instruments, investments whose values depend on the performance of the underlying security, assets, interest rate, index or currency and entail potentially higher volatility and risk of loss compared to traditional bond investments.

Foreign investing involves special risks including currency risk, increased volatility, political risks, and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.

The Fund may engage in certain investment activities that involve the use of leverage, which may magnify losses.

A significant investment of Fund assets within one or more sectors, industries, securities and/or durations may increase its vulnerability to any single economic, political, or regulatory developments, which will have a greater impact on the Fund's return.

Illiquid investments subject the Fund to the risk that it may not be able to sell the investments when desired or at favorable prices.

To the extent that the Fund experiences a large purchase or redemption on any business day, the Fund's performance may be adversely affected.

6

BBH INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Income Fund (the “Fund”), one of the funds within BBH Trust, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from June 27, 2018 (commencement of operations) to October 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 27, 2018 (commencement of operations) to October 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

FINANCIAL STATEMENTS OCTOBER 31, 2020	7

BBH INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

8

BBH INCOME FUND

PORTFOLIO ALLOCATION

October 31, 2020

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$109,197,291	23.3%
Commercial Mortgage Backed Securities	21,436,158	4.6
Corporate Bonds	236,567,342	50.6
Loan Participations and Assignments	59,686,844	12.7
Preferred Stock	2,764,500	0.6
Residential Mortgage Backed Securities	3,636,839	0.8
U.S. Inflation Linked Debt	11,804,486	2.5
U.S. Treasury Bonds and Notes	16,708,724	3.6
U.S. Treasury Bills	599,984	0.1
Cash and Other Assets in Excess of Liabilities	5,481,717	1.2
NET ASSETS	$467,883,885	100.0%

All data as of October 31, 2020. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	9

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (23.3%)
$594,949	ACC Trust 2019-1[1]	05/20/22	3.750%	$598,739
886,734	ACC Trust 2019-2[1]	02/21/23	2.820	892,248
2,638,500	ACC Trust 2020-A1	03/20/23	6.000	2,723,226
1,328,599	Adams Outdoor Advertising LP 2018-1[1]	11/15/48	4.810	1,379,942
742,696	Amur Equipment Finance Receivables VI LLC 2018-2A1	07/20/22	3.890	754,780
2,860,000	Antares CLO, Ltd. 2020-1A (3-Month USD-LIBOR + 1.900%)[1,2]	10/23/31	0.000	2,852,934
628,150	ARI Fleet Lease Trust 2018-B1	08/16/27	3.220	634,974
1,289,877	BCC Funding Corp. XVI LLC 2019-1A1	08/20/24	2.460	1,304,417
1,520,000	Business Jet Securities LLC 2020-1A1	11/15/35	2.981	1,529,374
1,430,000	CARS-DB4 LP 2020-1A1	02/15/50	4.170	1,462,445
372,704	Cazenovia Creek Funding II LLC 2018-1A1	07/15/30	3.561	374,049
217,141	CCG Receivables Trust 2018-2[1]	12/15/25	3.090	219,859
1,125,349	CF Hippolyta LLC 2020-1[1]	07/15/60	2.280	1,130,541
2,000,000	Credit Acceptance Auto Loan Trust 2020-2A1	09/17/29	1.930	2,014,564
2,000,000	Delamare Cards MTN Issuer, Plc. 2018-1A (1-Month USD-LIBOR + 0.700%)[1,2]	11/19/25	0.847	1,999,700
1,798,427	Drug Royalty III LP 1 2018-1A (3-Month USD-LIBOR + 1.600%)[1,2]	10/15/31	1.837	1,768,677
1,070,000	Elm Trust 2020-3A1	08/20/29	2.954	1,074,713
2,490,000	Elm Trust 2020-4A1	10/20/29	2.286	2,489,851
374,943	Enterprise Fleet Financing LLC 2017-2[1]	01/20/23	2.220	377,006
627,030	Enterprise Fleet Financing LLC 2018-3[1]	05/20/24	3.380	636,352
452,674	FCI Funding LLC 2019-1A1	02/18/31	3.630	459,168
1,794,668	FNA LLC 2019-1[3]	12/10/31	3.000	1,794,668
2,100,000	Ford Credit Floorplan Master Owner Trust A 2018-3	10/15/23	3.520	2,161,840
2,700,000	FREED ABS TRUST 2018-2[1]	10/20/25	4.610	2,742,933
582,432	FREED ABS TRUST 2019-2[1]	11/18/26	2.620	584,926
2,763,239	FREED ABS TRUST 2020-2CP1	06/18/27	4.520	2,795,012
1,803,482	Global SC Finance VII Srl 2020-1A1	10/17/40	2.170	1,801,104
1,700,000	Global SC Finance VII Srl 2020-2A1	11/19/40	2.260	1,702,396
1,000,000	GM Financial Consumer Automobile Receivables Trust 2017-2A1	11/16/22	2.070	1,003,607
1,390,000	Hercules Capital Funding Trust 2018-1A1	11/22/27	4.605	1,401,625

The accompanying notes are an integral part of these financial statements.

10

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$2,340,000	Hercules Capital Funding Trust 2019-1A1	02/20/28	4.703%	$2,359,863
1,070,000	Hertz Vehicle Financing II LP 2019-1A1	03/25/23	4.100	1,066,670
1,430,000	Lendmark Funding Trust 2019-1A1	12/20/27	3.000	1,413,150
1,120,000	Lendmark Funding Trust 2019-2A1	04/20/28	2.780	1,131,185
551,080	LIAS Administration Fee Issuer LLC 2018-1A	07/25/48	5.956	621,434
2,000,000	Mariner Finance Issuance Trust 2018-AA1	11/20/30	4.200	2,009,069
690,000	Mariner Finance Issuance Trust 2019-AA1	07/20/32	2.960	701,428
1,070,000	Mariner Finance Issuance Trust 2020-AA1	08/21/34	2.190	1,071,844
1,095,417	NADG NNN Operating LP 2019-1[1]	12/28/49	3.368	1,121,716
2,520,000	New Residential Advance Receivables Trust Advance Receivables Backed 2020-T1[1]	08/15/53	1.426	2,522,394
542,316	Newtek Small Business Loan Trust 2018-1 (1-Month USD-LIBOR + 1.700%)[1,2]	02/25/44	1.849	528,900
257,253	Newtek Small Business Loan Trust 2018-1 (1-Month USD-LIBOR + 3.000%)[1,2]	02/25/44	3.149	234,011
1,370,000	NextGear Floorplan Master Owner Trust 2018-2A1	10/15/23	3.690	1,410,047
615,056	NMEF Funding LLC 2019-A1	08/17/26	2.730	617,974
1,080,000	OneMain Financial Issuance Trust 2019-1A1	02/14/31	3.480	1,092,024
1,540,000	OneMain Financial Issuance Trust 2020-1A1	05/14/32	3.840	1,620,920
300,000	Oportun Funding IX LLC 2018-B1	07/08/24	3.910	304,864
2,660,000	Oportun Funding X LLC 2018-C1	10/08/24	4.590	2,677,159
2,070,000	Oportun Funding XII LLC 2018-D1	12/09/24	4.830	2,092,873
388,102	OSCAR US Funding Trust IX LLC 2018-2A1	09/12/22	3.390	392,452
1,580,000	Oscar US Funding XI LLC 2019-2A1	09/11/23	2.590	1,619,521
1,280,000	Oxford Finance Funding LLC 2019-1A1	02/15/27	4.459	1,326,633
3,450,000	Oxford Finance Funding LLC 2020-1A1	02/15/28	3.101	3,514,326
1,520,000	Palmer Square Loan Funding, Ltd. 2019-2A (3-Month USD-LIBOR + 2.250%)[1,2]	04/20/27	2.468	1,488,763
1,940,000	Palmer Square Loan Funding, Ltd. 2019-3A (3-Month USD-LIBOR + 2.100%)[1,2]	08/20/27	2.353	1,887,197
1,500,000	PFS Financing Corp. 2018-F1	10/15/23	3.520	1,544,030
1,202,436	ReadyCap Lending Small Business Loan Trust 2019-2 (U.S. Prime Rate - 0.500%)[1,2]	12/27/44	2.750	1,121,169

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	11

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$2,940,000	Regional Management Issuance Trust 2018-2[1]	01/18/28	4.940%	$2,985,005
1,390,000	Republic Finance Issuance Trust 2019-A1	11/22/27	3.430	1,406,193
2,060,000	Republic Finance Issuance Trust 2020-A1	11/20/30	2.470	2,064,599
2,130,000	Sabey Data Center Issuer LLC 2020-1[1]	04/20/45	3.812	2,198,980
1,500,000	Santander Drive Auto Receivables Trust 2020-1	12/15/25	4.110	1,607,167
1,940,000	Santander Revolving Auto Loan Trust 2019-A1	01/26/32	2.510	2,056,786
2,192,833	Stack Infrastructure Issuer LLC 2019-1A1	02/25/44	4.540	2,330,010
600,000	SWC Funding LLC 2018-1A1,3	08/15/33	4.750	595,102
1,400,000	Synchrony Card Issuance Trust 2018-A1	09/15/24	3.380	1,437,166
1,886,964	Textainer Marine Containers VII, Ltd. 2020-1A1	08/21/45	2.730	1,921,501
64,515	THL Credit Wind River CLO, Ltd. 2012-1A (3-Month USD-LIBOR + 0.880%)[1,2]	01/15/26	1.117	64,355
1,650,000	THL Credit Wind River CLO, Ltd. 2017-1A (3-Month USD-LIBOR + 1.140%)[1,2]	04/18/29	1.358	1,633,519
1,400,000	Trafigura Securitisation Finance, Plc. 2018-1A1	03/15/22	3.730	1,413,892
1,400,000	World Financial Network Credit Card Master Trust 2018-B	07/15/25	3.460	1,435,274
2,500,000	World Financial Network Credit Card Master Trust 2019-A	12/15/25	3.140	2,585,436
3,300,000	WRG Debt Funding IV LLC 2020-1[1,3]	07/15/28	6.535	3,305,020
	Total Asset Backed Securities (Cost $107,776,888)			109,197,291
	COMMERCIAL MORTGAGE BACKED SECURITIES (4.6%)
2,190,000	BXMT, Ltd. 2020-FL2 (1-Month USD-LIBOR + 0.900%)[1,2]	02/16/37	1.047	2,154,865
1,250,000	BXMT, Ltd. 2020-FL3 (1-Month USD-LIBOR + 2.550%)[1,2]	03/15/37	2.700	1,250,765
146,085	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 4.000%)[1,2,3]	11/15/31	4.149	118,752
786,000	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 4.000%)[1,2]	11/15/31	4.148	589,099

The accompanying notes are an integral part of these financial statements.

12

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
$1,375,473	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 4.750%)[1,2,3]	11/15/31	4.898%	$962,556
600,000	CGMS Commercial Mortgage Trust 2017-MDRB (1-Month USD-LIBOR + 1.750%)[1,2]	07/15/30	1.898	570,925
890,000	Citigroup Commercial Mortgage Trust 2019-SMRT[1]	01/10/36	4.149	956,994
3,540,000	CSMC 2018-SITE[1,2,4]	04/15/36	4.782	3,225,294
1,000,000	Hudsons Bay Simon JV Trust 2015-HB10[1,2,4]	08/05/34	5.629	698,844
240,000	JPMBB Commercial Mortgage Securities Trust 2014-C24[1,2,4]	11/15/47	3.907	180,120
1,960,000	KREF, Ltd. 2018-FL1 (1-Month USD-LIBOR + 1.100%)[1,2]	06/15/36	1.247	1,945,384
3,070,000	Morgan Stanley Capital I Trust 2019-BPR (1-Month USD-LIBOR + 1.400%)[1,2]	05/15/36	1.548	2,940,341
890,000	STWD, Ltd. 2019-FL1 (1-Month USD-LIBOR + 1.600%)[1,2]	07/15/38	1.748	874,983
2,000,000	TPG Real Estate Finance Issuer, Ltd. 2018-FL2 (1-Month USD-LIBOR + 1.130%)[1,2]	11/15/37	1.277	1,981,200
300,000	UBS-BAMLL Trust 2012-WRM[1]	06/10/30	3.663	297,010
2,915,000	Wells Fargo Commercial Mortgage Trust 2020-SDAL (1-Month USD-LIBOR + 1.340%)[1,2]	02/15/37	1.488	2,689,026
	Total Commercial Mortgage Backed Securities (Cost $23,051,034)			21,436,158
	CORPORATE BONDS (50.6%)
	AEROSPACE/DEFENSE (2.3%)
2,220,000	BAE Systems, Plc.[1]	04/15/30	3.400	2,469,472
3,250,000	Boeing Co.	05/01/23	4.508	3,442,905
2,700,000	Boeing Co.	02/01/28	3.250	2,699,880
2,280,000	Embraer Netherlands Finance BV	02/01/27	5.400	2,168,326
				10,780,583
	AIRLINES (0.6%)
3,000,000	Delta Air Lines, Inc./ SkyMiles IP, Ltd.[1]	10/20/28	4.750	3,066,636

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	13

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	AUTO MANUFACTURERS (0.9%)
$1,110,000	Daimler Finance North America LLC[1]	02/12/21	2.300%	$1,115,535
3,140,000	General Motors Financial Co., Inc.	11/06/20	2.450	3,140,199
				4,255,734
	BANKS (4.5%)
1,155,000	ANZ New Zealand Int'l, Ltd., London Branch[1]	03/19/24	3.400	1,252,576
2,100,000	ASB Bank, Ltd.[1]	06/14/23	3.750	2,266,067
1,365,000	Bank of New Zealand[1]	02/20/24	3.500	1,483,969
1,735,000	HSBC Holdings, Plc	03/31/30	4.950	2,111,737
1,140,000	HSBC Holdings, Plc (SOFR + 2.387%)[2]	06/04/31	2.848	1,182,493
2,020,000	JPMorgan Chase & Co. (SOFR + 1.585%)[2]	03/13/26	2.005	2,093,950
2,340,000	Lloyds Banking Group, Plc	05/08/25	4.450	2,652,692
2,440,000	Mitsubishi UFJ Financial Group, Inc.	07/17/25	1.412	2,479,724
1,410,000	Morgan Stanley (SOFR + 1.990%)[2]	04/28/26	2.188	1,476,864
505,000	Santander Holdings USA, Inc.	12/03/21	4.450	524,565
810,000	Santander Holdings USA, Inc.	03/28/22	3.700	839,469
1,245,000	Wells Fargo & Co. (SOFR + 2.000%)[2]	04/30/26	2.188	1,294,419
1,165,000	Wells Fargo & Co. (SOFR + 2.100%)[2]	06/02/28	2.393	1,210,801
				20,869,326
	BEVERAGES (0.4%)
1,310,000	Anheuser-Busch InBev Worldwide, Inc.	01/23/39	5.450	1,695,245
	BIOTECHNOLOGY (0.8%)
1,395,000	Amgen, Inc.	02/21/27	2.200	1,465,504
2,170,000	Biogen, Inc.	05/01/50	3.150	2,099,936
				3,565,440
	CHEMICALS (0.4%)
1,955,000	Olin Corp.	08/01/29	5.625	2,020,962
	COMMERCIAL SERVICES (1.0%)
4,480,000	Block Financial LLC	08/15/30	3.875	4,615,371
	COMPUTERS (0.4%)
1,715,000	Dell International LLC / EMC Corp.[1]	06/15/26	6.020	2,033,039

The accompanying notes are an integral part of these financial statements.

14

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	DIVERSIFIED FINANCIAL SERVICES (6.5%)
$1,080,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	09/15/23	4.500%	$1,121,586
3,960,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	10/15/27	4.625	3,924,815
6,755,000	Air Lease Corp.	03/01/21	2.500	6,798,471
3,055,000	Alliance Data Systems Corp.[1]	12/15/24	4.750	2,833,513
2,685,000	Avolon Holdings Funding, Ltd.[1]	07/01/24	3.950	2,632,670
925,000	Avolon Holdings Funding, Ltd.[1]	01/15/26	5.500	944,834
2,295,000	Blackstone / GSO Secured Lending Fund[1]	07/14/23	3.650	2,316,856
750,000	Brightsphere Investment Group, Inc.	07/27/26	4.800	793,613
2,345,000	Capital One Financial Corp	05/11/27	3.650	2,598,583
840,000	Credit Acceptance Corp.[1]	12/31/24	5.125	833,700
1,400,000	Credit Acceptance Corp.	03/15/26	6.625	1,452,500
1,650,000	Drawbridge Special Opportunities Fund LP1	08/01/21	5.000	1,666,161
2,665,000	Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc.[1]	12/15/22	6.375	2,643,680
				30,560,982
	ELECTRIC (2.9%)
2,340,000	AEP Transmission Co. LLC	04/01/50	3.650	2,722,518
2,800,000	Electricite de France S.A.[1]	09/21/28	4.500	3,298,696
1,705,000	Exelon Generation Co. LLC	10/01/39	6.250	2,053,268
2,095,000	Narragansett Electric Co.[1]	04/09/30	3.395	2,361,845
1,060,000	PacifiCorp.	04/01/24	3.600	1,157,963
1,975,000	Vistra Operations Co. LLC[1]	01/30/27	3.700	2,087,415
				13,681,705
	FOOD (0.5%)
2,160,000	Kraft Heinz Foods Co.[1]	10/01/39	4.625	2,316,197
	HEALTHCARE-SERVICES (4.2%)
1,280,000	Advocate Health & Hospitals Corp	06/15/50	3.008	1,287,948
1,930,000	Ascension Health	11/15/29	2.532	2,045,459
825,000	Centene Corp.	12/15/27	4.250	868,478

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	15

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	HEALTHCARE-SERVICES (continued)
$6,675,000	MEDNAX, Inc.[1]	01/15/27	6.250%	$6,889,935
1,130,000	Mercy Health	07/01/28	4.302	1,269,871
2,085,000	Orlando Health Obligated Group	10/01/50	3.327	2,115,475
2,545,000	PeaceHealth Obligated Group	11/15/50	3.218	2,518,618
2,490,000	Sutter Health	08/15/30	2.294	2,496,051
				19,491,835
	INSURANCE (8.5%)
4,175,000	Aegon NV (6-Month USD-LIBOR + 3.540%)[2]	04/11/48	5.500	4,550,149
967,000	Athene Global Funding[1]	01/25/22	4.000	1,001,816
2,035,000	Athene Global Funding[1]	06/29/25	2.550	2,104,160
4,295,000	AXIS Specialty Finance LLC (5-Year CMT Index + 3.186%)[2]	01/15/40	4.900	4,349,251
1,600,000	Enstar Finance LLC (5-Year CMT Index + 5.468%)[2]	09/01/40	5.750	1,627,519
3,145,000	Enstar Group, Ltd.	06/01/29	4.950	3,468,322
2,195,000	Fairfax Financial Holdings, Ltd.	04/29/30	4.625	2,348,083
4,765,000	Fidelis Insurance Holdings, Ltd. (5-Year CMT Index + 6.323%)[1,2]	04/01/41	6.625	4,750,679
1,675,000	First American Financial Corp.	05/15/30	4.000	1,871,487
1,180,000	New York Life Insurance Co.[1]	05/15/50	3.750	1,316,115
2,305,000	PartnerRe Finance B LLC (5-Year CMT Index + 3.815%)[2]	10/01/50	4.500	2,310,320
2,995,000	Sirius International Group, Ltd.[1]	11/01/26	4.600	2,890,175
1,800,000	Swiss Re Finance Luxembourg S.A. (5-Year CMT Index + 3.582%)[1,2]	04/02/49	5.000	2,065,723
2,520,000	Teachers Insurance & Annuity Association of America[1]	05/15/50	3.300	2,574,693
2,660,000	United Insurance Holdings Corp.	12/15/27	6.250	2,611,591
				39,840,083
	INTERNET (1.0%)
2,485,000	Expedia Group, Inc.[1]	05/01/25	6.250	2,732,674
1,785,000	Expedia Group, Inc.[1]	08/01/27	4.625	1,871,740
				4,604,414

The accompanying notes are an integral part of these financial statements.

16

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	INVESTMENT COMPANIES (4.8%)
$3,370,000	Ares Capital Corp.	01/15/26	3.875%	$3,454,038
1,680,000	BlackRock TCP Capital Corp.	08/23/24	3.900	1,698,426
200,000	Business Development Corp. of America[1]	12/30/22	4.750	196,131
2,930,000	Business Development Corp. of America[1]	12/15/24	4.850	2,863,500
1,655,000	FS KKR Capital Corp.	07/15/24	4.625	1,669,577
1,370,000	FS KKR Capital Corp.	02/01/25	4.125	1,365,984
3,450,000	FS KKR Capital Corp. II1	02/14/25	4.250	3,262,698
2,320,000	Golub Capital BDC, Inc.	04/15/24	3.375	2,313,860
3,465,000	Main Street Capital Corp.	05/01/24	5.200	3,624,658
610,000	Owl Rock Capital Corp.	03/30/25	4.000	610,737
1,445,000	Owl Rock Capital Corp. II1	11/26/24	4.625	1,453,258
				22,512,867
	MEDIA (0.8%)
3,860,000	TEGNA, Inc.	09/15/29	5.000	3,908,250
	OIL & GAS (2.8%)
1,890,000	Apache Corp.	11/15/25	4.625	1,795,500
2,280,000	Equinor ASA	04/06/25	2.875	2,462,746
860,000	Equinor ASA	05/22/30	2.375	896,459
2,610,000	Exxon Mobil Corp.	03/19/30	3.482	2,950,180
1,410,000	Newfield Exploration Co.	07/01/24	5.625	1,364,175
4,355,000	Occidental Petroleum Corp.	08/15/24	2.900	3,624,666
				13,093,726
	PHARMACEUTICALS (0.6%)
1,695,000	AbbVie, Inc.	05/14/25	3.600	1,875,954
455,000	AbbVie, Inc.	05/14/35	4.500	553,057
450,000	AbbVie, Inc.	05/14/36	4.300	532,819
				2,961,830
	PIPELINES (1.3%)
1,730,000	Enable Midstream Partners LP	09/15/29	4.150	1,550,433
1,545,000	Energy Transfer Operating LP (3-Month USD-LIBOR + 4.028%)[2,5]		6.250	1,036,231
1,150,000	Northriver Midstream Finance LP1	02/15/26	5.625	1,139,075
2,230,000	Sunoco Logistics Partners Operations LP	04/01/21	4.400	2,257,300
				5,983,039

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	17

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	PRIVATE EQUITY (1.5%)
$2,095,000	Apollo Management Holdings LP (5-Year CMT Index + 3.266%)[1,2]	01/14/50	4.950%	$2,091,786
3,495,000	Owl Rock Technology Finance Corp.[1]	06/30/25	6.750	3,736,657
1,105,000	Owl Rock Technology Finance Corp.[1]	12/15/25	4.750	1,094,705
				6,923,148
	REAL ESTATE INVESTMENT TRUSTS (2.2%)
1,275,000	HAT Holdings I LLC / HAT Holdings II LLC[1]	07/15/24	5.250	1,313,250
2,300,000	HAT Holdings I LLC / HAT Holdings II LLC[1]	09/15/30	3.750	2,297,125
1,380,000	Scentre Group Trust 1 / Scentre Group Trust 2[1]	02/12/25	3.500	1,459,396
1,945,000	Scentre Group Trust 1 / Scentre Group Trust 2[1]	01/28/26	3.625	2,079,183
1,345,000	Scentre Group Trust 2 (5-Year CMT Index + 4.685%)[1,2]	09/24/80	5.125	1,322,425
1,720,000	WEA Finance LLC[1]	01/15/27	2.875	1,688,290
				10,159,669
	RETAIL (0.6%)
3,450,000	Nordstrom, Inc.	04/01/30	4.375	2,663,826
	SEMICONDUCTORS (0.5%)
2,100,000	ams AG1	07/31/25	7.000	2,220,750
	TELECOMMUNICATIONS (0.1%)
313,750	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC[1]	03/20/23	3.360	316,690
	TRUCKING & LEASING (0.5%)
2,330,000	Aviation Capital Group LLC[1]	12/15/24	5.500	2,425,995
	Total Corporate Bonds (Cost $227,837,509)			236,567,342
	LOAN PARTICIPATIONS AND ASSIGNMENTS (12.7%)
3,088,985	Allen Media LLC (Entertainment Studios) (3-Month USD-LIBOR + 5.500%)[2]	02/10/27	5.720	2,982,817
1,653,832	Aria Energy Operating LLC (1-Month USD-LIBOR + 4.500%)[2]	05/27/22	5.500	1,593,186

The accompanying notes are an integral part of these financial statements.

18

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$1,180,745	Avolon TLB Borrower 1 (US) LLC Term B3 (1-Month USD-LIBOR + 1.750%)[2]	01/15/25	2.500%	$1,134,401
1,982,539	Axalta Coating Systems Dutch Holding B BV Term B3 (3-Month USD-LIBOR + 1.750%)[2]	06/01/24	1.970	1,920,585
3,158,223	BCP Renaissance Parent LLC (2-Month USD-LIBOR + 3.500%)[2]	10/31/24	4.500	2,893,722
1,351,875	Broadcom, Inc. Term A5 (1-Month USD-LIBOR + 1.250%)[2]	11/04/24	1.398	1,304,559
1,407,925	Buckeye Partners LP (1-Month USD-LIBOR + 2.750%)[2]	11/01/26	2.897	1,379,513
3,205,125	CenturyLink, Inc. Term A (1-Month USD-LIBOR + 2.000%)[2]	01/31/25	2.148	3,113,779
2,204,023	Clarios Global LP (1-Month USD-LIBOR + 3.500%)[2]	04/30/26	3.648	2,137,352
2,925,000	DaVita, Inc. Term A (1-Month USD-LIBOR + 1.500%)[2]	08/12/24	1.648	2,866,500
2,838,029	Dell International LLC Term B1 (1-Month USD-LIBOR + 2.000%)[2]	09/19/25	2.750	2,805,023
2,500,000	Delos Finance S.a r.l. (3-Month USD-LIBOR + 1.750%)[2]	10/06/23	1.970	2,415,100
4,081,178	Eastern Power LLC (TPF II LC LLC) (3-Month USD-LIBOR + 3.750%)[2]	10/02/25	4.750	4,049,100
2,231,550	Elanco Animal Health, Inc. (1-Month USD-LIBOR + 1.750%)[2]	08/01/27	1.899	2,180,871
1,959,900	Frontera Generation Holdings LLC (3-Month USD-LIBOR + 4.250%)[2]	05/02/25	5.250	544,852
1,982,247	Greatbatch, Ltd. Term B (1-Month USD-LIBOR + 2.500%)[2]	10/27/22	3.500	1,960,660
687,763	HCA, Inc. Term B12 (1-Month USD-LIBOR + 1.750%)[2]	03/13/25	1.898	683,465
3,702,061	Helix Gen Funding LLC (1-Month USD-LIBOR + 3.750%)[2]	06/03/24	4.750	3,654,934
2,868,250	ICH US Intermediate Holdings II, Inc. (3-Month USD-LIBOR + 5.750%)[2]	12/24/26	6.750	2,862,886

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	19

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$2,729,621	NorthRiver Midstream Finance LP Term B (3-Month USD-LIBOR + 3.250%)[2]	10/01/25	3.475%	$2,546,054
1,278,749	RPI Intermediate Finance Trust Term B1 (1-Month USD-LIBOR + 1.750%)[2]	02/11/27	1.898	1,271,153
589,857	SS&C Technologies Holdings, Inc. Term B3 (1-Month USD-LIBOR + 1.750%)[2]	04/16/25	1.898	572,533
414,416	SS&C Technologies Holdings, Inc. Term B4 (1-Month USD-LIBOR + 1.750%)[2]	04/16/25	1.898	402,245
725,011	SS&C Technologies Holdings, Inc. Term B5 (1-Month USD-LIBOR + 1.750%)[2]	04/16/25	1.898	703,920
2,908,483	Stericycle, Inc. (1-Month USD-LIBOR + 1.875%)[2]	11/17/22	2.023	2,763,059
3,046,100	Tivity Health, Inc. Term B (1-Month USD-LIBOR + 5.250%)[2]	03/06/26	5.398	2,984,325
1,387,438	UGI Energy Services LLC (1-Month USD-LIBOR + 3.750%)[2]	08/13/26	3.898	1,373,563
1,839,757	Vistra Operations Company LLC (Tex Operations Company LLC) (1-Month USD-LIBOR + 1.750%)[2]	12/31/25	1.898	1,794,922
2,940,000	Wyndham Hotels & Resorts, Inc. Term B (1-Month USD-LIBOR + 1.750%)[2]	05/30/25	1.898	2,791,765
	Total Loan Participations and Assignments (Cost $62,104,287)			59,686,844
	PREFERRED STOCK (0.6%)
114,000	Trinity Capital, Inc.[1,6]	01/16/25	7.000	2,764,500
	Total Preferred Stock (Cost $2,850,000)			2,764,500
	RESIDENTIAL MORTGAGE BACKED SECURITIES (0.8%)
948,529	Cascade Funding Mortgage Trust 2018-RM2[1,2,4]	10/25/68	4.000	982,088
1,635,621	Cascade Funding Mortgage Trust 2019-RM3[1,2,4]	06/25/69	2.800	1,625,884
1,031,188	RMF Proprietary Issuance Trust 2019-1[1,2,4]	10/25/63	2.750	1,028,867
	Total Residential Mortgage Backed Securities (Cost $3,603,605)			3,636,839

The accompanying notes are an integral part of these financial statements.

20

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. INFLATION LINKED DEBT (2.5%)
$2,274,705	U.S. Treasury Inflation Indexed Bond	02/15/50	0.250%	$2,610,905
7,977,618	U.S. Treasury Inflation Indexed Note	01/15/29	0.875	9,193,581
	Total U.S. Inflation Linked Debt (Cost $10,793,618)			11,804,486
	U.S. TREASURY BONDS AND NOTES (3.6%)
1,750,000	U.S. Treasury Bond	08/15/40	3.875	2,523,145
3,130,000	U.S. Treasury Bond	02/15/50	2.000	3,407,298
700,000	U.S. Treasury Note[7]	02/15/23	2.000	729,121
6,950,000	U.S. Treasury Note[7]	10/31/23	1.625	7,247,004
800,000	U.S. Treasury Note[7]	08/15/26	1.500	845,906
2,000,000	U.S. Treasury Note	08/15/30	0.625	1,956,250
	Total U.S. Treasury Bonds and Notes (Cost $16,736,664)			16,708,724
	U.S. TREASURY BILLS (0.1%)
600,000	U.S. Treasury Bill[8]	11/12/20	0.000	599,984
	Total U.S. Treasury Bills (Cost $599,984)			599,984

TOTAL INVESTMENTS (Cost $455,353,589)[9]	98.8%	$462,402,168
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	1.2%	5,481,717
NET ASSETS	100.0%	$467,883,885

____________

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2020 was $222,173,288 or 47.5% of net assets.

[2]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2020 coupon or interest rate.
[3]	Security that used significant unobservable inputs to determine fair value.
[4]	This variable rate security is based on a predetermined schedule and the rate at period end also represents the reference rate at period end.
[5]	Security is perpetual in nature and has no stated maturity date.
[6]	Non-income producing security.
[7]	All or a portion of this security is held at the broker as collateral for open futures contracts.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	21

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

[8]	Security issued with zero coupon. Income is recognized through accretion of discount.
[9]

The aggregate cost of investments and derivatives for federal income tax purposes is $454,174,709, the aggregate gross unrealized appreciation is $15,341,035 and the aggregate gross unrealized depreciation is $8,474,324, resulting in net unrealized appreciation of $6,866,711.

Abbreviations:

CMT – Constant Maturity Treasury.

LIBOR – London Interbank Offered Rate.

MTN – Medium Term Note.

SOFR – Secured Overnight Financing Rate.

FINANCIAL FUTURES CONTRACTS

The following futures contracts were open at October 31, 2020:

	Number of	Expiration	Notional	Market	Unrealized Gain /
Description	Contracts	Date	Amount	Value	(Loss)
Contracts to Buy:
U.S. Long Bond	158	December 2020	$27,875,157	$27,250,063	$(625,094)
U.S. Treasury 2-Year Notes	119	December 2020	26,278,547	26,280,406	1,859
U.S. Treasury 10-Year Notes.	15	December 2020	2,084,297	2,073,281	(11,016)
U.S. Ultra Bond	115	December 2020	25,471,031	24,725,000	(746,031)
					$(1,380,282)
Contracts to Sell:
U.S. Treasury 5-Year Notes	75	December 2020	$9,439,651	9,420,117	$19,534
Net Unrealized (Loss) on Open Futures Contracts					$(1,360,748)

The accompanying notes are an integral part of these financial statements.

22

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	23

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

24

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2020
Asset Backed Securities	$—	$103,502,501	$5,694,790	$109,197,291
Commercial Mortgage Backed Securities	—	20,354,850	1,081,308	21,436,158
Corporate Bonds	—	236,567,342	—	236,567,342
Loan Participations and Assignments	—	59,686,844	—	59,686,844
Preferred Stock	—	2,764,500	—	2,764,500
Residential Mortgage Backed Securities	—	3,636,839	—	3,636,839
U.S. Inflation Linked Debt	—	11,804,486	—	11,804,486
U.S. Treasury Bonds and Notes	—	16,708,724	—	16,708,724
U.S. Treasury Bills	—	599,984	—	599,984
Total Investment, at value	$—	$455,626,070	$6,776,098	$462,402,168
Other Financial Instruments, at value
Financial Futures Contracts	$(1,360,748)	$—	$—	$(1,360,748)
Other Financial Instruments, at value	$(1,360,748)	$—	$—	$(1,360,748)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	25

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2020:

	Asset Backed Securities	Commercial Mortgage Backed Securities	Total
Balance as of October 31, 2019	$623,321	$—	$623,321
Purchases	5,249,978	—	5,249,978
Sales / Paydowns	(155,332)	—	(155,332)
Realized gains (losses)	–	—	—
Change in unrealized appreciation (depreciation)	(24,698)	—	(24,698)
Amortization	1,521	—	1,521
Transfers from Level 3		—	–
Transfers to Level 3	—	1,081,308	1,081,308
Balance as of October 31, 2020	$5,694,790	$1,081,308	$6,776,098

The Fund’s investments classified as Level 3 were valued using a model approach, including the Fund’s assumptions in determining their fair value.

The accompanying notes are an integral part of these financial statements.

26

BBH INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS:
Investments in securities, at value (Cost $455,353,589)	$462,402,168
Cash	225,654
Receivables for:
Investments sold	11,175,329
Interest	2,899,000
Shares sold	136,000
Total Assets	476,838,151
LIABILITIES:
Payables for:
Investments purchased	8,407,520
Investment advisory and administrative fees	157,810
Dividends declared	125,581
Futures variation margin on open contracts	119,640
Professional fees	82,255
Custody and fund accounting fees	27,116
Shares redeemed	20,000
Transfer agent fees	2,711
Accrued expenses and other liabilities	11,633
Total Liabilities	8,954,266
NET ASSETS	$467,883,885
Net Assets Consist of:
Paid-in capital	$441,440,079
Retained earnings	26,443,806
Net Assets	$467,883,885
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($467,883,885 ÷ 43,429,034 shares outstanding)	$10.77

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	27

BBH INCOME FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2020

NET INVESTMENT INCOME:
Income:
Dividends	$132,446
Interest income	16,153,247
Other income	136,365
Total Income	16,422,058
Expenses:
Investment advisory and administrative fees	1,766,988
Custody and fund accounting fees	109,910
Professional fees	91,976
Board of Trustees' fees	58,488
Transfer agent fees	33,359
Miscellaneous expenses	63,071
Total Expenses	2,123,792
Net Investment Income	14,298,266
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	12,829,363
Net realized gain on futures contracts	7,624,686
Net realized gain on investments in securities and futures contracts	20,454,049
Net change in unrealized appreciation/(depreciation) on investments in securities	(1,404,448)
Net change in unrealized appreciation/(depreciation) on futures contracts	90,462
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	(1,313,986)
Net Realized and Unrealized Gain	19,140,063
Net Increase in Net Assets Resulting from Operations	$33,438,329

The accompanying notes are an integral part of these financial statements.

28

BBH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2020	2019
INCREASE IN NET ASSETS:
Operations:
Net investment income	$14,298,266	$10,500,682
Net realized gain on investments in securities and futures contracts	20,454,049	14,359,678
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	(1,313,986)	8,773,138
Net increase in net assets resulting from operations	33,438,329	33,633,498
Dividends and distributions declared:
Class I	(26,351,493)	(10,503,452)
Share transactions:
Proceeds from sales of shares	119,485,340	243,690,338
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	1,898,492	844,086
Proceeds from short-term redemption fees	4,617	60
Cost of shares redeemed	(66,597,003)	(8,239,111)
Net increase in net assets resulting from share transactions	54,791,446	236,295,373
Total increase in net assets	61,878,282	259,425,419
NET ASSETS:
Beginning of year	406,005,603	146,580,184
End of year	$467,883,885	$406,005,603

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	29

BBH INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class I share outstanding throughout each period.

	For the years ended October 31,		For the period from June 27, 2018 (commencement of operations) to October 31, 2018
	2020	2019
Net asset value, beginning of period	$10.61	$9.83	$10.00
Income from investment operations:
Net investment income[1]	0.34	0.36	0.10
Net realized and unrealized gain (loss)	0.46	0.78	(0.17)
Total income (loss) from investment operations	0.80	1.14	(0.07)
Less dividends and distributions:
From net investment income	(0.34)	(0.36)	(0.10)
From net realized gains	(0.30)	–	–
Total dividends and distributions	(0.64)	(0.36)	(0.10)
Short-term redemptions fees[1]	0.00 [2]	0.00 [2]	–
Net asset value, end of period	$10.77	$10.61	$9.83
Total return	7.87%	11.76%	(0.75)%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$468	$406	$147
Ratio of expenses to average net assets before reductions	0.48%	0.52%	0.67%[4]
Fee waiver[5]	–%	0.02%	0.17%[4]
Ratio of expenses to average net assets after reductions	0.48%	0.50%	0.50%[4]
Ratio of net investment income to average net assets	3.24%	3.49%	3.12%[4]
Portfolio turnover rate	116%	77%	94%[3]
____________
[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees, legal fees and registration fees.
[5]

The ratio of expenses to average net assets for the years ended October 31, 2020, 2019 and the period ended October 31, 2018 reflect fees reduced as result of a contractual operating expense limitation of the Fund to 0.50%. The agreement is effective through March 1, 2021 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the years ended October 31, 2020, 2019 and the period from June 27, 2018 to October 31, 2018, the waived fees were $–, $55,757 and $94,185, respectively.

The accompanying notes are an integral part of these financial statements.

30

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2020

1.Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on June 27, 2018 and offers two share classes, Class N and Class I.  As of October 31, 2020, Class N shares are not available for purchase by investors but may offer them in the future. The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2020, there were seven series of the Trust.

2.Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.Valuation of Investments. Bonds and other fixed income securities, including restricted securities (other than short-term obligations but including listed issues) are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Futures contracts held by the Fund are valued daily at the official settlement price of the exchange of which it is traded.

 Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

FINANCIAL STATEMENTS OCTOBER 31, 2020	31

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

B.Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C.Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.Financial Futures Contracts. The Fund may enter into open futures contracts in order to economically hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

 Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

Open future contracts held at October 31, 2020, are listed in the Portfolio of Investments.

For the year ended October 31, 2020, the average monthly notional amount of open futures contracts was $98,183,554. The range of monthly notional amounts was $71,990,079 to $114,012,256.

32

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

Fair Values of Derivative Instruments as of October 31, 2020

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives			Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/ (depreciation) on futures contracts	$21,393	*	Net unrealized appreciation/ (depreciation) on futures contracts	$(1,382,141	)*

Total		$21,393			$(1,382,141)

 ____________

*

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Interest Rate Risk
Net Realized Gain on Derivatives
Futures Contracts	$7,624,686
Net Change in Unrealized Appreciation/(Depreciation) on
Derivatives Futures Contracts	$90,462

E.Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid, under SEC Regulations for open-end investment companies, and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.

FINANCIAL STATEMENTS OCTOBER 31, 2020	33

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

F.Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan assignment, the Fund acquires the loan in whole or in part and becomes a lender under the loan agreement. The Fund generally has the right to enforce compliance with the terms of the loan agreement with the borrower.

Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G.Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit

34

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2020, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for all open tax periods since June 27, 2018 (commencement of operations). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $26,351,493 to Class I shareholders during the year ended October 31, 2020. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the years ended October 31, 2020 and 2019, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2020:	$22,866,799	$3,484,694	$26,351,493	$—	$26,351,493
2019:	10,503,452	—	10,503,452	—	10,503,452

As of October 31, 2020 and 2019, respectively, the components of retained earnings/(accumulated deficit) were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2020:	$13,177,330	$6,525,346	$—	$1,053,299	$5,687,831	$26,443,806
2019:	8,805,637	3,483,486	—	1,374,109	7,001,817	20,665,049

FINANCIAL STATEMENTS OCTOBER 31, 2020	35

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

The Fund did not have a net capital loss carryforwards as of October 31, 2020.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I.Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.Fees and Other Transactions with Affiliates.

A.Investment Advisory and Administrative Fees. Effective June 27, 2018 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.40% per annum. For the year ended October 31, 2020, the Fund incurred $1,766,988 for services under the Agreement.

B.Investment Advisory and Administrative Fee Waivers. Effective June 27, 2018 (commencement of operations), the Investment Adviser has contractually agreed to waive fees and/or reimburse expenses in order to limit the total annual fund operating expenses (excluding interests, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the

36

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

Fund’s business) for Class I shares to 0.50%. The agreement will terminate on March 1, 2021, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2020, the Investment Adviser waived fees in the amount of $0 for Class I.

C.Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2020, the Fund incurred $109,910 in custody and fund accounting fees. The Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2020 was $ 2,048. This amount is included in “Interest income” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2020, was $396. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

D.Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2020, the Fund incurred $58,488 in independent Trustee compensation and expense reimbursements.

E.Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.Investment Transactions. For the year ended October 31, 2020, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $532,650,731 and $494,707,984, respectively.

FINANCIAL STATEMENTS OCTOBER 31, 2020	37

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

5. Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest, at no par value. Transactions in Class I shares were as follows:

	For the year ended		For the year ended
	October 31, 2020		October 31, 2019
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	11,360,524	$119,485,340	24,062,581	$243,690,338
Shares issued in connection with reinvestments of dividends	182,738	1,898,492	81,846	844,086
Proceeds from short-term redemption fees	N/A	4,617	N/A	60
Shares redeemed	(6,380,176)	(66,597,003)	(794,212)	(8,239,111)
Net increase	5,163,086	$54,791,446	23,350,215	$236,295,373

6. Principal Risk Factors and Indemnifications.

A.Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (illiquid investment risk), or certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). Investments in other investment companies are subject to market and selection risk, as well as the specific risks associated with the investment companies’ portfolio securities (investment in other investment companies risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Due to uncertainty regarding the ability of the issuer to pay principal and interest, securities that are rated below investment grade (i.e., Ba1/BB+ or lower) (junk bond risk), and their unrated equivalents, may be subject to greater risks than securities which have higher credit ratings, including a high risk of default. If the issuer of the securities in which the Fund invests redeems them before maturity the Fund may have to reinvest the proceeds in securities that pay a lower

38

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

interest rate (call risk). The Fund invests in asset-backed (asset-backed securities risk) and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). Loan participations, delayed funding loans and revolving credit facilities may have the effect of requiring the Fund to increase its investments in a company at a time when it might not otherwise decide to do so (loan risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). A significant investment of Fund assets within one or more sectors, industries, securities and/or durations may increase the Fund’s sensitivity to adverse economic, business, political, or other, risks associated with such sector, industry, security or duration (sector risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the Fund if the other party to the agreement should default on its obligations (repurchase agreement risk). While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury (U.S. Government Agency Securities Risk). The Fund may invest in private placement securities that are issued pursuant to Regulation S which have not been registered with the U.S. Securities and Exchange Commission ("SEC"). These securities may be subject to contractual restrictions which prohibit or limit their resale (Regulation S risk). LIBOR is scheduled to be phased out by the end of 2021. The unavailability and/or discontinuation of LIBOR may affect the value, liquidity or return on certain fund investments that mature later than 2021 and may result in costs incurred in connection with closing out positions and entering into new positions. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value (LIBOR Transition risk). The extent of the Fund’s

FINANCIAL STATEMENTS OCTOBER 31, 2020	39

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7. Recent Pronouncements.

A.ASU 2017-08. In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for years, and interim periods within those years, beginning after December 15, 2018. The application of ASU 2017-08 did not have a significant impact on the Fund’s financial statements.

8.Significant Events. In the beginning of 2020, there was an outbreak of the novel corona virus (COVID 19) which has impacted the financial markets and the global economy as a whole. The outbreak of COVID 19 is still ongoing and the magnitude and impact on the financial markets is highly uncertain and cannot be predicted. The effect of this impact may adversely impact the future carrying value of investments and results of operations of the Fund.

There are no other significant events to report as they relate to the Fund.

9.Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2020 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

40

BBH INCOME FUND

DISCLOSURE OF FUND EXPENSES

October 31, 2020 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2020, to October 31, 2020).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FINANCIAL STATEMENTS OCTOBER 31, 2020	41

BBH INCOME FUND

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2020 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020[1]
Class I
Actual	$1,000	$1,061	$2.44
Hypothetical[2]	$1,000	$1,023	$2.39

________________

[1]

Expenses are equal to the Fund’s annualized expense ratio of 0.47% for Class I shares, multiplied by the average account value over the period and multiplied by 184/366 (to reflect the one-half year period).

[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

42

BBH INCOME FUND

CONFLICTS OF INTEREST

October 31, 2020 (unaudited)

Conflicts of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-Adviser have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and the Sub-Adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-Adviser and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

FINANCIAL STATEMENTS OCTOBER 31, 2020	43

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-Adviser manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients’ accounts may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub-Adviser, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Sub-adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

44

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-Adviser. The Sub-Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser and/or the Sub-adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser or the Sub-adviser. Subject to applicable law and regulation, BBH, the Investment Adviser or the Sub-adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser or the Sub-adviser’s clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or the Sub-adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser or the Sub-adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or the Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

FINANCIAL STATEMENTS OCTOBER 31, 2020	45

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that the Sub-Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

46

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

FINANCIAL STATEMENTS OCTOBER 31, 2020	47

BBH INCOME FUND

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2020 (unaudited)

The Fund hereby designates $4,792,773 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

The qualified investment income (“QII”) percentage for the period ended October 31, 2020 was 83.13%. In January 2021, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2020. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

48

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds); Director of Teton Advisors, Inc. (a registered investment adviser).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018-present).	7	None.

FINANCIAL STATEMENTS OCTOBER 31, 2020	49

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

50

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Keith M. Kelley 140 Broadway New York, NY 10005 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014 – February 2016).
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

FINANCIAL STATEMENTS OCTOBER 31, 2020	51

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

52

BBH INCOME FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

October 31, 2020 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust met on March 11, 2020 to review the liquidity risk management program (the “Program”) applicable to the funds of BBH Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the Funds, as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with an annual report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness of the Program. The Report covered the period from June 1, 2019 through January 31, 2020.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that no Fund has approached the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum as provided for in the Liquidity Rule to any of the Funds.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Program reporting period, the Program Administrator reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Program reporting period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

FINANCIAL STATEMENTS OCTOBER 31, 2020	53

BBH INCOME FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

October 31, 2020 (unaudited)

There were no material changes to the Program during the reporting period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the reporting period.

54

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com
By E-mail send your request to:
On the internet:

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2020

BBH U.S. Government Money Market Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

BBH U.S. GOVERNMENT MONEY MARKET FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2020

For the 12-month period ended October 31, 2020, the BBH U.S. Government Money Market Fund (the “Fund”) returned 0.47% and 0.59% for its regular and institutional shares, respectively. We believe the performance of the Fund remains competitive with industry peers, while maintaining a high degree of quality and liquidity throughout the period.

The Fund seeks to maximize income while attempting to preserve capital and maintain liquidity by investing in securities issued or guaranteed as to principal and interest by the U.S. Government or its Agencies and repurchase agreements fully backed by such instruments.

The reporting period began on the heels of the Federal Reserve’s (“Fed”) decision to reduce the Federal Funds Rate target by 25 basis points* to a range of 1.5% to 1.75%. In all, the Fed lowered its target for short-term interest rates three times between August 2019 and October 2019. The more accommodative stance taken by the Fed was in part based on the potential economic fallout from broadening trade disputes as well as inflation measures undershooting the Fed’s targets. In December markets welcomed a truce in the U.S.-China trade conflict. This coupled with modest economic growth and low unemployment reduced market expectations of additional short-term interest rate cuts in 2020.

In early 2020, the spread of COVID-19 caused a sharp decline in U.S. economic activity. The Fed acted with force, lowering the Federal Funds Rate target by 50 basis points to a range of 1% to 1.25% on March 3rd and then all the way down to the 0%-0.25% range on March 15th. The Fed made available a broad menu of facilities to restore liquidity and functionality in financial markets. It conducted large-scale asset purchases and introduced various lending facilities. Congress passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act designed to mitigate the impact of the lockdowns on American households and businesses. During the middle of 2020 as lockdowns were eased and businesses reopened, the economy began its rebound. Despite an improving economy and positive vaccine developments, we anticipate near zero short-term interest rates to persist given the acceleration in new COVID-19 cases and its potential global economic impact.

The investment team for the BBH U.S. Government Money Market Fund maintained what it believed to be a prudent investment strategy throughout the period, with a weighted average maturity typically between 40 and 50 days.

Past performance does not guarantee future results and current performance may be lower or higher than the past performance quoted. For performance current to the most recent month-end please call 1-800-625-5759.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

_______________________

Portfolio holdings and characteristics are subject to change.
*One "basis point" or "bp" is 1/100th of a percent (0.01% or 0.0001)

2

BBH U.S. GOVERNMENT MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH U.S. Government Money Market Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH U.S. Government Money Market Fund (the “Fund”), one of the funds within the BBH Trust, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from July 1, 2019 to October 31, 2019 and for the year in the period ended June 30, 2019, the financial highlights for the year then ended, the period from July 1, 2019 to October 31, 2019 and for each of the four years in the period ended June 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for the year then ended, the period from July 1, 2019 to October 31, 2019 and for each of the year in the period ended June 30, 2019, and the financial highlights for the year then ended, the period from July 1, 2019 to October 31, 2019 and for each of the four years in the period ended June 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the BBH Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the BBH Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The BBH Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the BBH Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

FINANCIAL STATEMENTS OCTOBER 31, 2020	3

BBH U.S. GOVERNMENT MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

4

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO ALLOCATION

October 31, 2020

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
U.S. Treasury Bills	$3,329,592,460	94.2%
Repurchase Agreements	175,000,000	4.9
Cash and Other Assets in Excess of Liabilities	30,954,345	0.9
NET ASSETS	$3,535,546,805	100.0%

All data as of October 31, 2020. The Fund's breakdown by security type is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	5

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. TREASURY BILLS (94.2%)
$180,000,000	U.S. Treasury Bill[1,2]	11/12/20	0.093%	$179,994,870
180,000,000	U.S. Treasury Bill[1,2]	11/17/20	0.098	179,992,187
170,000,000	U.S. Treasury Bill[1,2]	11/19/20	0.093	169,992,123
200,000,000	U.S. Treasury Bill[1]	11/24/20	0.071	199,990,928
225,000,000	U.S. Treasury Bill[1,2]	11/27/20	0.094	224,984,714
225,000,000	U.S. Treasury Bill[1]	12/01/20	0.077	224,985,656
220,000,000	U.S. Treasury Bill[1,2]	12/03/20	0.103	219,979,920
200,000,000	U.S. Treasury Bill[1]	12/08/20	0.092	199,981,192
245,000,000	U.S. Treasury Bill[1,2]	12/10/20	0.089	244,976,340
225,000,000	U.S. Treasury Bill[1,2]	12/17/20	0.083	224,976,137
180,000,000	U.S. Treasury Bill[1,2]	01/05/21	0.089	179,971,012
200,000,000	U.S. Treasury Bill[1,2]	01/07/21	0.093	199,965,476
135,000,000	U.S. Treasury Bill[1,2]	01/12/21	0.110	134,970,420
160,000,000	U.S. Treasury Bill[1,2]	01/14/21	0.094	159,968,961
170,000,000	U.S. Treasury Bill[1,2]	01/21/21	0.097	169,962,931
235,000,000	U.S. Treasury Bill[1,2]	01/28/21	0.095	234,945,721
180,000,000	U.S. Treasury Bill[1,2]	02/04/21	0.097	179,953,872
	Total U.S. Treasury Bills (Cost $3,329,592,460)			3,329,592,460

The accompanying notes are an integral part of these financial statements.

6

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	REPURCHASE AGREEMENTS (4.9%)
$55,000,000	BNP Paribas (Agreement dated 10/30/20 collateralized by FHLB 3.900%-3.930%, due 07/11/33-02/25/36, original par $20,000, value $21,135, FHLMC 2.124%-7.500%, due 11/01/22-10/ 01/50, original par $11,424,680, value $1,523,571, FNMA 2.500%-5.500%, due 04/01/27-08/01/50, original par $33,131,605, value $27,734,662, GNMA 1.875%-4.500%, due 02/15/41-04/20/50, original par $21,752,748, value $12,005,906, U.S. Treasury Securities 0.000%-2.875%, due 03/25/21-05/31/25, original par $13,968,400, value $14,814,726)	11/02/20	0.080%	$55,000,000
65,000,000	National Australia Bank Ltd. (Agreement dated 10/30/20 collateralized by U.S. Treasury Bonds 7.250%, due 08/15/22, original par $58,100,000, value $66,300,000)	11/02/20	0.040	65,000,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	7

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Principal Amount		Maturity Date	Interest Rate	Value
	REPURCHASE AGREEMENTS (continued)
$55,000,000	Societe Generale (Agreement dated 10/30/20 collateralized by FHLMC 3.298%-5.331%, due 11/01/30-09/01/48, original par $29,143,496, value $18,904,093, FNMA 2.500%-4.500%, due 11/01/47-02/01/57, original par $16,156,792, value $14,218,020, GNMA 2.000%-4.000%, due 12/20/26-09/20/50, original par $39,005,136, value $10,735,089, U.S. Treasury Securities 0.000%-6.875%, due 11/15/20-08/15/25, original par $11,467,797, value $12,242,798)	11/02/20	0.090%	$55,000,000
	Total Repurchase Agreements (Cost $175,000,000)			175,000,000

TOTAL INVESTMENTS (Cost $3,504,592,460)[3]	99.1%	$3,504,592,460
ASSETS IN EXCESS OF OTHER LIABILITIES	0.9%	30,954,345
NET ASSETS	100.0%	$3,535,546,805

_______________________

[1]	Coupon represents a yield to maturity.
[2]	Coupon represents a weighted average yield.
[3]

The aggregate cost for federal income tax purposes is $3,504,592,460, the aggregate gross unrealized appreciation is $0 and the aggregate gross unrealized depreciation is $0 resulting in net unrealized depreciation of $0.

Abbreviations:

FHLB – Federal Home Loan Bank.

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

The accompanying notes are an integral part of these financial statements.

8

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	9

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2020

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities. As observable prices are not available for these securities, valuation techniques are used to derive fair value.

At October 31, 2020, 100%of the Fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940, as amended (the “1940 Act”). Amortized cost approximates the fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2020
U.S. Treasury Bills	$—	$3,329,592,460	$—	$3,329,592,460
Repurchase Agreements	—	175,000,000	—	175,000,000
Total Investment, at value	$—	$3,504,592,460	$—	$3,504,592,460

The accompanying notes are an integral part of these financial statements.

10

BBH U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS:
Investments, at cost which approximates fair value	$3,329,592,460
Repurchase agreements (Cost $175,000,000)	175,000,000
Cash	31,306,201
Receivables for:
Investment advisory and administrative fees waiver reimbursement	451,610
Interest	1,490
Prepaid assets	23,879
Total Assets	3,536,375,640
LIABILITIES:
Payables for:
Investment advisory and administrative fees	634,547
Dividends declared	59,879
Custody and fund accounting fees	59,619
Professional fees	52,717
Shareholder servicing fees	8,845
Transfer agent fees	2,514
Accrued expenses and other liabilities	10,714
Total Liabilities	828,835
NET ASSETS	$3,535,546,805
Net Assets Consist of:
Paid-in capital	$3,535,581,994
Accumulated deficit	(35,189)
Net Assets	$3,535,546,805

NET ASSET VALUE AND OFFERING PRICE PER SHARE REGULAR SHARES
($60,948,916 ÷ 60,954,521 shares outstanding)	$1.00
INSTITUTIONAL SHARES
($3,474,597,889 ÷ 3,474,633,491 shares outstanding)	$1.00

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	11

BBH U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2020

NET INVESTMENT INCOME:
Income:
Interest income	$19,169,845
Other income	16,949
Total Income	19,186,794
Expenses:
Investment advisory and administrative fees	6,178,010
Custody and fund accounting fees	251,375
Shareholder servicing fees	129,433
Professional fees	60,661
Board of Trustees’ fees	58,399
Transfer agent fees	31,069
Miscellaneous expenses	170,602
Total Expenses	6,879,549
Investment advisory, administrative and shareholder service fee waiver	(1,390,227)
Net Expenses	5,489,322
Net Investment Income	13,697,472
NET REALIZED GAIN:
Net realized gain on investments	40,269
Net Increase in Net Assets Resulting from Operations	$13,737,741

The accompanying notes are an integral part of these financial statements.

12

BBH U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2020	For the period from July 1, 2019 to October 31, 2019	For the year ended June 30, 2019
INCREASE IN NET ASSETS:
Operations:
Net investment income	$13,697,472	$14,106,526	$45,083,987
Net realized gain on investments	40,269	42,235	12,619
Net increase in net assets resulting from operations	13,737,741	14,148,761	45,096,606
Distributions declared:
Regular Shares	(345,171)	(359,145)	(826,257)
Institutional Shares	(13,392,570)	(13,788,994)	(44,270,349)
Total distributions declared	(13,737,741)	(14,148,139)	(45,096,606)
From Fund Share (Principal) Transactions at Net Asset Value of $1.00 per share:
Fund shares sold and fund shares issued in connection with reinvestments of dividends	8,663,555,206	2,560,331,601	7,032,223,805
Fund shares repurchased	(7,238,357,034)	(2,637,758,587)	(6,615,829,390)
Net increase (decrease) in net assets resulting from fund share transactions	1,425,198,172	(77,426,986)	416,394,415
Total increase (decrease) in net assets	1,425,198,172	(77,426,364)	416,394,415
NET ASSETS:
Beginning of period	2,110,348,633	2,187,774,997	1,771,380,582
End of period	$3,535,546,805	$2,110,348,633	$2,187,774,997

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	13

BBH U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Regular Share outstanding throughout each period.

	For the year ended October 31, 2020	For the period from July 1, 2019 to October 31, 2019
			For the years ended June 30,
			2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1]	0.01	0.01	0.02	0.01	0.00 [2]	0.00 [2]
Distributions to shareholders:
From net investment income	(0.01)	(0.01)	(0.02)	(0.01)	0.00 [2]	0.00 [2]
Total distributions	(0.01)	(0.01)	(0.02)	(0.01)	0.00 [2]	0.00 [2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.47%	0.55%[3]	1.76%	0.81%	0.08%	0.01%
Ratios/Supplemental data:
Net assets, end of period (in millions)	$61	$71	$62	$62	$67	$49
Ratio of expenses to average net assets before reductions	0.48%	0.47%[4]	0.49%	0.50%	0.48%	0.48%
Expense reimbursement[5]	0.14%	–%	–%	–%	0.10%	0.38%
Expense offset arrangement	–%	–%	0.01%	0.02%	0.00%[6]	0.00%[6]
Ratio of expenses to average net assets after reductions.	0.34%	0.47%[4]	0.48%	0.48%	0.38%	0.10%
Ratio of net investment income to average net assets	0.53%	1.64%	1.75%	0.78%	0.08%	0.01%
____________
[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01 per share.
[3]	Not Annualized.
[4]	Annualized with the exception of audit fees.
[5]

During the year ended October 31, 2020, the period ended October 31, 2019, and the years ended June 30, 2019, 2018, 2017 and 2016, the investment advisory and administrative fee/shareholder servicing fee waivers, as a result of a minimum yield agreement, were $90,799, $-, $-, $-, $50,768 and $2,511,954, respectively.

[6]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

14

BBH U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for an Institutional Share outstanding throughout each period.

	For the year ended October 31, 2020	For the period from July 1, 2019 to October 31, 2019
			For the years ended June 30,
			2019	2018	2017	2016
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1]	0.01	0.01	0.02	0.01	0.00 [2]	0.00 [2]
Distributions to shareholders:
From net investment income	(0.01)	(0.01)	(0.02)	(0.01)	0.00 [2]	0.00 [2]
Total distributions	(0.01)	(0.01)	(0.02)	(0.01)	0.00 [2]	0.00 [2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.59%	0.63%[3]	2.02%	1.06%	0.22%	0.02%
Ratios/Supplemental data:
Net assets, end of period (in millions)	$3,475	$2,040	$2,126	$1,710	$1,455	$1,605
Ratio of expenses to average net assets before reductions	0.24%	0.24%[4]	0.24%	0.26%	0.24%	0.25%
Expense reimbursement[5]	0.05%	–%	–%	–%	–%	0.05%
Expense offset arrangement	–%	–%	0.01%	0.02%	0.00%[6]	0.00%[6]
Ratio of expenses to average net assets after reductions	0.19%	0.24%[4]	0.23%	0.24%	0.24%	0.20%
Ratio of net investment income to average net assets	0.48%	1.86%	2.02%	1.07%	0.21%	0.03%
____________
[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01 per share.
[3]	Not Annualized.
[4]	Annualized with the exception of audit fees.
[5]

During the year ended October 31, 2020, the period ended October 31, 2019, and the years ended June 30, 2019, 2018, 2017 and 2016, the investment advisory and administrative fee/shareholder servicing fee waivers, as a result of a minimum yield agreement, were $1,299,428, $-, $-, $-, $- and $573,823, respectively.

[6]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	15

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2020

1. Organization. The Fund is a separate series of BBH Trust (the “Trust”), which is registered under the 1940 Act, as an open-end management investment company. The Trust was originally organized as a Massachusetts business trust on June 7, 1983 and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on December 12, 1983. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to create an unlimited number of series, each of which may issue a separate class of shares. The Fund currently offers two classes of shares, Regular Shares and Institutional Shares. The investment objective of the Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. At October 31, 2020, there were seven series of the Trust. Effective July 1, 2019, the Fund changed its fiscal year end from June 30, 2019 to October 31, 2019.

2.Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A. Valuation of Investments. The Fund values its investments at amortized cost, which approximates fair value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is in compliance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate fair value, securities may be valued as determined in accordance with procedures adopted by the Board.

B. Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued as earned and consists of interest accrued, accretion of discount on debt securities (including both original issue and market discount) and premium amortization on the investments of the Fund.

C. Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the

16

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the marked-to-market value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

 Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

 The Fund’s repurchase agreements are disclosed on a gross basis and information related to collateral, which could be offset in event of default, are shown in the Portfolio of Investments.

E.Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to

FINANCIAL STATEMENTS OCTOBER 31, 2020	17

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2020, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

F.Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $345,171 and $13,392,570 to Regular and Institutional shareholders, respectively, during the year ended October 31, 2020.

The tax character of distributions paid during the year ended October 31, 2020 and the period ended October 31, 2019, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Total Distributions paid
During the year ended October 31, 2020:	$13,737,741	$–	$13,737,741	$13,737,741
During the period from July 1, 2019 to October 31, 2019:	14,148,139	–	14,148,139	14,148,139

As of October 31, 2020 and 2019, respectively, the components of retained earnings/(accumulated deficit) were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
October 31, 2020:	$24,690	$—	$—	$(59,879)	$—	$(35,189)
October 31, 2019:	129,346	—	—	(164,535)	—	(35,189)

The Fund did not have a net capital loss carryforward at October 31, 2020.

The Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from the amounts shown in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

18

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

There are no significant differences between book-basis and tax-basis unrealized appreciation/(depreciation) for investments for the current period.

To the extent future capital gains are offset by future capital loss carryforwards, if any, such gains will not be distributed.

G. Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates.

A.Investment Advisory and Administrative Fees. Effective June 12, 2007, under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.25% on the first $1,000,000,000 of the Fund’s average daily net assets and 0.20% of the Fund’s average daily net assets in excess of $1,000,000,000. For the year ended October 31, 2020, the Fund incurred $6,178,010 for services under the Agreement.

B.Investment Advisory and Administrative Fee Waiver. BBH has voluntarily agreed to waive its Investment Advisory and Administrative Fee and credit daily to the Fund an amount necessary to maintain the minimum annualized yield of the Fund at 1 basis point (0.01%). The amount credited each day will offset the daily accrual of the Investment Advisory and Administrative Fee. This is a voluntary waiver that can be changed at any time at the sole discretion of BBH. For the year ended October 31, 2020, BBH waived fees in the amount of $60,421 and $1,299,428 for Regular Shares and Institutional Shares, respectively.

C.Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Regular Shares of the Fund calculated daily and paid monthly at an annual rate of 0.20% of the Regular Shares’ average daily net assets. For the year ended October 31, 2020, the Regular Shares of the Fund incurred $129,433 in shareholder servicing fees.

D.Shareholder Servicing Fee Waiver. BBH has voluntarily agreed to waive its Shareholder Servicing Fee for the Regular Shares only when the Investment Advisory and Administrative Fee waiver described above is not enough to maintain the minimum daily yield of the Fund at 1 basis point (0.01%). The amount credited each day will offset to the daily accrual of the Shareholder Servicing Fee. This is a voluntary waiver that can

FINANCIAL STATEMENTS OCTOBER 31, 2020	19

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

be changed at any time at the sole discretion of BBH. For the year ended October 31, 2020, the Regular Shares of the Fund incurred $30,378 in shareholder servicing fees.

E.Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and paid monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.004% per annum of average daily net assets. For the year ended October 31, 2020, the Fund incurred $251,375 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the agreement for the year ended October 31, 2020 was $159,099. This amount is included in “Interest income” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2020 was $25,177. This amount is included in the “Custody and fund accounting fees” in the Statement of Operations.

F.Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act (referred to here as an “Independent Trustee”) receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2020, the Fund incurred $58,399 in Independent Trustee compensation and expense reimbursements.

G.Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

20

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

4.Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Regular Shares and Institutional Shares of beneficial interest, at no par value. Transactions in Regular Shares and Institutional Shares were as follows:

	For the year ended October 31, 2020		For the period ended October 31, 2019
	Shares	Dollars	Shares	Dollars
Regular Shares
Shares sold	315,424,689	$315,424,689	93,758,560	$93,758,560
Shares issued in connection with reinvestments of dividends	126,888	126,888	203,806	203,806
Shares redeemed	(325,258,417)	(325,258,417)	(84,994,901)	(84,994,901)
Net increase (decrease)	(9,706,840)	$(9,706,840)	8,967,465	$8,967,465
Institutional Shares
Shares sold	8,347,970,492	$8,347,970,492	2,466,327,388	$2,466,327,388
Shares issued in connection with reinvestments of dividends	33,137	33,137	41,847	41,847
Shares redeemed	(6,913,098,617)	(6,913,098,617)	(2,552,763,686)	(2,552,763,686)
Net increase (decrease)	1,434,905,012	$1,434,905,012	(86,394,451)	$(86,394,451)

5. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

 Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH or any other bank, and the shares are neither insured nor guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. BBH has no legal obligation to provide financial support to the Fund and you should not expect that BBH as the Fund’s sponsor will provide financial support to the Fund at any time. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

 The divergence of the Fund’s amortized cost price per share from its market based net asset value per share may result in the Fund’s inability to maintain a stable $1.00 NAV, resulting in material dilution or other unfair results to shareholders (stable NAV risk). In the normal course of business the Fund invests in securities and enters into transactions where risks exist due to failure of an issuer, guarantor or counterparty to a transaction to perform (credit risk) or changes in interest rates (interest rate risk). The value of securities held by the Fund may fall due to changing political, regulatory, economic and

FINANCIAL STATEMENTS OCTOBER 31, 2020	21

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

social developments, or market conditions. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). The Fund is subject to the risk that the securities selected by the investment adviser may underperform (management risk). Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the Fund if the other party to the agreement should default on its obligations (repurchase agreement risk). The Fund’s investments in certain U.S. government agency securities may not be backed by the U.S. Treasury and may be supported only by the credit of the issuer (U.S. government agency securities risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by the Fund’s investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The Fund’s exposure to these risks with respect to these financial assets held by the Fund is reflected in their value as recorded in the Fund’s Statement of Assets and Liabilities. The U.S. Securities and Exchange Commission (the “SEC”) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of the Fund (Regulatory Risk). The absence of an active market for the Fund’s variable and floating rate securities could make it difficult for the Fund to dispose of them if the issuer defaults (Variable and Floating Rate Instrument Risk).

 Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

6. Money Market Regulation. Money market funds are required to comply with SEC regulations and governing rules for money market funds. Government money market funds, such as BBH U.S. Government Money Market Fund, are permitted to continue to transact fund shares at a NAV calculated using the amortized cost valuation method. The Fund’s Board of Trustees has determined not to impose any liquidity-based redemption fees or redemption gates on the Fund as permitted by the SEC amendments. As a government money market fund, the Fund must invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash or government securities.

22

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2020

7. Recent Pronouncements.

A. ASU 2017-08. In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for years, and interim periods within those years, beginning after December 15, 2018. The application of ASU 2017-08 did not have significant impact on the Fund's financial statements.

8. Significant Events. In the beginning of 2020, there was an outbreak of the novel corona virus (COVID 19) which has impacted the financial markets and the global economy as a whole. The outbreak of COVID 19 is still ongoing and the magnitude and impact on the financial markets is highly uncertain and cannot be predicted. The effect of this impact may adversely impact the future carrying value of investments and results of operations of the Fund.

There are no other significant events to report as they relate to the Fund.

9.Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2020 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2020	23

BBH U.S. GOVERNMENT MONEY MARKET FUND

DISCLOSURE OF FUND EXPENSES

October 31, 2020 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

24

BBH U.S. GOVERNMENT MONEY MARKET FUND

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2020 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020[1]
Regular Shares
Actual	$1,000	$1,000	$0.90
Hypothetical[2]	$1,000	$1,024	$0.92

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020[1]
Institutional Shares
Actual	$1,000	$1,000	$0.75
Hypothetical[2]	$1,000	$1,024	$0.76

________________

[1]	Expenses are equal to the Fund’s annualized net expense ratio of 0.18% and 0.15% for Regular and Institutional Shares, respectively, multiplied by 184/366 (to reflect the one half-year period).
[2]	Assumes a return of 5% before expenses. For the purpose of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

FINANCIAL STATEMENTS OCTOBER 31, 2020	25

BBH U.S. GOVERNMENT MONEY MARKET FUND

CONFLICTS OF INTEREST

October 31, 2020 (unaudited)

Conflict of Interest

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser and the Sub-Adviser have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and the Sub-Adviser monitor a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-Adviser and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-Adviser manage funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients’ accounts may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-Adviser

26

BBH U.S. GOVERNMENT MONEY MARKET FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser and Sub-Adviser, sponsor and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Sub-adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to the Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Sub-Adviser. The Sub-Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

FINANCIAL STATEMENTS OCTOBER 31, 2020	27

BBH U.S. GOVERNMENT MONEY MARKET FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Cross Trades. Under certain circumstances, the Investment Adviser and/or the Sub-adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser or the Sub-adviser. Subject to applicable law and regulation, BBH, the Investment Adviser or the Sub-adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser or the Sub-adviser’s clients (“cross trades”), including the Funds, if BBH, the Investment Adviser or the Sub-adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser or the Sub-adviser’s decision to engage in these transactions for the Funds. BBH, the Investment Adviser and/or the Sub-adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that the Sub-Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

28

BBH U.S. GOVERNMENT MONEY MARKET FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available, or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal

FINANCIAL STATEMENTS OCTOBER 31, 2020	29

BBH U.S. GOVERNMENT MONEY MARKET FUND

CONFLICTS OF INTEREST (continued)

October 31, 2020 (unaudited)

trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

30

BBH U.S. GOVERNMENT MONEY MARKET FUND

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2020 (unaudited)

In January 2021, the Fund will report on Form 1099 the tax status of all distributions made during the calendar year 2020. Shareholders should use the information on Form 1099 for their income tax returns.

FINANCIAL STATEMENTS OCTOBER 31, 2020	31

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND

(unaudited)

Information pertaining to the Trustees and executive officers of BBH Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	7	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	7	Director of Western World Insurance Group, Inc.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	7	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	7	Trustee, Bridge Builder Trust (8 Funds), Director, Teton Advisers, Inc. (a registered investment adviser).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Senior Adviser (2018-present).	7	None.

32

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	7	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	7	None.

FINANCIAL STATEMENTS OCTOBER 31, 2020	33

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Keith M. Kelley 140 Broadway New York, NY 10005 Birth Year: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014- February 2016).

34

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has seven series, and each is counted as one “Portfolio” for purposes of this table.

FINANCIAL STATEMENTS OCTOBER 31, 2020	35

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com
By E-mail send your request to:
On the internet:

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Item 2. Code of Ethics.

As of the period ended October 31, 2020 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (800) 575 - 1265.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Andrew S. Frazier, John M. Tesoro, Mark M. Collins and Joan A. Binstock possess the attributes identified in Instruction (b) of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Andrew S. Frazier, John M. Tesoro, Mark M. Collins and Joan A. Binstock as the Registrant’s audit committee financial experts. Messrs. Andrew S. Frazier, John M. Tesoro, Mark M. Collins and Ms. Joan A. Binstock are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.
(a)

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $331,000 for 2020 and $375,000 for 2019

(b)

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2020 and $0 for 2019.

(c)

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $54,442 for 2020 and $41,704 for 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $28,333 for 2020 and $42,000 for 2019.

The other services provided to the Registrant consisted of examinations pursuant to Rule 17f-2 of the Investment Company Act of 1940, as amended and filings of Form N-17f-2 “Certificate of Accounting of Securities and Similar Investments in the Custody of Management Investment Companies” with the U.S. Securities and Exchange Commission (“17f-2 Services”) in addition to audit services, tax services and 17f-2 Services provided to other series of the Registrant.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 0%; and Other Fees were 0%.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $1,904,181 for 2020 and $1,659,137 for 2019.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
Not Applicable

Item 6. Investments.
(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13. Exhibits.
(a)(1)	Not applicable.
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 13(a)(2) to this Form N-CSR.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 13(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BBH Trust
By: (Signature and Title)

/s/ Jean-Pierre Paquin
Jean-Pierre Paquin
Title: President (Principal Executive Officer)
Date: January 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Jean-Pierre Paquin
Jean-Pierre Paquin
Title: President (Principal Executive Officer)
Date: January 11, 2021

By: (Signature and Title)

/s/ Charles H. Schreiber
Charles H. Schreiber
Title: Treasurer (Principal Financial Officer)
Date: January 11, 2021